As filed with the Securities and Exchange Commission on June 4, 2003.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-14

                                                            ----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /_X__/
                                                            ----
         Pre-Effective Amendment No. __                    /____/
                                                            ----
         Post-Effective Amendment No. ___                  /____/

                        (Check appropriate box or boxes)

                        JOHN HANCOCK INVESTMENT TRUST III
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Huntington Avenue, Boston, Massachusetts 02199-7603
--------------------------------------------------------------------------------
                (Address of principal executive office) Zip Code

                                 (617) 375-1702
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                              Susan S. Newton, Esq.
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                                Boston, MA 02199
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Title of Securities Being Registered: shares of beneficial interest of John Hancock Investment Trust III.

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration statement.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 33-4559 and 811-4630).

It is proposed that this filing will become effective on July 7, 2003 pursuant to Rule 488 under the Securities Act of 1933.

                              IMPORTANT INFORMATION

                                                                   July 15, 2003

Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in John Hancock Pacific Basin Equities Fund. The enclosed proxy statement contains information about a proposal to reorganize your Fund and transfer its assets into John Hancock International Fund.

Why are changes being proposed?

The reorganization is intended to consolidate the international strategies of your Fund and John Hancock International Fund into one unified approach that eliminates the regional concentration of John Hancock Pacific Basin Equities Fund in favor of an international investment strategy. This change benefits you because, unlike John Hancock Pacific Basin Equities Fund, John Hancock International Fund is not geographically concentrated and can therefore invest in a broader range of countries and regions, offering greater diversification.

Moreover, by focusing on core international investments, the combined fund may be better positioned in the market to increase asset size and achieve economies of scale. Each Fund incurs substantial operating costs for insurance, accounting, legal, and custodial services. The reorganization of these Funds may enable you to benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to a lower expense ratio. If the proposal is approved, you will receive shares of the International Fund in proportion to the value of your shares in John Hancock Pacific Basin Equities Fund.

Impact on Fund Expenses

It is important to note that your Fund's expenses are projected to decrease as a result of the reorganization. Your Fund's expenses as a percentage of net assets are 2.57% for Class A shares and 3.27% for Class B and C shares. If the reorganization is approved, John Hancock Funds has agreed to extend the cap on the International Fund's expenses, which is equal to 2.35% of net assets for Class A and 3.05% for Class B and Class C shares, until at least March 1, 2005.

Your Vote Matters

After careful consideration, your Fund's trustees have unanimously agreed to the reorganization of the assets of John Hancock Pacific Basin Equities Fund into John Hancock International Fund. The enclosed proxy statement contains further explanation and important details of the reorganization, which I strongly encourage you to read before voting. If approved by the shareholders, the reorganization is scheduled to take place at the close of business on September 26, 2003.

Your vote makes a difference, no matter what the size of your investment. Please review the enclosed proxy materials and submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote one of three ways: via telephone by calling 1-866-241-6192; via mail by returning the enclosed voting card; or via the Internet by visiting www.jhfunds.com and selecting the shareholder entryway. If you have any questions or need additional information, please contact a John Hancock Funds Customer Service Representative at 1-800-225-5291 between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                        Sincerely,

                                        Maureen R. Ford
                                        Chairman and Chief
                                        Executive Officer

JOHN HANCOCK PACIFIC BASIN EQUITIES FUND (a series of John Hancock World Fund) ("Pacific Basin Equities Fund" or "your fund")

101 Huntington Avenue
Boston, MA 02199

Notice of Joint Special Meeting of Shareholders
Scheduled for September 24, 2003

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Pacific Basin Equities Fund:

A joint shareholder meeting for your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, September 24, 2003, at 9:00 A.M., Eastern time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between John Hancock Pacific Basin Equities Fund ("Pacific Basin Equities Fund" or "your fund") and John Hancock International Fund ("International Fund"). Under this Agreement, your fund would transfer all of its assets to International Fund in exchange for shares of International Fund. These shares would be distributed proportionately to you and the other shareholders of Pacific Basin Equities Fund. International Fund would also assume Pacific Basin Equities Fund's liabilities. Pacific Basin Equities Fund's board of trustees recommends that you vote FOR this proposal.

2.    Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on July 02, 2003 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, it may result in additional shareholder solicitation.

                                        By order of the board of trustees,

                                        Susan S. Newton
                                        Secretary

July 15, 2003

PROXY STATEMENT of

John Hancock Pacific Basin Equities Fund (referred to herein as "Pacific Basin Fund", the "Acquired Fund" or "your fund" (a series of John Hancock World Fund))

101 Huntington Avenue
Boston, MA 02199

PROSPECTUS for
John Hancock International Fund (referred to herein as the "Acquiring Fund" or "International Fund") (a series of John Hancock Investment Trust III)

101 Huntington Avenue
Boston, MA 02199

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization. Please read it carefully and retain it for future reference.

-----------------------------------------------------------------------------------------
              Acquired Fund         Acquiring Fund        Shareholders Entitled to Vote
-----------------------------------------------------------------------------------------
Proposal 1    Pacific Basin Fund    International Fund    Pacific Basin Fund shareholders
-----------------------------------------------------------------------------------------

How The Reorganization Will Work

o The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume the Acquired Fund's liabilities.

o The Acquiring Fund will issue Class A shares to the Acquired Fund in an amount equal to the value of the Acquired Fund's net assets attributable to its Class A shares. These shares will be distributed to the Acquired Fund's Class A shareholders in proportion to their holdings on the reorganization date.

o The Acquiring Fund will issue Class B shares to the Acquired Fund in an amount equal to the value of the Acquired Fund's net assets attributable to its Class B shares. These shares will be distributed to the Acquired Fund's Class B shareholders in proportion to their holdings on the reorganization date.

o The Acquiring Fund will issue Class C shares to the Acquired Fund in an amount equal to the value of the Acquired Fund's net assets attributable to its Class C shares. These shares will be distributed to the Acquired Fund's Class C shareholders in proportion to their holdings on the reorganization date.

o The Acquired Fund will be terminated and fund shareholders will become shareholders of the Acquiring Fund.

o The reorganization is intended to result in no income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund.

Rationale for the Reorganization

The reorganization is intended to consolidate the funds' international strategies into one unified approach that eliminates the regional concentration of Pacific Basin Fund. Instead, the reorganization would consolidate your fund into the Acquiring Fund, which invests primarily in non-U.S. equity securities and has no fixed allocation of assets to specific countries or regions. In addition, because the Acquiring Fund is now John Hancock Funds' primary vehicle for international equity investing, it is better positioned to build upon economies of scale and attract additional investments. As a result, the Acquiring Fund's greater asset size may allow the Acquiring Fund to (i) obtain better net prices on securities trades, (ii) achieve greater diversification of international portfolio holdings and (iii) reduce per share expenses as fixed expenses are shared over a larger asset base. Therefore, the trustees of your fund recommend that you vote FOR the reorganization.

The total expenses paid by your fund will decrease as a result of the reorganization. Although the Acquiring Fund's management fee is higher than John Hancock International Fund's management fee, the annual operating expenses based on John Hancock International Fund's most recent fiscal year is lower than Pacific Basin Fund's operating expenses. Furthermore, upon completion of the merger, the funds' investment adviser has agreed until at least March 1, 2005 to limit the Acquiring Fund's total operating expenses to 2.35% of average daily net assets for Class A shares and 3.05% of average daily net assets for Class B and Class C shares.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
Where to Get More Information
--------------------------------------------------------------------------------
Class A, B and C prospectus of               In the same envelope as this proxy
International Fund dated February 14,        statement and prospectus. These
2003.                                        documents are incorporated by reference
                                             into (and therefore legally part of)
                                             this proxy statement and prospectus.
--------------------------------------------------------------------------------
The International Fund's annual
report to shareholders dated
October 31, 2002.
--------------------------------------------------------------------------------
Class A, B and C prospectus for              On file with the Securities and
the Acquired Fund dated February             Exchange Commission ("SEC") or
14, 2003.                                    available at no charge by calling
                                             our toll-free number:1-800-225-5291.
                                             Incorporated by reference into
                                             (and therefore legally part of)
                                             this proxy statement and
                                             prospectus.
--------------------------------------------------------------------------------
The Acquired Fund's annual
reports to
shareholders dated October
31, 2002.
--------------------------------------------------------------------------------
A statement of additional information
dated July 15, 2003. It contains
additional information about the
Acquired Fund and the Acquiring Fund.
--------------------------------------------------------------------------------
To ask questions about this proxy            Call our toll-free telephone
statement and prospectus.                    number: 1-800-225-5291
--------------------------------------------------------------------------------

The date of this proxy statement and prospectus is July 15, 2003.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            Page
--------------------------------------------------------------------------------
INTRODUCTION
--------------------------------------------------------------------------------
PROPOSAL 1-- PACIFIC BASIN FUND
--------------------------------------------------------------------------------
  Summary
--------------------------------------------------------------------------------
  Comparison of Investment Risks
--------------------------------------------------------------------------------
  Proposal to Approve the Agreement and Plan of Reorganization
--------------------------------------------------------------------------------
FURTHER INFORMATION ON THE REORGANIZATION CAPITALIZATION
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES
--------------------------------------------------------------------------------
BOARDS' EVALUATION AND RECOMMENDATION
--------------------------------------------------------------------------------
VOTING RIGHTS AND REQUIRED VOTE
--------------------------------------------------------------------------------
INFORMATION CONCERNING THE MEETING
--------------------------------------------------------------------------------
OWNERSHIP OF SHARES OF THE FUNDS EXPERTS
--------------------------------------------------------------------------------
AVAILABLE INFORMATION
--------------------------------------------------------------------------------
EXHIBIT A -- Form of Agreement and Plan of Reorganization
--------------------------------------------------------------------------------

INTRODUCTION

This proxy statement and prospectus is being used by the Acquired Fund's board of trustees to solicit proxies to be voted at a special meeting of the Acquired Fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, September 24, 2003 at 9:00 A.M., Eastern time. The purpose of the meeting is to consider proposals to approve the Agreement and Plan of Reorganization providing for the reorganization of the Acquired Fund into the Acquiring Fund. This proxy statement and prospectus is being mailed to your fund's shareholders on or about July 15, 2003.

Please read carefully the entire proxy statement, including Exhibit A and the enclosed prospectus and annual report.

Who is Eligible to Vote?

Shareholders of record on July 2, 2003 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL

Approval of Agreement and Plan of Reorganization Between Pacific Basin Fund and International Fund

A proposal to approve an Agreement and Plan of Reorganization (the "Agreement") between Pacific Basin Fund and International Fund. Under this Agreement, Pacific Basin Fund would transfer all of its assets to International Fund in exchange for shares of International Fund. These shares would be distributed proportionately to the shareholders of Pacific Basin Fund. International Fund would also assume Pacific Basin Fund's liabilities. Pacific Basin Fund's board of trustees recommends that shareholders vote FOR this proposal.


SUMMARY

Comparison of Pacific Basin Fund to International Fund
----------------------------------------------------------------------------------------------------------------
                        Pacific Basin Fund                          International Fund
----------------------------------------------------------------------------------------------------------------
Business                A diversified series of John Hancock        A diversified series of John Hancock
                        World Fund, an open-end investment          Investment Trust III, an open-end
                        management company organized as a           investment management company organized
                        Massachusetts business trust.               as a Massachusetts business trust.
----------------------------------------------------------------------------------------------------------------
Net assets as of        $ 17.2 million                              $ 64.3 million *
April 30, 2003
----------------------------------------------------------------------------------------------------------------
Investment adviser,     Investment Adviser:                         Investment Adviser:
subadviser and          John Hancock Advisers, LLC                  John Hancock Advisers, LLC
portfolio managers      Subadviser:                                 Subadviser:
                        Nicholas Applegate Capital Management       Nicholas Applegate Capital Management
                        -A subsidiary of Allianz AG, a German       -A subsidiary of Allianz AG, a German
                        publicly traded company, which, together    publicly traded company, which, together
                        with its subsidiaries, comprises the        with its subsidiaries, comprises the
                        world's largest insurance group             world's largest insurance group
                        -Supervised by the adviser                  -Supervised by the adviser
                        -Founded in 1984                            -Founded in 1984
                        Portfolio managers:                         Portfolio managers:
                        U.S.-based team responsible for             U.S.-based team responsible for
                        day-to-day investment management            day-to-day investment management
----------------------------------------------------------------------------------------------------------------
Investment objective    The fund seeks long-term growth of          The fund seeks long-term growth of
                        capital. This objective is fundamental      capital. This objective is
                        and can be changed only with shareholder    non-fundamental and can be changed
                        approval.                                   without shareholder approval.
----------------------------------------------------------------------------------------------------------------
Primary investments     The fund normally invests at least 80%      The fund normally invests at least 80%
                        of its assets in corporate common stock     of its assets in stocks of foreign
                        and other equity securities of "Pacific     companies.
                        Basin companies".

                        "Pacific Basin companies" are companies
                        that derive more than half of their
                        revenues from Pacific Basin operations,
                        are organized under the laws of Pacific
                        Basin countries, or are traded
                        principally on Pacific Basin exchanges.
                        Although the Pacific Basin includes all
                        of the countries bordering the Pacific
                        Ocean, the manager focuses on Japan,
                        Hong Kong, Australia, Singapore, South
                        Korea, China and Taiwan.
----------------------------------------------------------------------------------------------------------------
Emerging Markets        The fund may invest in emerging markets     The fund may invest up to 30% of assets
                        countries without any specified             in emerging markets as classified by
                        percentage limitation.                      Morgan Stanley Capital International (MSCI).
----------------------------------------------------------------------------------------------------------------
Allocation of Assets    Neither fund maintains a fixed allocation of assets, either with respect to securities type or geography.
----------------------------------------------------------------------------------------------------------------
Diversification         The fund is diversified, which means        The fund is diversified, which means
                        that, with respect to 75% of total          that, with respect to 75% of total
                        assets, the fund cannot invest (i) more     assets, the fund cannot invest (i) more
                        than 5% of total assets in securities of    than 5% of total assets in securities of
                        a single issuer or (ii) in securities       a single issuer or (ii) in securities
                        representing more than 10% of the           representing more than 10% of the
                        outstanding voting securities of an         outstanding voting securities of an
                        issuer.                                     issuer.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                    In addition, the fund cannot invest more
                                                                    than 5% of total assets in a single
                                                                    security (other than U.S. Government
                                                                    securities).
----------------------------------------------------------------------------------------------------------------
Derivatives             Each fund may make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).
----------------------------------------------------------------------------------------------------------------
Temporary defensive     In abnormal conditions, each fund may temporarily invest more than 20% of assets
positions               in investment-grade short-term securities. In these and other cases, the funds might not achieve their respective goals.
----------------------------------------------------------------------------------------------------------------

* Net assets have been restated to reflect the reorganization of John Hancock Global Fund and John Hancock European Equity Fund into International Fund which occurred on May 9, 2003.

In deciding whether to approve the reorganization, you should consider the similarities and differences between your fund and International Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of International Fund is commensurate with the amount of risk involved in the authorized investments of your fund. Although the investment objectives of the two funds are identical, their investment policies and risks are different. Your fund concentrates its investments in securities of Pacific Basin companies. International Fund, however, does not maintain any geographical concentration and invests in securities of foreign companies without any fixed allocation of assets. In addition, International Fund may invest up to 30% of assets in emerging markets, whereas your fund may invest in emerging markets within the Pacific Basin but does not have a stated percentage policy. International Fund also has a more restrictive diversification policy than your fund, limiting investment in any single security to 5% of the fund's assets.

------------------------------------------------------------------------------------------------
CLASSES OF SHARES
------------------------------------------------------------------------------------------------
                            Pacific Basin Fund and International Fund
------------------------------------------------------------------------------------------------
Class A sales charges and   The Class A shares of both funds have the same characteristics
12b-1 fees                  and fee structure.
                            o   Class A shares are offered with front-end sales charges
                                ranging from 2% to 5% of the fund's offering price,
                                depending on the amount invested.
                            o   Class A shares are subject to a 12b-1 distribution fee equal to 0.30% annually of average net assets.
                            o   There is no front-end sales charge for investments of $1
                                million or more, but there is a contingent deferred sales
                                charge ranging from 0.25% to 1.00% on shares sold within one year of purchase.
                            o   Investors can combine multiple purchases of Class A shares to take advantage of breakpoints in the sales charge
                                schedule.
                            o   Sales charges are waived for the categories of investors
                                listed in the funds' prospectuses.
------------------------------------------------------------------------------------------------
Class B sales charges and   The Class B shares of both funds have the same characteristics and
12b-1 fees                  fee structure.
                            o   Class B shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC)
                                if sold within six years after purchase. The CDSC ranges
                                from 1.00% to 5.00% depending on how long the shares are
                                held. No CDSC is imposed on shares held more than six years.
                            o   Class B shares are subject to 12b-1 distribution and service fees equal to 1.00% annually of average net assets.
                            o   CDSCs are waived for the categories of investors listed in the funds' prospectus.
                            o   Class B shares automatically convert to Class A shares after eight years.
------------------------------------------------------------------------------------------------
Class C sales charges and   The Class C shares of both funds have the same characteristics and
12b-1 fees                  fee structure.
                            o   Class C shares are offered with a front-end sales charge
                                equal to 1.00% of the fund's offering price.
                            o   Class C shares are subject to a contingent deferred sales
                                charge of 1.00% on shares sold within one year of purchase.
                            o   Class C shares are subject to 12b-1 distribution and service fees equal to 1.00% annually of average net assets.
                            o   No automatic conversion to Class A shares, so annual
                                expenses continue at the Class C level throughout the life of the investment.
------------------------------------------------------------------------------------------------
12b-1 fees                  o   These fees are paid out of a fund's assets on an ongoing
                                basis. Over time these fees will increase the cost of
                                investments and may cost more than other types of sales
                                charges.
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
------------------------------------------------------------------------------------
                      Pacific Basin Fund and International Fund
------------------------------------------------------------------------------------
Buying shares         Investors may buy shares at their public offering price
                      through a financial representative or the funds' transfer
                      agent, John Hancock Signature Services, Inc. After May 21,
                      2003, investors will not be allowed to open new accounts in
                      Pacific Basin Fund but can add to existing accounts.
------------------------------------------------------------------------------------
Minimum initial       Class A, Class B and Class C Shares: $1,000 for non-retirement
investment            accounts and $250 for retirement accounts and group
                      investments.
------------------------------------------------------------------------------------
Exchanging shares     Shareholders may exchange their shares at net asset value with no sales charge for shares of the same class of any other John
                      Hancock fund.
------------------------------------------------------------------------------------
Selling shares        Shareholders may sell their shares by submitting a proper
                      written or telephone request to John Hancock Signature
                      Services, Inc.
------------------------------------------------------------------------------------
Net asset value       All purchases, exchanges and sales are made at a price based on the next determined net asset value (NAV) per share of the fund. Both funds' NAVs are determined at the close of regular trading on the New York Stock Exchange, which is normally 4:00
                      P.M. Eastern time.
------------------------------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The expense table appearing below shows the expenses for the twelve-month period ended April 30, 2003, adjusted to reflect any changes. Future expenses for all share classes may be greater or less. The examples contained in the expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Pro Forma Expenses

In connection with the reorganization, the adviser has agreed until at least March 1, 2005 to limit International Fund's total operating expenses to 2.35% of average daily net assets for Class A shares and 3.05% of average daily net assets for Class B and Class C shares. This expense limitation is lower than your fund's total operating expenses for its most recent fiscal year.

The following expense table shows the hypothetical ("pro forma") expenses of International Fund assuming that a reorganization with Pacific Basin Fund, occurred on May 1, 2002. The expenses shown in both tables are based on fees and expenses incurred during the twelve-month period ended April 30, 2003.

-------------------------------------------------------------------------------------------
                                                                           International
                                                                                Fund*
                                                                              (PRO FORMA
                                                                           for the 12 mths
                                                                            ended 4/30/03)
                                                                              (Assuming
                                                                            reorganization
                                               Pacific                           with
                                                Basin     International     Pacific Basin
                                                Fund          Fund*             Fund)
-------------------------------------------------------------------------------------------
Shareholder transaction expenses               Class A       Class A           Class A
-------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on          5.00%         5.00%             5.00%
purchases (as a % of purchase price)
-------------------------------------------------------------------------------------------
Maximum sales charge imposed on                 none          None              None
reinvested dividends
-------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as         none          None              None
a % of purchase or sale price,
whichever is less(1)
-------------------------------------------------------------------------------------------
Redemption fee(2)                               none          None              None
-------------------------------------------------------------------------------------------
Exchange fee                                    none          None              None
-------------------------------------------------------------------------------------------
Annual fund operating expenses                 Class A       Class A            Class A
(as a % of average net assets)
-------------------------------------------------------------------------------------------
Management fee                                  0.80%         0.90%              0.90%
-------------------------------------------------------------------------------------------
Distribution and service (12b-1) fee            0.30%         0.30%              0.30%
-------------------------------------------------------------------------------------------
Other expenses                                  1.47%         1.36%              1.29%
-------------------------------------------------------------------------------------------
Total fund operating expenses                   2.57%         2.56%              2.49%
-------------------------------------------------------------------------------------------
Expense reduction                                N/A         [0.21]%(3)         [0.14]%(3)
-------------------------------------------------------------------------------------------
Net fund operating expenses                     2.57%         2.35%              2.35%
-------------------------------------------------------------------------------------------

* International Fund's expenses have been restated to reflect the proforma results of the reorganization of John Hancock Global Fund and John Hancock European Equity Fund into International Fund which occurred on May 9, 2003. Actual expenses of International Fund as of April 30, 2003 without taking into account those reorganizations, were as follows: Class A: 4.91%
     (gross) and 2.86% (net).

(1)  Except for investments of $1 million or more.

(2)  Does not include wire redemption fee (currently $4.00).

(3) The adviser has agreed to limit International Fund's Class A operating expenses to 2.35% of the fund's Class A average daily net assets at least until March 1, 2004, and effective with the reorganization, to extend such limit until at least March 1, 2005.

---------------------------------------------------------------------------------------------
                                                                           International
                                                                               Fund*
                                                                             (PRO FORMA
                                                                          for the 12 mths
                                                                           ended 4/30/03)
                                                                             (Assuming
                                             Pacific                    reorganization with
                                              Basin    International       Pacific Basin
                                              Fund         Fund*               Fund)
---------------------------------------------------------------------------------------------
Shareholder transaction expenses             Class B      Class B             Class B
---------------------------------------------------------------------------------------------
Maximum sales charge (load)                   None          None                None
imposed on purchases
(as a % of purchase price)
---------------------------------------------------------------------------------------------
Maximum sales charge imposed on
reinvested dividends                          None          None                None
---------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)          5.00%         5.00%               5.00%
as a % of purchase or sale
price, whichever is less
---------------------------------------------------------------------------------------------
Redemption fee(2)                             None          None                None
---------------------------------------------------------------------------------------------
Exchange fee                                  None          None                None
---------------------------------------------------------------------------------------------
Annual fund operating expenses               Class B       Class B             Class B
(as a % of average net assets)
---------------------------------------------------------------------------------------------
Management fee                                0.80%         0.90%               0.90%
---------------------------------------------------------------------------------------------
Distribution and service (12b-1) fee          1.00%         1.00%               1.00%
---------------------------------------------------------------------------------------------
Other expenses                                1.47%         1.36%               1.29%
---------------------------------------------------------------------------------------------
Total fund operating expenses                 3.27%         3.26%               3.19%
---------------------------------------------------------------------------------------------
Expense reduction                              N/A         [0.21%](3)          ([0.14%] (4)
---------------------------------------------------------------------------------------------
Net fund operating expenses                   3.27%         3.05%               3.05%
---------------------------------------------------------------------------------------------
Shareholder transaction expenses             Class C       Class C             Class C
---------------------------------------------------------------------------------------------
Maximum sales charge (load)
imposed on purchases                          1.00%         1.00%               1.00%
(as a % of purchase price)
---------------------------------------------------------------------------------------------
Maximum sales charge imposed on
reinvested dividends                          None          none                None
---------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)          1.00%         1.00%               1.00%
as a % of purchase or sale
price, whichever is less
---------------------------------------------------------------------------------------------
Redemption fee(2)                             None          none                None
---------------------------------------------------------------------------------------------
Exchange fee                                  None          none                None
---------------------------------------------------------------------------------------------
Annual fund operating expenses               Class C       Class C             Class C
(as a % of average net assets)
---------------------------------------------------------------------------------------------
Management fee                                0.80%         0.90%               0.90%
---------------------------------------------------------------------------------------------
Distribution and service (12b-1) fee          1.00%         1.00%               1.00%
---------------------------------------------------------------------------------------------
Other expenses                                1.47%         1.36%               1.29%
---------------------------------------------------------------------------------------------
Total fund operating expenses                 3.27%         3.26%               3.19%
---------------------------------------------------------------------------------------------
Expense reduction(3)(4)                        N/A         [0.21%](3)          ([0.14%] (3)
---------------------------------------------------------------------------------------------
Net fund operating expenses                   3.27%         3.05%               3.05%
---------------------------------------------------------------------------------------------

* International Fund's expenses have been restated to reflect the proforma results of the reorganization of John Hancock Global Fund and John Hancock European Equity Fund into International Fund which occurred on May 9, 2003. Actual expenses of International Fund for the twelve months ended April
     30, 2003 without taking into account those reorganizations, were as follows: Class B shares: 5.61% gross and 3.56% (net); Class C shares:
     5.61% gross and 3.56% (net).

(1)  Except for investments of $1 million or more.

(2)  Does not include wire redemption fee (currently $4.00).

(3) The adviser has agreed to limit International Fund's Class B and Class C operating expenses to 3.05% of the fund's Class B and Class C average daily net assets at least until March 1, 2004, and effective with the reorganization, to extend such limits until at least March 1, 2005.

The pro forma examples contained in the expense table show what you would pay on a $10,000 investment on each fund separately, and on the International Fund if the reorganization occurs on September 26, 2003. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The pro forma examples are for comparison purposes only and are not a representation of International Fund's actual expenses or returns, either past or future.

Examples

----------------------------------------------------------------------------------------------------
                                                                                 International Fund*
                                                                                     (PRO FORMA)
                                                                                     (Assuming
                                                                                 reorganization with
                                           Pacific Basin        International       Pacific Basin
Class A                                        Fund                 Fund*               Fund)
----------------------------------------------------------------------------------------------------
Year 1                                        $  747               $  738             $  726
----------------------------------------------------------------------------------------------------
Year 3                                        $1,260               $1,249             $1,218
----------------------------------------------------------------------------------------------------
Year 5                                        $1,797               $1,785             $1,741
----------------------------------------------------------------------------------------------------
Year 10                                       $3,260               $3,244             $3,169
----------------------------------------------------------------------------------------------------

Class B-- assuming redemption at end of period
----------------------------------------------------------------------------------------------------
Year 1                                        $  830               $  820             $  808
----------------------------------------------------------------------------------------------------
Year 3                                        $1,307               $1,295             $1,264
----------------------------------------------------------------------------------------------------
Year 5                                        $1,907               $1,895             $1,851
----------------------------------------------------------------------------------------------------
Year 10                                       $3,408               $3.393             $3,318
----------------------------------------------------------------------------------------------------

Class B-- assuming no redemption
----------------------------------------------------------------------------------------------------
Year 1                                        $  330               $  320             $  308
----------------------------------------------------------------------------------------------------
Year 3                                        $1,007               $  995             $  964
----------------------------------------------------------------------------------------------------
Year 5                                        $1,707               $1,695             $1,651
----------------------------------------------------------------------------------------------------
Year 10                                       $3,408               $3,393             $3,318
----------------------------------------------------------------------------------------------------

Class C -- assuming redemption at end of period
----------------------------------------------------------------------------------------------------
Year 1                                        $  526               $  516             $  504
----------------------------------------------------------------------------------------------------
Year 3                                        $1,097               $1,085             $1,054
----------------------------------------------------------------------------------------------------
Year 5                                        $1,790               $1,778             $1,734
----------------------------------------------------------------------------------------------------
Year 10                                       $3,632               $3,617             $3,544
----------------------------------------------------------------------------------------------------
Class C-- assuming no redemption
----------------------------------------------------------------------------------------------------
Year 1                                        $  427               $  417             $  405
----------------------------------------------------------------------------------------------------
Year 3                                        $1,097               $1,085             $1,054
----------------------------------------------------------------------------------------------------
Year 5                                        $1,790               $1,778             $1,734
----------------------------------------------------------------------------------------------------
Year 10                                       $3,632               $3,617             $3,544
----------------------------------------------------------------------------------------------------

* Expenses for International Fund used in the Example have been restated to reflect the reorganization of John Hancock Global Fund and John Hancock European Equity Fund into International Fund which occurred on May 9, 2003.

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

--------------------------------------------------------------------------------
   Fund Asset Breakpoints                                             Fee Rate
--------------------------------------------------------------------------------
Pacific Basin Fund
--------------------------------------------------------------------------------
   First $200 million                                                 0.800%
--------------------------------------------------------------------------------
   Amount over $200 million                                           0.700%
--------------------------------------------------------------------------------
International Fund (current)
--------------------------------------------------------------------------------
   First $100 million                                                 0.900%
--------------------------------------------------------------------------------
   Next $200 million                                                  0.800%
--------------------------------------------------------------------------------
   Next $200 million                                                  0.750%
--------------------------------------------------------------------------------
   Amount over $500 million                                           0.625%
--------------------------------------------------------------------------------
International Fund (pro forma)
--------------------------------------------------------------------------------
   First $100 million                                                 0.900%
--------------------------------------------------------------------------------
   Next $200 million                                                  0.800%
--------------------------------------------------------------------------------
   Next $200 million                                                  0.750%
--------------------------------------------------------------------------------
   Amount over $500 million                                           0.625%
--------------------------------------------------------------------------------

International Fund's pro forma management fee rate of 0.90% is higher than your fund's management fee rate of 0.80% at current asset levels. At higher asset levels, International Fund's management fee rate is higher than your fund's management fee rate, except that International Fund's management fee rate is lower than your fund's management fee rate at asset levels over $500 million. Both funds have the same 12b-1 fees for Class A shares (0.30%) and Class B and Class C shares (1.00%). International Fund's pro forma other expenses of 1.29% are lower than Pacific Basin Fund's other expenses of 1.47%. This results in International Fund's pro forma total annual operating expenses for all share classes being lower than Pacific Basin Fund's total annual operating expenses, in each case both before and after the expense limitations.

Each fund's subadviser is Nicholas Applegate, an indirect wholly owned subsidiary of Allianz AG, a German publicly traded company, which, together with its subsidiaries, comprises the world's largest insurance group. Nicholas Applegate is responsible for providing investment advice to the funds, subject to the review of the Trustees and overall supervision of the adviser. Nicholas Applegate also provides the funds on a continuous basis with economic, financial and political information, research and assistance concerning international markets. Nicholas Applegate receives its compensation directly from the adviser, not the funds. For Pacific Basin Fund, the adviser pays Nicholas Applegate a subadvisory fee equal on an annual basis to: (i) 0.60% of the first $100,000,000 of the average daily net asset value of the Fund; and (ii) 0.50% of the average daily net asset value of the Fund in excess of $100,000,000. For International Fund, the annual rate is equal to (i) 0.50% of the first $500,000,000 of the average daily net asset value of the Fund; and (ii) 0.45% of the average daily net asset value of the Fund in excess of $500,000,000. However, Nicholas Applegate has agreed to reduce its subadvisory fees in connection with the reorganization so that after the reorganization, International Fund's subadvisory fee will be equal on an annual basis to (i) 0.45% of the first $200,000,000 of the average daily net asset value of the Fund; and (ii) 0.40% of the average daily net asset value of the Fund in excess of $200,000,000. This reduction will have no effect on the fund's advisory fees or other expenses.

COMPARISON OF INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

-------------------------------------------------------------------------------------------------------------------------
                               Pacific Basin Fund                                                      International Fund
-------------------------------------------------------------------------------------------------------------------------
Stock market risk              The value of securities in the fund may go down in response to overall stock market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund concentrates in certain sectors, its performance could be worse than that of the overall stock market.
-------------------------------------------------------------------------------------------------------------------------
Management risk                The fund's management strategy may fail to produce the intended results. The fund could underperform its peers or lose money if the investment strategy, including country, industry or security (or in the case of International Fund, region) selection, does not perform as expected.
-------------------------------------------------------------------------------------------------------------------------
Foreign securities risk        Foreign investments are more risky than domestic investments.
                               Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse.
-------------------------------------------------------------------------------------------------------------------------
Regional concentration risk    Because the fund focuses on a single region of the world, its           Not applicable.
                               performance may be more volatile than that of a fund that invests globally. Pacific Basin issues denominated in euros are subject to the risk that the euro may decline in value against the U.S. dollar.
                               Also, applying a single monetary policy to countries with different economic trends could hurt issuers in some countries, and the failure of a monetary union could disrupt Pacific Basin economies.
-------------------------------------------------------------------------------------------------------------------------
Emerging markets risk          To the extent the fund invests in emerging markets, the risks of investment in foreign securities are more significant. Also, in a down market emerging markets investments could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------------------------------------------------
Derivatives risk               Certain derivative instruments can produce disproportionate gains or losses and are riskier than direct investments. Also, in a down market derivatives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------------------------------------------------
Active trading                 The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.
-------------------------------------------------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached to this proxy statement as Exhibit A. Additional information about the reorganization and the Agreement is set forth below under "Further Information on Each Reorganization." The Agreement provides for a reorganization on the following terms:

o The reorganization is scheduled to occur at 5:00 P.M., Eastern time, on September 26, 2003, but may occur on any later date before December 31, 2003. Pacific Basin Fund will transfer all of its assets to

      International Fund and International Fund will assume all of Pacific Basin Fund's liabilities. This will result in the addition of Pacific Basin Fund's assets to International Fund's portfolio. The net asset value of both funds will be computed as of 5:00 P.M., Eastern time, on the reorganization date.

o International Fund will issue to Pacific Basin Fund Class A shares in an amount equal to the net assets attributable to Pacific Basin Fund's Class A shares. As part of the liquidation of Pacific Basin Fund, these shares will immediately be distributed to Class A shareholders of record of Pacific Basin Fund in proportion to their holdings on the reorganization date. As a result, Class A shareholders of Pacific Basin Fund will end up as Class A shareholders of International Fund.

o International Fund will issue to Pacific Basin Fund Class B shares in an amount equal to the net assets attributable to Pacific Basin Fund's Class B shares. As part of the liquidation of Pacific Basin Fund, these shares will immediately be distributed to Class B shareholders of record of Pacific Basin Fund in proportion to their holdings on the reorganization date. As a result, Class B shareholders of Pacific Basin Fund will end up as Class B shareholders of International Fund.

o International Fund will issue to Pacific Basin Fund Class C shares in an amount equal to the net assets attributable to Pacific Basin Fund's Class C shares. As part of the liquidation of Pacific Basin Fund, these shares will immediately be distributed to Class C shareholders of record of Pacific Basin Fund in proportion to their holdings on the reorganization date. As a result, Class C shareholders of Pacific Basin Fund will end up as Class C shareholders of International Fund.

o After the shares are issued, the existence of Pacific Basin Fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of Pacific Basin Fund believes that the proposed reorganization will be advantageous to the shareholders of Pacific Basin Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, that, unlike your fund, International Fund is not geographically concentrated and therefore can invest in a broader range of countries and regions. International Fund is larger in size than your fund and invests in similar types of securities. Combining the funds' assets into a single investment portfolio will afford greater diversification. Moreover, the international focus may result in a more concentrated marketing effort with a goal of increased fund assets.

Second, that the adviser has agreed, until at least March 1, 2005, to limit the International Fund's total expenses to 2.35% of average daily net asset for Class A Shares and 3.05% of average daily net assets for Class B and Class C shares. These are lower than Pacific Basin Fund's total annual operating expenses for twelve months ended April 30, 2003. For example, Pacific Basin Fund's total Class A operating expenses for the twelve months ended April 30, 2003 were 2.57%.

Third, that a combined fund offers economies of scale that may lead to lower per share expenses. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce International Fund's expense ratio over time because of economies of scale if the funds are combined.

The board of trustees of International Fund considered that the reorganization presents an excellent opportunity for International Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to International Fund and its shareholders.

The boards of both funds also considered that the adviser and the funds' distributor will benefit from the reorganization. For example, the adviser might achieve cost savings due to the fund's lower fixed costs, which may result in a reduction in the adviser's expense limitation over time, as well as any reduced costs resulting from a consolidated portfolio management effort. The boards believe, however, that these savings will not amount to a significant economic benefit to the adviser or distributor.

Comparative Fees and Expense Ratios. As discussed above, the adviser has agreed until at least March 1, 2005 to limit International Fund's total operating expenses to 2.35% of average daily net assets for Class A shares and 3.05% of average daily net assets for Class B and Class C shares. Without this expense limitation, International Fund's pro forma expenses would still be lower than your fund's total operating expenses. A full comparison of advisory fee rates and expense ratios is included above in the summary.

Comparative Performance. The trustees also considered details of the relative performance of your fund and International Fund.

Unreimbursed Distribution and Shareholder Service Expenses

The boards of trustees of Pacific Basin Fund and International Fund have determined that, if the reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under Pacific Basin Fund's Rule 12b-1 Plans will be reimbursable expenses under International Fund's Rule 12b-1 Plans. However, the maximum amounts payable annually under International Fund's Rule 12b-1 Plans (0.30%, 1.00% and 1.00% of average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively) will not increase.

The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of shares of Pacific Basin Fund and International Fund. The table shows both the dollar amount of these expenses and the percentage of each class' average net assets that they represent. Class I shares of International Fund are not included in the table because this class does not have a Rule 12b-1 Plan. Pacific Basin Fund does not have Class I shares.

Rule 12b-1 Payments and Unreimbursed Expenses

-------------------------------------------------------------------------------------
                                 Aggregate
                               Dollar Amount
                               of 12b-1 Fees        Unreimbursed        Unreimbursed
                               Paid (for 12          Rule 12b-1         Expenses as %
                                mths ended          Expenditures       of Each Class'
                                 April 30,        (as of April 30,       Average Net
   Name of Fund                    2003)               2003)               Assets
------------------------------------------------------------------------------------
Pacific Basin Fund              $ 34,761(A)       $   47,327(A)           0.41%(A)
------------------------------------------------------------------------------------
                                $113,491(B)       $2,428,079(B)          21.39%(B)
------------------------------------------------------------------------------------
                                $  8,971(C)       $   44,880(C)           5.00%(C)
------------------------------------------------------------------------------------
International Fund*             $153,488(A)       $   76,769(A)           0.15%(A)
------------------------------------------------------------------------------------
                                $218,535(B)       $4,441,500(B)          20.32%(B)
------------------------------------------------------------------------------------
                                $ 18,435(C)       $  268,337(C)          14.56%(C)
------------------------------------------------------------------------------------
Pro Forma:
------------------------------------------------------------------------------------
International Fund*
------------------------------------------------------------------------------------
Assuming reorganization
with Pacific Basin Fund         $188,249(A)       $  124,096(A)           0.20%(A)
------------------------------------------------------------------------------------
                                $332,026(B)       $6,869,579(B)          20.69%(B)
------------------------------------------------------------------------------------
                                $ 27,406(C)       $  313,217(C)          11.43%(C)
------------------------------------------------------------------------------------

* International Fund's Rule 12b-1 payments and expenditures have been restated to reflect the reorganization of John Hancock Global Fund and John Hancock European Equity Fund into International Fund which occurred on May 9, 2003.

If the reorganization had taken place on May 1, 2002, the pro forma combined unreimbursed expenses of International Fund's Class A, Class B and Class C shares would have been higher than if no reorganization had occurred. Nevertheless, International Fund's assumption of Pacific Basin Fund's unreimbursed Rule 12b-1 expenses will have no immediate effect upon the payments made under International Fund's Rule 12b-1 Plans. These payments will continue to be 0.30%, 1.00% and 1.00% of average daily net assets attributable to Class A, Class B and Class C shares, respectively.

John Hancock Funds, LLC may recover unreimbursed distribution and shareholder service expenses for Class B and Class C shares in future years. However, if International Fund's board terminates either class' Rule 12b-1 Plan, that class will not be obligated to reimburse these distribution and shareholder service expenses. Accordingly, until they are paid or accrued, unreimbursed distribution and shareholder service expenses do not and will not appear as an expense or liability in the financial statements of either fund. In addition, unreimbursed expenses are not reflected in a fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this proxy statement.

FURTHER INFORMATION ON THE REORGANIZATION

Tax Status of the Reorganization

The reorganization is not intended to result in income, gain or loss for United States federal income tax purposes and will not take place unless the funds receive a satisfactory opinion from Hale and Dorr LLP, substantially to the effect that the reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Code.

As a result, with respect to each reorganization, for federal income tax purposes:

o No gain or loss will be recognized by the Acquired Fund upon (1) the transfer of all of its assets to the Acquiring Fund as described above or
      (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund's shareholders;

o No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund's assets solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of the Acquired Fund's liabilities by the Acquiring Fund;

o The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately before the transfer;

o The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund's tax holding period for those assets;

o You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the reorganization;

o The basis of the Acquiring Fund shares received by you in the reorganization will be the same as the basis of your shares of the Acquired Fund surrendered in exchange; and

o The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund surrendered in the exchange, provided that the shares of the Acquired Fund were held as capital assets on the date of the exchange.

In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the reorganization date, you must either surrender the certificates to your fund or deliver to your fund a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of International Fund shares. Shareholders may not redeem or transfer International Fund shares received in the reorganization until they have surrendered their fund share certificates or delivered an Affidavit. International Fund will not issue share certificates in the reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 6).

The obligation of the Acquiring Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of Acquired Fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Agreement, paragraph 8).

Termination of Agreement. The board of trustees of the Acquired Fund or the Acquiring Fund may terminate the Agreement (even if the shareholders of the Acquired Fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. John Hancock Advisers, LLC will pay the reorganization costs attributable to the Acquired Fund and the Acquiring Fund in connection with entering into and carrying out the provisions of the Agreement, whether or not the reorganization occurs.

CAPITALIZATION

With respect to each Proposal, the following table sets forth the capitalization of each fund as of April 30, 2003, and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between April 30, 2003 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period. It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the reorganization date. The tables should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

If the reorganization of your fund had taken place on April 30, 2003:

-------------------------------------------------------------------------------------
                                   Pacific Basin      International          Pro
     Proposal 1                         Fund               Fund*            Forma*
-------------------------------------------------------------------------------------
Net Assets (millions)               $     17.2         $     64.3         $      81.5
-------------------------------------------------------------------------------------
Net Asset Value Per Share
-------------------------------------------------------------------------------------
   Class A                          $     8.14         $     5.10         $      5.10
-------------------------------------------------------------------------------------
   Class B                          $     7.66         $     4.78         $      4.78
-------------------------------------------------------------------------------------
   Class C                          $     7.66         $     4.78         $      4.78
-------------------------------------------------------------------------------------
Shares Outstanding
-------------------------------------------------------------------------------------
   Class A                           1,110,201          8,531,280          10,302,328
-------------------------------------------------------------------------------------
   Class B                             978,115          3,817,152           5,383,930
-------------------------------------------------------------------------------------
   Class C                              84,640            357,936             493,524
-------------------------------------------------------------------------------------

* Numbers are adjusted to reflect the reorganization of John Hancock Global Fund and John Hancock European Equity Fund into International Fund which occurred on May 9, 2003.

(1) If the reorganization of your fund had taken place on April 30, 2003, approximately 1.595, 1.602 and 1.602 International Fund Class A, B and C shares would have been issued for each share of Pacific Basin Fund Class A, B and C shares, respectively.

ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of each fund.

----------------------------------------------------------------------------------
Type of Information        Headings in Each Prospectus
----------------------------------------------------------------------------------
Investment objective       Goal and Strategy / Main Risks
and policies
----------------------------------------------------------------------------------
Portfolio                  Subadviser
management
----------------------------------------------------------------------------------
Expenses                   Your Expenses
----------------------------------------------------------------------------------
Custodian                  Business Structure
----------------------------------------------------------------------------------
Shares of beneficial       Your Account: Choosing a Share Class
interest
----------------------------------------------------------------------------------
Purchase of shares         Your Account: Choosing a Share Class, How Sales Charges
                           are Calculated, Sales Charge Reductions and Waivers,
                           Opening an Account, Buying Shares, Transaction Policies,
                           Additional Investor Services
----------------------------------------------------------------------------------
Redemption of sales        Your Account: Selling Shares, How Sales Charges are
of shares                  Calculated, Transaction Policies
----------------------------------------------------------------------------------
Dividends,                 Dividends and Account Policies
distributions
and taxes
----------------------------------------------------------------------------------

BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of your fund, including the trustees who are not "interested persons" of the fund or the adviser ("independent trustees"), approved the reorganization. In particular, the trustees determined that the reorganization is in the best interests of your fund and that the interest of your fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of International Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization is in the best interests of International Fund and that the interests of International Fund's shareholders would not be diluted as a result of the reorganization.

The trustees of the Acquired Fund recommend that shareholders of the Acquired Funds vote FOR the proposal to approve an Agreement and Plan of Reorganization.

VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of the proposal described above requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote on the proposal. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of:
(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the fund.

-------------------------------------------------------------------------------------------------------------
Shares                      Quorum                                   Voting
-------------------------------------------------------------------------------------------------------------
In General                  All shares "present" in person or by     Shares "present" in person will be voted
                            proxy are counted toward a quorum.       in person at the meeting. Shares present
                                                                     by proxy will be voted in accordance
                                                                     with instructions.
-------------------------------------------------------------------------------------------------------------
Proxy with no Voting        Considered "present" at                  Voted "for" a proposal.
Instruction (other than     meeting.
Broker Non-Vote)
-------------------------------------------------------------------------------------------------------------
Broker Non-Vote             Considered "present" at                  Not voted. Same effect as a vote
                            meeting.                                 "against" a proposal.
-------------------------------------------------------------------------------------------------------------
Vote to Abstain             Considered "present" at                  Not voted. Same effect as a vote
                            meeting.                                 "against" a proposal.
-------------------------------------------------------------------------------------------------------------

If the required approval of shareholders is not obtained with respect to the proposal, your fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate. This action could include, among other things, terminating a fund's expense limitation or closing the fund.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, LLC and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the Acquired Fund at a cost of approximately $10,000.

Revoking Proxies

The Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o by filing a written notice of revocation with the Acquired Fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000; or

o by returning a duly executed proxy with a later date before the time of the meeting; or

o if a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of July 2, 2003 (the "record date"), the number of shares of beneficial interest of your fund outstanding were as follows:

--------------------------------------------------------------------------------
FUND                                             SHARES OUTSTANDING
--------------------------------------------------------------------------------
Pacific Basin Fund
--------------------------------------------------------------------------------
   Class A
--------------------------------------------------------------------------------
   Class B
--------------------------------------------------------------------------------
   Class C
--------------------------------------------------------------------------------

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

Your fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of your fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in a fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders give their voting instructions, and to confirm that shareholders instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne to you.

o     Read the proxy statement and have your proxy card(s) at hand.

o     Go to the Web site on the proxy card.

o     Enter the "control number" found on your proxy card.

o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

o To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

Shareholders' Proposals

Your fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by the appropriate fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each fund, as of July 2, 2003, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of each fund, respectively:

--------------------------------------------------------------------------------------------
                                                      Pacific Basin Fund
--------------------------------------------------------------------------------------------
Names and Addresses of Owners of                      Class A    Class B   Class C
More Than 5% of Shares
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                      International Fund
--------------------------------------------------------------------------------------------
Names and Addresses of Owners of                      Class A    Class B   Class C   Class I
More Than 5% of Shares
--------------------------------------------------------------------------------------------

As of July 2, 2003, the trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of their respective funds.

FINANCIAL STATEMENTS AND EXPERTS

The financial highlights and financial statements of Pacific Basin Fund and International Fund, each for the periods ended October 31, 2002 and April 30, 2003 are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights for the period ended October 31, 2002 have been independently audited by PricewaterhouseCoopers LLP, as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing. The financial highlights and financial statements for the period ended April 30, 2003 have not been audited.

AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                                                   DRAFT 5/29/03


                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this ___ day of ______, 2003, by and between John Hancock Investment Trust III, a Massachusetts business trust (the "Trust") on behalf of its series, John Hancock International Fund (the "Acquiring Fund") and John Hancock World Fund, a Massachusetts business trust (the "Trust II"), on behalf of its series, John Hancock Pacific Basin Equities Fund (the "Acquired Fund"), each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A shares, Class B shares and Class C shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by (2) the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

     1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of Class A, Class B and Class C shares of beneficial interest of the Acquired Fund, as of the close of business on September 26, 2003 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal, in the case of each class of Acquiring Fund Shares, to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") attributable to the applicable class, assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the Closing, as defined in Paragraph 3.1 hereof. All computations shall be provided by The Bank of New York (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.

     1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     1.3 John Hancock Adviser, LLC, the investment adviser to the Acquiring Fund and the Acquired Fund, will bear the expenses allocable to each fund in connection with the transactions contemplated by this Agreement.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number and class of Acquiring Fund Shares due such shareholders. Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares, Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares. Acquired Fund shareholders who own Class C shares of the Acquired Fund will receive Class C Acquiring Fund Shares. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization. The Acquiring Fund will not issue share certificates in the Reorganization.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

     1.8 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

     2.1 The net asset values of the Class A, Class B and Class C Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund attributable to its Class A, Class B and Class C shares to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Class A, Class B and Class C Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net values of the assets of the Acquired Fund attributable to its Class A, Class B and Class C shares to be transferred shall be computed by the Custodian by calculating the value of the assets of each class transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities of each class assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

     2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets attributable to a class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with Paragraph 2.1 hereof.

     2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be September 26, 2003 or such other date on or before December 31, 2003 as the parties may agree. The closing of the reorganization (the "Closing") shall be held as of 5:00 p.m. at the offices of the Trust and the Trust II, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

     3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

     3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before December 31, 2003, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

     3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of each class of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

     4.1 The Trust II on behalf of the Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

       (a) The Trust II is a business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. Neither the Trust II nor the Acquired Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust II has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

       (b) The Trust II is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a diversified series of the Trust II;

       (c) The Trust II and the Acquired Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provision of the Trust II's Declaration of Trust, as amended and restated (the "Trust II's Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust II or the Acquired Fund is a party or by which it is bound;

       (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust II or the Acquired Fund or any of the Acquired Fund's properties or assets. The Trust II knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust II nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

       (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

       (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of October 31, 2002 [and the unaudited statement of assets and liabilities of the Acquired Fund as of April, 2003] and the related statement of operations [for each such period] (copies of which have been furnished to the Acquired Fund), present fairly in all material respects the financial condition of the Acquired Fund as of October 31, 2002 and [and April 30, 2003 respectively] the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

       (g) Since April 30, 2003, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

       (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

       (i) The Acquired Fund has qualified as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

       (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust II. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts and classes set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

       (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

       (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust II on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

       (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

       (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

       (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

       (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

       (q) The Class A, Class B, and Class C prospectus of the Acquired Fund, dated February 14, 2003, (the "Acquired Fund Prospectus"), furnished to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

       (r) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund at Closing pursuant to Section
       7.5 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 The Trust on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

       (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a diversified series of the Trust;

       (c) The Class A, Class B, and Class C prospectus of the Acquiring Fund dated February 14, 2003 (the "Acquiring Fund Prospectus") and statement of additional information for Class A, Class B, Class C and Class I shares of the Acquiring Fund, dated February 14, 2003, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

       (d) At the Closing Date, the Trust on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

       (e) The Trust and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result in a violation of any provisions of the Trust's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquiring Fund is a party or by which the Trust or the Acquiring Fund is bound;

       (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

       (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of October 31, 2002 [and the unaudited statement of assets and liabilities of the Acquiring Fund as of April, 2003] and the related statement of operations [for each such period] (copies of which have been furnished to the Acquired Fund), present fairly in all material respects the financial condition of the Acquiring Fund as of October 31, 2002 and [and April 30, respectively] the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

       (h) Since April 30, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

       (i) Each of the Acquiring Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquiring Fund will qualify as such as of the Closing Date;

       (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

       (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

       (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust;

       (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

       (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act; and

       (o) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund at Closing pursuant to Section
       6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 Except as expressly contemplated herein to the contrary, the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

     5.2 The Trust II will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 The Trust II on behalf of the Acquired Fund will provide such information within its possession or reasonably obtainable as the Trust on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.6 The Trust II on behalf of the Acquired Fund shall furnish to the Trust on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

     5.7 The Trust on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

     5.8 The Trust II on behalf of the Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

     5.9 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under Section 368(a) of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRED FUND

The obligations of the Trust II on behalf of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Trust on behalf of the Acquiring Fund shall have delivered to the Trust II on behalf of the Acquired Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust II on behalf of the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust II on behalf of the Acquired Fund shall reasonably request; and

     6.3 The Acquiring Fund shall have delivered to the Acquired Fund an Acquiring Fund Tax Representation Certificate in a form acceptable to Hale and Dorr LLP, the Acquired Fund and the Acquiring Fund concerning certain tax-related matters with respect to the Acquiring Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

        The obligations of the Trust on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust II on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Trust II on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Trust II on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

     7.3 The Trust II on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Acquired Fund, in form and substance satisfactory to the Trust on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquiring Fund shall reasonably request;

     7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation; and

     7.5 The Acquired Fund shall have delivered to the Acquiring Fund an Acquired Fund Tax Representation Certificate in a form acceptable to Hale and Dorr LLP, the Acquired Fund and the Acquiring Fund concerning certain tax-related matters with respect to the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRED FUND AND THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations hereunder of the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund are each subject to the further conditions that on or before the Closing Date:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust II's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust on behalf of the Acquiring Fund;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the Trust II or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

     8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

     8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code) after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

     8.6 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither the Trust II nor the Trust may waive the conditions set forth in this Paragraph 8.6.

9. BROKERAGE FEES AND EXPENSES

     9.1 The Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The Acquiring Fund and the Acquired Fund shall each be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   10.1 The Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

   10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

   11.1 This Agreement may be terminated by the mutual agreement of the Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

          (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

          (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

          (c) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

          (d) by resolution of the Trust II's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, the Trust II, or the Acquired Fund, or the Trustees or officers of the Trust or the Trust II, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

      12. AMENDMENTS This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Trust II. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this
          Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

     13. NOTICES Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention: President, and, in either case, with copies to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan, Esq.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

   14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

   14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   14.5 All persons dealing with the Trust or the Trust II must look solely to the property of the Trust or the Trust II, respectively, for the enforcement of any claims against the Trust or the Trust II as the Trustees, officers, agents and shareholders of the Trust or the Trust II assume no personal liability for obligations entered into on behalf of the Trust or the Trust II, respectively. None of the other series of the Trust or the Trust II shall be responsible for any obligations assumed by or on behalf of the Acquiring Fund or the Acquired Fund under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.



                              JOHN HANCOCK INVESTMENT TRUST III on behalf of JOHN HANCOCK INTERNATIONAL FUND



                              By:_______________________________________________


                              Maureen R. Ford
                              Chairman, President and Chief Executive Officer





                              JOHN HANCOCK WORLD FUND, on behalf of
                              JOHN HANCOCK PACIFIC BASIN EQUITIES FUND



                              By:_______________________________________________


                              Susan S. Newton
                              Senior Vice President and Secretary

                                      Thank
                                       You

                                   for mailing
                                 your proxy card
                                    promptly!


John Hancock Funds, LLC                     Mutual Funds
MEMBER NASD                                 Institutional Services
101 Huntington Avenue                       Private Managed Accounts
Boston, MA 02199-7603                       Retirement Plans

1-888-972-8696
1-800-554-6713 TDD
1-800-597-1897 EASI-Line
www.jhfunds.com

Sign up for electronic delivery at www.jhancock.com/funds/edelivery

                                   JOHN HANCOCK

--------------------------------------------------------------------------------

Prospectus 2.14.03                 International funds

                                   International Fund

                                   Pacific Basin Equities Fund


     [LOGO](R)
------------------
JOHN HANCOCK FUNDS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

A fund-by-fund summary          International Fund                           4
of goals, strategies,
risks, performance and          Pacific Basin Equities Fund                  6
expenses.

Policies and                    Your account
instructions for
opening, maintaining and        Choosing a share class                       8
closing an account in any       How sales charges are calculated             8
international fund.             Sales charge reductions and waivers          9
                                Opening an account                          10
                                Buying shares                               11
                                Selling shares                              12
                                Transaction policies                        14
                                Dividends and account policies              14
                                Additional investor services                15

Further information on          Fund details
the international funds.
                                Business structure                          16
                                Financial highlights                        17

                                For more information                back cover

Overview
--------------------------------------------------------------------------------

JOHN HANCOCK INTERNATIONAL FUNDS


These funds invest primarily in foreign stocks and seek long-term growth of capital. Each fund has its own strategy and its own risk profile.


WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o     are seeking to diversify a portfolio of domestic investments

o are seeking access to markets that can be less accessible to individual investors

o     are seeking funds for the growth portion of an asset allocation portfolio

o are investing for retirement or other goals that are many years in the future

International funds may NOT be appropriate if you:

o     are investing with a shorter time horizon in mind

o     are uncomfortable with an investment whose value may vary substantially

o     want to limit your exposure to foreign securities

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM


All John Hancock international funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and as of December 31, 2002 managed approximately $26 billion in assets.


--------------------------------------------------------------------------------
FUND INFORMATION KEY

[Clip Art] Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

International Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of foreign companies. The fund may invest up to 30% of assets in emerging markets as classified by Morgan Stanley Capital International (MSCI). The fund does not maintain a fixed allocation of assets, either with respect to securities type or geography.

In managing the portfolio, the managers focus on a "bottom-up" analysis on the financial conditions and competitiveness of individual foreign companies. In analyzing specific companies for possible investment, the managers ordinarily look for several of the following characteristics that will enable the companies to compete successfully in their respective markets:

o     above-average per share earnings growth

o     high return on invested capital

o     a healthy balance sheet

o     sound financial and accounting policies and overall financial strength

o     strong competitive advantages

o     effective research, product development and marketing.

The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the fund's assets among securities of countries that are expected to provide the best opportunities for meeting the fund's investment objective.

To manage risk, the fund does not invest more than 5% of assets in any one security.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal conditions, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q4 '99, 25.37%
Worst quarter: Q3 '02, -20.00%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
MSCI All Country World Ex-U.S. Free Index, an unmanaged index of freely traded stocks of foreign companies.

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
  1994   1995     1996      1997    1998     1999       2000      2001      2002
-6.61%   5.34%   11.37%   -7.73%   17.67%   31.19%   -27.68%   -29.76%   -20.47%

---------------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-02
---------------------------------------------------------------------------------------------------------
                                                  1 year       5 year     Life of     Life of     Life of
                                                                          Class A     Class B     Class C
Class A before tax (began 1-3-94)                 -24.40%      -9.93%      -5.54%          --          --
Class A after tax on distributions                -24.40%     -10.07%      -5.69%          --          --
Class A after tax on distributions,               -14.98%      -7.46%      -4.15%          --          --
with sale
Class B before tax (began 1-3-94)                 -25.17%     -10.01%          --      -5.67%          --
Class C before tax (began 6-1-98)                 -22.62%          --          --          --     -13.11%
---------------------------------------------------------------------------------------------------------
MSCI All Country World Ex-U.S. Free Index         -16.53%      -4.40%      -0.63%      -0.63%      -6.82%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluc-tuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy has a significant influence on fund performance. If the fund invests in countries or regions that experience economic downturns, performance could suffer. In addition, if certain investments or industries do not perform as expected, or if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                              Class A     Class B     Class C
------------------------------------------------------------------------------------------------
Maximum sales charge (load)                                        5.00%       5.00%       2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                           5.00%       none        1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less             none(2)        5.00%       1.00%

------------------------------------------------------------------------------------------------
Annual operating expenses                                        Class A     Class B     Class C
------------------------------------------------------------------------------------------------
Management fee                                                     1.00%       1.00%       1.00%
Distribution and service (12b-1) fees                              0.30%       1.00%       1.00%
Other expenses                                                     3.13%       3.13%       3.13%
Total fund operating expenses                                      4.43%       5.13%       5.13%
Expense reimbursement (at least until 2-28-04)                     2.05%       2.05%       2.05%
Annual operating expenses                                          2.38%       3.08%       3.08%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                              Year 1      Year 3      Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                 $729      $1,598      $2,476      $4,717
Class B with redemption                 $811      $1,655      $2,597      $4,854
Class B without redemption              $311      $1,355      $2,397      $4,854
Class C with redemption                 $507      $1,442      $2,473      $5,039
Class C without redemption              $408      $1,442      $2,473      $5,039

(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

SUBADVISER

Nicholas-Applegate Capital Management

U.S.-based team responsible for day-to-day investment management since December 2000

Founded in 1984

Supervised by the adviser


FUND CODES

Class A    Ticker                FINAX
           CUSIP                 409906500
           Newspaper             IntlA
           SEC number            811-4630
           JH fund               40
           number

Class B    Ticker                FINBX
           CUSIP                 409906609
           Newspaper             IntlB
           SEC number            811-4630
           JH fund               140
           number

Class C    Ticker                JINCX
           CUSIP                 409906831
           Newspaper             --
           SEC number            811-4630
           JH fund               540
           number

Pacific Basin Equities Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities (including common and preferred stocks and their equivalents) of Pacific Basin companies. These companies derive more than half of their revenues from Pacific Basin operations, are organized under the laws of Pacific Basin countries, or are traded principally on Pacific Basin exchanges. Although the Pacific Basin includes all countries bordering the Pacific Ocean, the managers focus on Japan, Hong Kong, Australia, Singapore, South Korea, China and Taiwan. Some Pacific Basin countries may be considered emerging markets.

The fund may also invest in stocks of Asian companies outside the Pacific Basin. The fund does not maintain a fixed allocation of assets, either with respect to securities or geography.

In managing the portfolio, the managers focus on a "bottom-up" analysis on the financial conditions and competitiveness of individual companies located in the Pacific Basin. In analyzing specific companies for possible investment, the managers ordinarily look for several of the following characteristics that will enable the companies to compete successfully in their respective markets:

o     above-average per share earnings growth

o     high return on invested capital

o     a healthy balance sheet

o     sound financial and accounting policies and overall financial strength

o     strong competitive advantages

o     effective research, product development and marketing

The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the fund's assets among securities of countries that are expected to provide the best opportunities for meeting the fund's investment objective.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q4 '99, 38.03%
Worst quarter: Q4 '97, -25.64%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

MSCI All Country Pacific Free Index, an unmanaged index of stocks of companies in Australia, Japan and certain other Pacific Basin Countries.

-----------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
-----------------------------------------------------------------------------------------
 1993      1994   1995    1996       1997      1998    1999       2000      2001     2002
70.45%   -9.28%   4.95%   3.37%   -27.87%   -10.72%   99.47%   -30.55%   -23.60%   -7.52%

--------------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-02
--------------------------------------------------------------------------------------------------------
                                                   1 year      5 year     10 year    Life of     Life of
                                                                                     Class B     Class C
Class A before tax                                -12.11%      -3.66%       0.04%         --          --
Class A after tax on distributions                -12.11%      -3.85%      -0.30%         --          --
Class A after tax on distributions,                -7.43%      -2.94%      -0.05%         --          --
with sale
Class B before tax (began 3-7-94)                 -12.72%      -3.73%          --     -5.35%          --
Class C before tax (began 3-1-99)                 -10.00%          --          --         --      -0.86%
--------------------------------------------------------------------------------------------------------
MSCI All Country Pacific Free Index                -9.93%      -4.60%      -2.41%    -7.36%*      -5.76%

* As of March 1, 1994.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Because the fund focuses on a single region of the world, its performance may be more volatile than that of a fund that invests globally.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets, which include much of the Pacific Basin.

The fund's management strategy has a significant influence on fund performance. Pacific Basin stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on other types of stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Stocks of small- and medium-capitalization companies tend to be more volatile than those of larger companies.

o     Certain derivatives could produce disproportionate losses.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                              Class A     Class B     Class C
------------------------------------------------------------------------------------------------
Maximum sales charge (load)                                        5.00%       5.00%       2.00%
Maximum front-end sales charge (load) on purchasesas a %
of purchase price                                                  5.00%       none        1.00%
Maximum deferred sales charge (load)as a % of purchase or
sale price, whichever is less                                      none(2)     5.00%       1.00%

-------------------------------------------------------------------------------------------------
Annual operating expenses                                         Class A     Class B     Class C
-------------------------------------------------------------------------------------------------
Management fee                                                     0.80%       0.80%       0.80%
Distribution and service (12b-1) fees                              0.30%       1.00%       1.00%
Other expenses                                                     1.47%       1.47%       1.47%
Total fund operating expenses                                      2.57%       3.27%       3.27%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                 Year 1     Year 3     Year 5    Year 10
--------------------------------------------------------------------------------
Class A                                    $747     $1,260     $1,797     $3,260
Class B with redemption                    $830     $1,307     $1,907     $3,408
Class B without redemption                 $330     $1,007     $1,707     $3,408
Class C with redemption                    $526     $1,097     $1,790     $3,632
Class C without redemption                 $427     $1,097     $1,790     $3,632

(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

SUB ADVISER

Nicholas-Applegate Capital Management

U.S.-based team responsible for day-to-day investment management since December 2000

Founded in 1984

Supervised by the adviser

FUND CODES

Class A    Ticker        JHWPX
           CUSIP         410233209
           Newspaper     PacBasA
           SEC number    811-4932
           JH fund       58
           number

Class B    Ticker        FPBBX
           CUSIP         410233506
           Newspaper     PacBasB
           SEC number    811-4932
           JH fund       158
           number

Class C    Ticker        JPBCX
           CUSIP         410233605
           Newspaper     --
           SEC number    811-4932
           JH fund       558
           number

Your account

--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o   A front-end sales charge, as described at right.

o   Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o   No front-end sales charge; all your money goes to work for you right away.

o   Distribution and service (12b-1) fees of 1.00%.

o   A deferred sales charge, as described on the following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o   A front-end sales charge, as described at right.

o   Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker/dealer receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker/dealer.

Your broker/dealer or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------

HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------

                                       As a % of                As a % of your
Your investment                        offering price           investment
Up to $49,999                          5.00%                    5.26%
$50,000 - $99,999                      4.50%                    4.71%
$100,000 - $249,999                    3.50%                    3.63%
$250,000 - $499,999                    2.50%                    2.56%
$500,000 - $999,999                    2.00%                    2.04%
$1,000,000 and over                    See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------

                                       As a % of                As a % of your
Your investment                        offering price           investment
Up to $1,000,000                       1.00%                    1.01%
$1,000,000 and over                    none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------

                                                                CDSC on shares
Your investment                                                 being sold
First $1M - $4,999,999                                          1.00%
Next $1 - $5M above that                                        0.50%
Next $1 or more above that                                      0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


8 YOUR ACCOUNT

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                                                                CDSC on shares
Years after purchase                                            being sold
1st year                                                        5.00%
2nd year                                                        4.00%
3rd year or 4th year                                            3.00%
5th year                                                        2.00%
6th year                                                        1.00%
After 6th year                                                  none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                                            CDSC on shares
                                                                being sold
1st year                                                        1.00%
After 1st year                                                  none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o   to make payments through certain systematic withdrawal plans

o   to make certain distributions from a retirement plan

o   because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                  YOUR ACCOUNT 9

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o   selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions, including certain retirement plans.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------

OPENING AN ACCOUNT

1   Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

    o   non-retirement account: $1,000

    o   retirement account: $250

    o   group investments: $250

    o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

    o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


10 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

           Opening an account                 Adding to an account

By check

[Clip Art] o  Make out a check for the        o   Make out a check for the
              investment amount,                  investment amount payable
              payable to "John Hancock            to "John Hancock
              Signature Services, Inc."           Signature Services, Inc."
           o  Deliver the check and           o   Fill out the detachable
              your completed                      investment slip from an
              application to your                 account statement. If no
              financial representative,           slip is available,
              or mail them to Signature           include a note specifying
              Services (address below).           the fund name, your share
                                                  class, your account
                                                  number and the name(s) in
                                                  which the account is
                                                  registered.
                                              o   Deliver the check and
                                                  your investment slip or
                                                  note to your financial
                                                  representative, or mail
                                                  them to Signature
                                                  Services (address below).

By exchange

[Clip Art] o  Call your financial             o   Log on to www.jhfunds.com
              representative or                   to process exchanges
              Signature Services to               between funds.
              request an exchange.            o   Call EASI-Line for
                                                  automated service 24
                                                  hours a day using your
                                                  touch tone phone at
                                                  1-800-338-8080.
                                              o   Call your financial
                                                  representative or
                                                  Signature Services to
                                                  request an exchange.

By wire

[Clip Art] o  Deliver your completed          o   Instruct your bank to
              application to your                 wire the amount of your
              financial representative,           investment to:
              or mail it to Signature               First Signature Bank & Trust
              Services.                             Account # 900000260
           o  Obtain your account                   Routing # 211475000
              number by calling your          Specify the fund name, your
              financial representative        share class, your account
              or Signature Services.          number and the name(s) in
           o  Instruct your bank to           which the account is registered.
              wire the amount of your         Your bank may charge a fee to
              investment to:                  wire funds.
                First Signature Bank & Trust
                Account # 900000260
                Routing # 211475000
           Specify the fund name, your
           choice of share class, the
           new account number and the
           name(s) in which the account
           is registered. Your bank may
           charge a fee to wire funds.

By internet

[Clip Art] See "By exchange" and "By          o   Verify that your bank or
           wire."                                 credit union is a member
                                                  of the Automated Clearing
                                                  House (ACH) system.
                                              o   Complete the "Bank
                                                  Information" section on
                                                  your account application.
                                              o   Log on to www.jhfunds.com
                                                  to initiate purchases
                                                  using your authorized
                                                  bank account.

By phone

[Clip Art] See "By exchange" and "By          o   Verify that your bank or
           wire."                                 credit union is a member
                                                  of the Automated Clearing
                                                  House (ACH) system.
                                              o   Complete the "Bank
                                                  Information" section on
                                                  your account application.
                                              o   Call EASI-Line for
                                                  automated service 24
                                                  hours a day using your
                                                  touch tone phone at
                                                  1-800-338-8080.
                                              o   Call your financial
                                                  representative or
                                                  Signature Services
                                                  between 8 A.M. and 4 P.M.
                                                  Eastern Time on most
                                                  business days.

---------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
---------------------------------------------


                                                                YOUR ACCOUNT 11

--------------------------------------------------------------------------------
Selling Shares
--------------------------------------------------------------------------------

           Designed for                       To sell some or all of your shares

By letter

[Clip Art] o     Accounts of any type.        o    Write a letter of
           o     Sales of any amount.              instruction or complete a
                                                   stock power indicating
                                                   the fund name, your share
                                                   class, your account
                                                   number, the name(s) in
                                                   which the account is
                                                   registered and the dollar
                                                   value or number of shares
                                                   you wish to sell.
                                              o    Include all signatures
                                                   and any additional
                                                   documents that may be
                                                   required (see next page).
                                              o    Mail the materials to
                                                   Signature Services.
                                              o    A check will be mailed to
                                                   the name(s) and address
                                                   in which the account is
                                                   registered, or otherwise
                                                   according to your letter
                                                   of instruction.

By Internet

[Clip Art] o     Most accounts.               o    Log on to www.jhfunds.com
           o     Sales of up to $100,000.          to initiate redemptions
                                                   from your funds.

By phone

[Clip Art] o     Most accounts.               o    Call EASI-Line for
           o     Sales of up to $100,000.          automated service 24
                                                   hours a day using your
                                                   touch tone phone at
                                                   1-800-338-8080.
                                              o    Call your financial
                                                   representative or
                                                   Signature Services
                                                   between 8 A.M. and 4 P.M.
                                                   Eastern Time on most
                                                   business days.

By wire or electronic funds transfer (EFT)

[Clip Art] o     Requests by letter to        o    To verify that the
                 sell any amount.                  Internet or telephone
           o     Requests by Internet or           redemption privilege is
                 phone to sell up to               in place on an account,
                 $100,000.                         or to request the form to
                                                   add it to an existing
                                                   account, call Signature
                                                   Services.
                                              o    Amounts of $1,000 or more
                                                   will be wired on the next
                                                   business day. A $4 fee
                                                   will be deducted from
                                                   your account.
                                              o    Amounts of less than
                                                   $1,000 may be sent by EFT
                                                   or by check. Funds from
                                                   EFT transactions are
                                                   generally available by
                                                   the second business day.
                                                   Your bank may charge a
                                                   fee for this service.

By exchange

[Clip Art] o     Accounts of any type.        o    Obtain a current
           o     Sales of any amount.              prospectus for the fund
                                                   into which you are
                                                   exchanging by Internet or
                                                   by calling your financial
                                                   representative or
                                                   Signature Services.
                                              o    Log on to www.jhfunds.com
                                                   to process exchanges
                                                   between your funds.
                                              o    Call EASI-Line for
                                                   automated service 24
                                                   hours a day using your
                                                   touch tone phone at
                                                   1-800-338-8080.
                                              o    Call your financial
                                                   representative or
                                                   Signature Services to
                                                   request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


12 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o   your address of record has changed within the past 30 days

o   you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                   Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint,             o  Letter of instruction.
UGMA/UTMA accounts (custodial            o  On the letter, the signatures
accounts for minors).                       of all persons authorized to
                                            sign for the account, exactly
                                            as the account is registered.
                                         o  Signature guarantee if
                                            applicable (see above).

Owners of corporate, sole                o  Letter of instruction.
proprietorship, general partner          o  Corporate
or association accounts.                    business/organization
                                            resolution, certified within
                                            the past 12 months, or a John
                                            Hancock Funds
                                            business/organization
                                            certification form.
                                         o  On the letter and the
                                            resolution, the signature of
                                            the person(s) authorized to
                                            sign for the account.
                                         o  Signature guarantee if
                                            applicable (see above).

Owners or trustees of trust              o  Letter of instruction.
accounts.                                o  On the letter, the
                                            signature(s) of the trustee(s).
                                         o  Copy of the trust document
                                            certified within the past
                                            12 months, or a John Hancock
                                            Funds trust certification form.
                                         o  Signature guarantee if
                                            applicable (see above).

Joint tenancy shareholders with          o  Letter of instruction signed
rights of survivorship whose                by surviving tenant.
co-tenants are deceased.                 o  Copy of death certificate.
                                         o  Signature guarantee if
                                            applicable (see above).

Executors of shareholder estates.        o  Letter of instruction signed
                                            by executor.
                                         o  Copy of order appointing
                                            executor, certified within the
                                            past 12 months.
                                         o  Signature guarantee if
                                            applicable (see above).

Administrators, conservators,            o  Call 1-800-225-5291 for
guardians and other sellers or              instructions.
account types not listed above.

---------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
---------------------------------------------


                                                                 YOUR ACCOUNT 13

--------------------------------------------------------------------------------

TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The Funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the funds may trade on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.


Account Information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV minus any applicable sales charges and take other steps that it deems reasonable.


Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certifi-cated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------

DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o   after any changes of name or address of the registered owner(s)

o   in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. The funds declare and pay any income dividends annually. Capital gains, if any, are typically distributed annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount


14 YOUR ACCOUNT
of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's income and short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December. Dividends may include a return of capital.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------

ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o   Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o   Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.


Retirement plans John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.



                                                                 YOUR ACCOUNT 15

Fund details

--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock international funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the International Fund have the power to change the fund's investment goal without shareholder approval.


The trustees of Pacific Basin Equities Fund have the power to change the focus of the fund's 80% investment policy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.


Management fees The management fees paid to the investment adviser by the John Hancock international funds last fiscal year are as follows:


--------------------------------------------------------------------------------
Fund                                                             % of net assets
--------------------------------------------------------------------------------
International                                                    0.00%
Pacific Basin Equities                                           0.80%


               -------------------------------------------------
                                  Shareholders
               -------------------------------------------------

               -------------------------------------------------
 Distribution             Financial services firms and
and shareholder              their representatives
   services          Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
               -------------------------------------------------

               -------------------------------------------------
                              Principal distributor

                             John Hancock Funds, LLC

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
               -------------------------------------------------

               -------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
               keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
               -------------------------------------------------

               -------------------------------------------------
                                   Subadviser                           Asset
                                                                      management
                               Nicholas-Applegate
                               Capital Management
                                600 West Broadway
                           San Diego, California 92101

                         Provides portfolio management
                                  to the funds.
               -------------------------------------------------

               -------------------------------------------------
                               Investment adviser

                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
               -------------------------------------------------

               -------------------------------------------------
                                    Custodian

                              The Bank of New York
                                 One Wall Street
                            New York, New York 10286

                      Holds the funds' assets, settles all
                       portfolio trades and collects most
                       of the valuation data required for
                          calculating each fund's NAV.
               -------------------------------------------------

               -------------------------------------------------
                                    Trustees

                         Oversee the funds' activities.
               -------------------------------------------------


16 FUND DETAILS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

International Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                    10-31-98      10-31-99      10-31-00      10-31-01      10-31-02
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $8.41         $8.81        $10.95         $9.45         $6.18
Net investment income (loss)(1)                       --(2)      (0.02)        (0.04)        (0.05)        (0.04)

Net realized and unrealized gain (loss) on          0.47          2.16         (1.01)        (3.22)        (1.04)
investments
Total from investment operations                    0.47          2.14         (1.05)        (3.27)        (1.08)
Less distributions
From net realized gain                             (0.07)           --         (0.45)           --            --
Net asset value, end of period                     $8.81        $10.95         $9.45         $6.18         $5.10
Total return(3),(4) (%)                             5.61         24.29        (10.15)       (34.60)       (17.48)
----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)               $6            $7           $15            $8            $6
Ratio of expenses to average net assets (%)         1.79          1.96          1.88          2.23          2.38
Ratio of adjusted expenses to average net           3.65          3.81          3.44          3.83          4.43
assets(5) (%)
Ratio of net investment income (loss) to            0.04         (0.20)        (0.43)        (0.65)        (0.68)
average net assets (%)
Portfolio turnover (%)                               129           113           163           278           228

CLASS B SHARES PERIOD ENDED:                    10-31-98      10-31-99      10-31-00      10-31-01      10-31-02
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $8.22         $8.55        $10.55         $9.04         $5.86
Net investment loss(1)                             (0.06)        (0.09)        (0.12)        (0.10)        (0.08)
Net realized and unrealized gain (loss)             0.46          2.09         (0.94)        (3.08)        (0.97)
on investments
Total from investment operations                    0.40          2.00         (1.06)        (3.18)        (1.05)
Less distributions
From net realized gain                             (0.07)           --         (0.45)           --            --
Net asset value, end of period                     $8.55        $10.55         $9.04         $5.86         $4.81
Total return(3),(4) (%)                             4.88         23.39        (10.65)       (35.18)       (17.92)
----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $10            $9           $12            $6            $5
Ratio of expenses to average net assets (%)         2.49          2.63          2.57          2.93          3.08
Ratio of adjusted expenses to average               4.35          4.48          4.13          4.53          5.13
net assets(5) (%)
Ratio of net investment loss to average            (0.66)        (0.91)        (1.13)        (1.34)        (1.38)
net assets (%)
Portfolio turnover (%)                               129           113           163           278           228


                                                                 FUND DETAILS 17

International Fund continued

CLASS C SHARES PERIOD ENDED:                  10-31-98(6)     10-31-99      10-31-00      10-31-01      10-31-02
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $9.36         $8.55        $10.57         $9.05         $5.87
Net investment loss(1)                             (0.03)        (0.10)        (0.11)        (0.10)        (0.08)
Net realized and unrealized gain                   (0.78)         2.12         (0.96)        (3.08)        (0.98)
(loss) on investments
Total from investment operations                   (0.81)         2.02         (1.07)        (3.18)        (1.06)
Less distributions
From net realized gain                                --            --         (0.45)           --            --
Net asset value, end of period                     $8.55        $10.57         $9.05         $5.87         $4.81
Total return(3,4) (%)                              (8.65)(7)     23.63        (10.72)       (35.14)       (18.06)
----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)            --(8)         --(8)            $1            $1            $1
Ratio of expenses to average net                    2.29(9)       2.66          2.57          2.93          3.08
assets (%)
Ratio of adjusted expenses to average               4.15(9)       4.51          4.13          4.53          5.13
net assets(5) (%)
Ratio of net investment loss to                    (1.27)(9)     (1.04)        (1.07)        (1.35)        (1.38)
average net assets (%)
Portfolio turnover (%)                               129           113           163           278           228

(1) Based on the average of the shares outstanding.

(2) Less than $0.01 per share.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense reductions during the periods shown.

(6) Class C shares began operations on 6-1-98.

(7) Not annualized.

(8) Less than $500,000.

(9) Annualized.

================================================================================

The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the periods or years ended October 31, 1998, 1999, 2000, 2001 and 2002 for Class A would have been 3.75%, 22.44%,
(11.71%), (36.20%) and (19.53%), for Class B 3.02%, 21.54%, (12.21%), (36.78%)
and (19.97%), and for Class C (9.43%), 21.78%, (12.28%), (36.74%) and (20.11%),
respectively.


18 FUND DETAILS

Pacific Basin Equities Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                    10-31-98      10-31-99      10-31-00      10-31-01      10-31-02
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $11.63         $8.76        $14.46        $14.02         $9.62
Net investment income (loss)(1)                     0.02         (0.09)        (0.14)        (0.08)        (0.10)
Net realized and unrealized gain (loss) on         (2.89)         5.79          0.08         (4.32)        (0.29)
investments
Total from investment operations                   (2.87)         5.70         (0.06)        (4.40)        (0.39)
Less distributions
From net investment income                            --            --         (0.37)           --            --
In excess of net investment income                    --            --         (0.01)           --            --
                                                      --            --         (0.38)           --            --
Net asset value, end of period                     $8.76        $14.46        $14.02         $9.62         $9.23
Total return(2) (%)                               (24.68)        65.07         (0.57)       (31.38)        (4.05)
----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $15           $33           $23           $12           $11
Ratio of expenses to average net assets (%)         2.46          2.37          2.06          2.67          2.57
Ratio of net investment income (loss) to            0.22         (0.77)        (0.81)        (0.64)        (0.99)
average net assets (%)
Portfolio turnover (%)                               230           174           258           448           293

CLASS B SHARES PERIOD ENDED:                    10-31-98      10-31-99      10-31-00      10-31-01      10-31-02
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $11.32         $8.47        $13.89        $13.43         $9.15
Net investment loss(1)                             (0.04)        (0.17)        (0.25)        (0.15)        (0.17)
Net realized and unrealized gain (loss)            (2.81)         5.59          0.09         (4.13)        (0.26)
on investments
Total from investment operations                   (2.85)         5.42         (0.16)        (4.28)        (0.43)
Less distributions
From net investment income                            --            --         (0.29)           --            --
In excess of net investment income                    --            --         (0.01)           --            --
                                                      --            --         (0.30)           --            --
Net asset value, end of period                     $8.47        $13.89        $13.43         $9.15         $8.72
Total return(2) (%)                               (25.18)        63.99         (1.30)       (31.87)        (4.70)
----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $13           $37           $29           $14           $10
Ratio of expenses to average net assets (%)         3.16          3.07          2.77          3.37          3.27
Ratio of net investment loss to average            (0.48)        (1.47)        (1.51)        (1.36)        (1.69)
net assets (%)
Portfolio turnover (%)                               230           174           258           448           293

CLASS C SHARES PERIOD ENDED:                           10-31-99(3)      10-31-00      10-31-01      10-31-02
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $9.09           $13.89        $13.43         $9.15
Net investment loss(1)                                    (0.13)           (0.24)        (0.17)        (0.17)
Net realized and unrealized gain (loss) on                 4.93             0.08         (4.11)        (0.26)
investments
Total from investment operations                           4.80            (0.16)        (4.28)        (0.43)
Less distributions
From net investment income                                   --            (0.29)           --            --
In excess of net investment income                           --            (0.01)           --            --
                                                             --            (0.30)           --            --
Net asset value, end of period                           $13.89           $13.43         $9.15         $8.72
Total return(2) (%)                                       52.81(4)         (1.30)       (31.87)        (4.70)
------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                      $1               $1         --(5)            $1
Ratio of expenses to average net assets (%)                3.14(6)          2.77          3.37          3.27
Ratio of net investment loss to average net               (1.76)(6)        (1.48)        (1.48)        (1.69)
assets (%)
Portfolio turnover (%)                                      174              258           448           293

(1) Based on the average of the shares outstanding.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) Class C shares began operations on 3-1-99.

(4) Not annualized.

(5) Less than $500,000.

(6) Annualized.


                                                                 FUND DETAILS 19

For more information

Two documents are available that offer further information on John Hancock international funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2003 JOHN HANCOCK FUNDS, LLC                                       INTPN 2/03

                                                                   -------------
                                                                     PRSRT STD
                                                                    U.S. POSTAGE
                                                                        PAID
                                                                     BOSTON, MA
                                                                   PERMIT NO. 11
                                                                   -------------
[LOGO](R)

John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

John Hancock
International
Fund

ANNUAL
REPORT

10.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

Trustees & officers
page 30

For your information
page 33


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing primarily
in stocks of foreign
companies.

Over the last twelve months

* Global economic growth remained sluggish and concerns over Middle East violence and terrorism dampened investor enthusiasm for stocks.

* The Fund's holdings in Japan hampered relative performance.

* International stocks staged a solid rebound late in the period.

[Bar chart with heading "John Hancock International Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 5% with -20% at the bottom and 0% at the top. The first bar represents the -17.48% total return for Class A. The second bar represents the -17.92% total return for Class B. The third bar represents the -18.06% total return for Class
C. The fourth bar represents the -17.15%* total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. *From inception March 1, 2002 through October 31, 2002."]

Top 10 holdings

 1.9%   Royal Bank of Scotland Group
 1.9%   Nokia
 1.8%   Unilever
 1.6%   Axa
 1.5%   Autostrade
 1.5%   SAP
 1.5%   HSBC Holdings
 1.4%   Nestle
 1.4%   TotalFinaElf
 1.4%   Barclays

As a percentage of net assets on October 31, 2002.



BY LORETTA MORRIS FOR THE NICHOLAS-APPLEGATE
CAPITAL MANAGEMENT PORTFOLIO MANAGEMENT TEAM

John Hancock
International Fund

MANAGERS'
REPORT

Following two consecutive years of decline in the global stock market, investors could not be faulted for hoping that better days lay ahead. Alas, these hopes were dashed as equity markets around the world continued to retreat during the 12-month period ended October 31, 2002.

The reporting period began with a powerful rally as investors rebuilt their shattered confidence and sentiment improved following the September 11, 2001 terrorist attacks on U.S. soil. In the wake of the attacks, coordinated action by the world's central bankers led to unprecedented stimulus in the form of interest-rate reductions and injections of liquidity into the markets. The stimulus began to have its desired effect late in 2001 as encouraging economic reports indicated that a recovery was indeed underway.

Increasing evidence of a pickup in economic growth, as well as the support of low interest rates, buoyed international markets during the first quarter of 2002. While developed markets in Europe and Japan posted modest gains, emerging markets did significantly better.

As the year unfolded, however, evidence of a slowing global economy, accounting scandals in the United States, an escalation of violence in the Middle East and the prospect of U.S. military action in Iraq dampened investor sentiment. One notable exception was in Japan, where stocks surged on a combination of technical reforms and hints that its beleaguered economy might be bottoming.

"...equity markets
 around the world
 continued to retreat..."

Late in the period, the major international developed stock markets, with the exception of Japan, staged a solid rebound. On a macroeconomic level, worries of a possible double-dip recession in global growth were offset by a number of positive data. A bull market indicator emerged when oil prices fell even as other commodity prices increased. Prices for dynamic random access memory chips continued to rise and the Baltic freight rate index, which measures the cost of shipping cargo worldwide, is up 55% year-over-year.

FUND PERFORMANCE EXPLAINED

For the 12 months ended October 31, 2002, John Hancock International Fund's Class A, Class B and Class C shares posted total returns of -17.48%, -17.92% and -18.06%, respectively, at net asset value. During the same period, the average international fund returned -12.72%, according to Lipper, Inc.,1 while the benchmark MSCI All Country World Free Ex-U.S. Index fell -10.88%. Class I shares, which were launched on March 1, 2002, returned -17.15% from inception through October 31, 2002. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"...financial services stocks
 were the largest detractor
 to performance."

In the latter part of 2002, companies that met or exceeded their earnings expectations began to be rewarded by investors. The renewed focus on fundamentals was conducive to our investment philosophy and approach, which is centered on positive, sustainable change and timeliness of investment. Our bottom-up approach to selecting individual stocks helped us identify areas of strength in consumer non-durables -- the only sector in both the portfolio and the benchmark to post positive returns -- as well as consumer durables and energy.

On a relative basis, holdings in the insurance services, technology and utilities sectors benefited the portfolio, while financial services stocks were the largest detractors to performance. Electric utilities in the portfolio gained even as those in the benchmark posted a double-digit decline. Meanwhile, holdings in finance companies registered steep losses.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Banks--foreign 14%, the second is Utilities 8%, the third Telecommunications 7%, the fourth Oil & gas 7%, and the fifth Medical 6%.]

By country basis, stock selection in Germany, Canada and Italy proved favorable, while holdings in Japan hampered relative performance. Among the few bright spots were Indonesia and Russia, where portfolio holdings surged more than 30%.

PORTFOLIO SHIFTS

During the reporting period, we added to holdings in the consumer non-durables sector, where consumer spending on staple products remained solid, and reduced exposure to the health-care and insurance services groups. By country, we trimmed holdings in France and the United Kingdom on signs of economic weakness, while increasing exposure to Japan, where modest reform efforts are being made.

[Bar chart at middle of page with heading "Top five countries As a percentage of net assets on 10-31-02." The chart is divided into five sections: United Kingdom 19%, Japan 15%, Italy 7%, France 6% and Germany 5%.]

The list of best-performing stocks included Nissan Motor and Sony Corp. of Japan, Banque National de Paris of France and Bank of Ireland. Decliners included Corus Group, British Airways and Rohm Co.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Nissan Motor followed by an up arrow with the phrase "New models prove popular." The second listing is Corus Group followed by a down arrow with the phrase "Sliding steel prices and reduced output." The third listing is Samsung Electronics followed by an up arrow with the phrase "Strong growth in three business units."]

OUTLOOK

Looking ahead, the international equity markets are sending mixed signals. Economic data have been disappointing in the United States, Eurozone and Japan, and the Iraq situation continues to hang over the markets.

We are especially cautious about our outlook for Germany and Japan. In Germany, which amounts to 35% of the total European Union economy, German business confidence fell to a nine-month low in October, manufacturing orders declined, and leading German research institutes cut their growth forecasts for 2003 by more than half. The persistent concerns of excessive debt could continue to constrain the telecommunications industry, although we began to see signs of positive change late in the period. In Japan, resistance to reform is blocking the government from making meaningful progress.

"...the international
 equity markets are
 sending mixed signals."

For investors to regain confidence and rekindle enthusiasm for equities, a return to profitability and increased visibility regarding corporate earnings in the fourth quarter and into 2003 is paramount. Also, we believe that the European Central Bank (ECB) must lower interest rates to stimulate growth. Currently, the ECB has remained committed to its mission of combating inflation, but inflationary pressures are easing even as the Eurozone economy weakens.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2002

The index used for
comparison is the
Morgan Stanley
Capital International
(MSCI) All Country
World Free Ex-U.S.
Index, an unman-
aged index of freely
traded stocks of
foreign companies.

It is not possible to
invest in an index.

                    Class A     Class B     Class C     Class I 1     Index
Inception date       1-3-94      1-3-94      6-1-98      3-1-02         --

Average annual returns with maximum sales charge (POP)
One year             -21.66%     -22.02%     -19.70%         --     -10.88%
Five years            -9.57%      -9.61%         --          --      -2.95%
Since inception       -5.54%      -5.64%     -13.36%     -17.15% 2       --

Cumulative total returns with maximum sales charge (POP)
One year             -21.66%     -22.02%     -19.70%         --     -10.88%
Five years           -39.52%     -39.65%         --          --     -13.92%
Since inception      -39.53%     -40.11%     -46.93%     -17.15%        --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.

2 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the MSCI All Country World Free Ex-U.S. Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $10,997 as of October 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund, before sales charge, and is equal to $6,367 as of October 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock International Fund, after sales charge, and is equal to $6,047 as of October 31, 2002.

                                    Class B 1    Class C 1    Class I 2
Period beginning                     1-3-94       6-1-98       3-1-02
Without sales charge                 $5,989       $5,358       $8,285
With maximum sales charge                --       $5,305           --
Index                               $10,997       $7,667       $8,727

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C shares and Class I shares, respectively, as of October 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into three main categories: common stocks, warrants and short-term investments. Common stocks and warrants are further broken down by country. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 92.53%                                                                                      $11,162,958
(Cost $11,728,128)

Australia 2.33%                                                                                              $280,807
  7,600   Commonwealth Bank of Australia (Banks -- Foreign)                                                   128,227
 22,333   Woolworths Ltd. (Retail)                                                                            152,580

Belgium 1.23%                                                                                                 148,319
  6,300   Dexia SA (Banks -- Foreign)                                                                          60,455
  3,900   Interbrew SA (Beverages)                                                                             87,864

Bermuda 0.29%                                                                                                  34,970
  1,000   Nabors Industries Ltd.* (Oil & Gas)                                                                  34,970

Brazil 1.17%                                                                                                  141,679
  4,100   Aracruz Celulose SA American Depositary
          Receipts (ADR) (Paper & Paper Products)                                                              65,559
 11,000   Tele Norte Leste Participacoes SA (ADR) (Telecommunications)                                         76,120

Canada 4.85%                                                                                                  584,715
  7,900   Barrick Gold Corp. (Metal)                                                                          119,053
  2,100   Canadian National Railway Co. (Transport)                                                            89,607
  2,700   Loblaw Cos., Ltd. (Retail)                                                                           97,531
  1,500   Petro-Canada (Oil & Gas)                                                                             41,460
  3,600   Shoppers Drug Mart Corp.* (Retail)                                                                   57,237
  3,800   Suncor Energy, Inc. (Oil & Gas)                                                                      54,979
  3,400   Talisman Energy, Inc. (Oil & Gas)                                                                   124,848

Denmark 0.52%                                                                                                  62,601
  2,900   TDC AS (Telecommunications)                                                                          62,601

Finland 1.86%                                                                                                 224,370
 13,500   Nokia Oyj (ADR) (Telecommunications)                                                                224,370

France 5.78%                                                                                                  697,717
 13,200   Axa SA (Insurance)                                                                                  196,993
  1,200   L'Oreal SA (Cosmetics & Personal Care)                                                               89,364
  1,800   Sanofi-Synthelabo SA (Medical)                                                                      110,071
  1,189   TotalFinaElf SA (Oil & Gas)                                                                         163,785
  5,800   Vivendi Environnement SA (Utilities)                                                                137,504

Germany 4.92%                                                                                                 593,683
  2,600   Bayerische Motoren Werke AG (Automobile / Trucks)                                                    92,692
  2,900   Degussa AG (Chemicals)                                                                               86,156
  5,900   Deutsche Telekom AG (Telecommunications)                                                             67,717
  3,600   E.ON AG (Utilities)                                                                                 162,923
  2,400   SAP AG (Computers)                                                                                  184,195

Greece 1.01%                                                                                                  121,593
  4,800   Coca-Cola Hellenic Bottling Co. SA (Beverages)                                                       67,594
  4,800   Hellenic Telecommunications Organization SA
          (Telecommunications)                                                                                 53,999

Hong Kong 2.98%                                                                                               358,906
 31,000   China Mobile Ltd.* (Telecommunications)                                                              76,115
 37,500   CLP Holdings Ltd. (Utilities)                                                                       151,935
 21,000   Sun Hung Kai Properties, Ltd. (Real Estate Operations)                                              130,856

India 0.50%                                                                                                    59,885
 18,059   Hindustan Lever Ltd.* (Soap & Cleaning Preparations)                                                 59,885

Indonesia 0.14%                                                                                                17,324
 52,000   PT Telekomunikasi Indonesia (Telecommunications)                                                     17,324

Ireland 1.75%                                                                                                 211,650
 11,000   Bank of Ireland (Banks -- Foreign)                                                                  122,004
  7,100   CRH Plc (Building)                                                                                   89,646

Israel 1.35%                                                                                                  162,603
  2,100   Teva Pharmaceutical Industries Ltd. (ADR) (Medical)                                                 162,603

Italy 6.65%                                                                                                   802,588
 22,500   Autostrade SpA (Transport)                                                                          186,052
  9,600   ENI SpA (Oil & Gas)                                                                                 133,286
152,400   Finmeccanica SpA (Aerospace)                                                                         83,761
 10,300   Mediaset SpA (Media)                                                                                 71,910
  8,216   Riunione Adriatica di Sicurta SpA (Insurance)                                                       102,354
 43,600   Snam Rete Gas SpA (Utilities)                                                                       130,394
 25,200   UniCredito Italiano SpA (Banks -- Foreign)                                                           94,831

Japan 14.99%                                                                                                1,808,238
 11,000   Asahi Glass Co., Ltd. (Building)                                                                     65,815
 10,000   Bridgestone Corp (Rubber -- Tires & Miscellaneous)                                                  124,643
 13,000   Dai Nippon Printing Co., Ltd. (Printing -- Commercial)                                              132,854
 20,000   Daiwa Securities Group, Inc. (Finance)                                                               93,380
    200   Fanuc Ltd. (Electronics)                                                                              7,918
  2,000   Hoya Corp. (Electronics)                                                                            137,295
  2,000   Ito-Yokado Co., Ltd. (Retail)                                                                        62,362
  6,000   Kao Corp. (Cosmetics & Personal Care)                                                               137,132
    600   Keyence Corp. (Electronics)                                                                          99,323
     11   Millea Holdings, Inc.* (Insurance)                                                                   82,157
  1,900   Murata Manufacturing Co., Ltd. (Electronics)                                                         89,797
    900   Nintendo Co., Ltd. (Leisure)                                                                         86,687
    100   Rohm Co., Ltd. (Electronics)                                                                         12,595
  2,200   Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                             67,880
 10,000   Shiseido Co., Ltd. (Cosmetics & Personal Care)                                                      111,175
  3,200   Sony Corp. (Electronics)                                                                            137,654
 18,000   Sumitomo Mitsu Banking Corp. (Banks -- Foreign)                                                      74,492
  3,600   Takeda Chemical Industries, Ltd. (Medical)                                                          149,571
 22,000   Tokyo Gas Co., Ltd. (Utilities)                                                                      64,289
  5,000   Yamato Transport Co., Ltd. (Transport)                                                               71,219

Luxembourg 1.07%                                                                                              128,569
 11,900   Arcelor SA* (Steel)                                                                                 128,569

Mexico 0.55%                                                                                                   66,943
 31,100   Wal-Mart de Mexico SA de CV (Series C) (Retail)                                                      66,943

Netherlands 3.76%                                                                                             454,171
  2,700   Heineken NV (Beverages)                                                                             108,476
  3,100   Royal Dutch Petroleum Co. (Oil & Gas)                                                               134,094
  3,300   Unilever NV (Food)                                                                                  211,601

Singapore 1.88%                                                                                               226,312
  8,000   Singapore Press Holdings Ltd. (Media)                                                                89,709
 18,000   United Overseas Bank Ltd. (Banks -- Foreign)                                                        136,603

South Korea 2.33%                                                                                             280,852
  2,280   Hyundai Motor Co., Ltd. (Automobile / Trucks)                                                        57,912
  1,500   Kookmin Bank (Banks -- Foreign)                                                                      49,979
    700   Samsung Electronics, Ltd.* Global Depositary Receipts
          (Electronics) (R)                                                                                    99,100
    400   SK Telecom Co., Ltd. (Telecommunications)                                                            73,861

Spain 3.43%                                                                                                   414,143
 13,954   Banco Bilbao Vizcaya Argentaria SA (Banks -- Foreign)                                                132,93
  1,900   Banco Popular Espanol SA (Banks -- Foreign)                                                          81,359
  7,500   Endesa SA (Utilities)                                                                                77,466
 12,900   Telefonica SA* (Telecommunications)                                                                 122,383

Sweden 2.60%                                                                                                  313,799
  4,400   Hennes & Mauritz AB (B Shares) (Retail)                                                              85,480
 16,100   Skandinaviska Enskilda Banken AB (A Shares) (Banks -- Foreign)                                      139,696
  2,900   Svenska Cellulosa AB (B Shares) (Paper & Paper Products)                                             88,623

Switzerland 4.26%                                                                                             514,458
  1,700   Alcon, Inc.* (Medical)                                                                               69,734
  2,300   Converium Holding AG* (Insurance)                                                                    92,860
    800   Nestle SA (Food)                                                                                    171,522
  2,232   Novartis AG (Medical)                                                                                85,125
  1,600   Syngenta AG (Chemicals)                                                                              95,217

Taiwan 0.70%                                                                                                   84,162
 20,280   United Microelectronics Corp.* (ADR) (Electronics)                                                   84,162

United Kingdom 19.06%                                                                                       2,299,731
 17,900   Allied Domecq Plc (Beverages)                                                                       106,974
 23,660   Barclays Plc (Banks -- Foreign)                                                                     163,606
 23,100   BG Group Plc (Oil & Gas)                                                                             92,245
 15,963   BHP Billiton Plc (Metal)                                                                             77,917
  4,800   BOC Group Plc (Chemicals)                                                                            67,509
 11,800   British American Tobacco Plc (Tobacco)                                                              120,732
 11,100   British Sky Broadcasting Group Plc* (Media)                                                         104,801
 44,980   Centrica Plc (Utilities)                                                                            128,072
180,000   Corus Group Plc* (Steel)                                                                            119,681
 12,800   Diageo Plc (Beverages)                                                                              144,280
  6,500   Exel Plc (Transport)                                                                                 66,810
  5,000   GlaxoSmithKline Plc (Medical)                                                                        95,432
 10,200   HBOS Plc (Banks -- Foreign)                                                                         112,899
 16,000   HSBC Holdings Plc (Banks -- Foreign)                                                                178,223
  7,800   Man Group Plc (Finance)                                                                             116,170
 21,300   National Grid Transco Plc (Utilities)                                                               151,619
 30,300   Rentokil Initial Plc (Diversified Operations)                                                       102,746
  9,622   Royal Bank of Scotland Group Plc (Banks -- Foreign)                                                 226,400
 76,900   Vodafone Group Plc (Telecommunications)                                                             123,615

United States 0.57%                                                                                            68,170
  1,500   GlobalSantaFe Corp. (Oil & Gas)                                                                      35,850
  1,000   Noble Corp.* (Oil & Gas)                                                                             32,320

WARRANTS 0.78%                                                                                                $94,029
(Cost $86,055)

India 0.78%
1,200     Infosys Technology Ltd* (Computers)                                                                  94,029

                                                                               INTEREST      PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                                 RATE (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 6.70%                                                                                 $808,000
(Cost $808,000)

Joint Repurchase Agreement 6.70%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc., --
Dated 10-31-02, due 11-01-02 (Secured by
U.S. Treasury Inflation Indexed Note 3.000%
due 07-15-12)                                                                      1.90%          $808        808,000

TOTAL INVESTMENTS 100.01%                                                                                 $12,064,987

OTHER ASSETS AND LIABILITIES, NET (0.01%)                                                                       ($630)

TOTAL NET ASSETS 100.00%                                                                                  $12,064,357


  * Non-Income producing security.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $99,100 or 0.82% of net assets as of October 31, 2002.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

October 31, 2002
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industry groups.
                                              VALUE AS A PERCENTAGE
INVESTMENT DISTRIBUTION                        OF FUND'S NET ASSETS

Aerospace                                             0.69%
Automobile / Trucks                                   1.25
Banks -- Foreign                                     14.11
Beverages                                             4.27
Building                                              1.29
Chemicals                                             2.63
Computers                                             2.31
Cosmetics & Personal Care                             2.80
Diversified Operations                                0.85
Electronics                                           5.54
Finance                                               1.74
Food                                                  3.18
Insurance                                             3.93
Leisure                                               0.72
Media                                                 2.21
Medical                                               5.57
Metal                                                 1.63
Oil & Gas                                             7.03
Paper & Paper Products                                1.28
Printing -- Commercial                                1.10
Real Estate Operations                                1.08
Retail                                                4.32
Rubber -- Tires & Misc.                               1.03
Soap & Cleaning Preparations                          0.50
Steel                                                 2.06
Telecommunications                                    7.44
Tobacco                                               1.00
Transport                                             3.43
Utilities                                             8.32
Short-term investments                                6.70

Total investments                                   100.01%

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
and the maximum
offering price
per share.

ASSETS
Investments at value (cost $12,622,183)                           $12,064,987
Cash                                                                      490
Receivable for investments sold                                       272,210
Receivable for shares sold                                              3,312
Dividends and interest receivable                                      32,259
Receivable from affiliates                                             26,936
Other assets                                                            2,243

Total assets                                                       12,402,437

LIABILITIES
Payable for investments purchased                                     201,661
Payable for shares repurchased                                          4,206
Other payables and accrued expenses                                   132,213

Total liabilities                                                     338,080

NET ASSETS
Capital paid-in                                                    26,588,761
Accumulated net realized loss on investments and
  foreign currency transactions                                   (13,966,036)
Net unrealized depreciation of investments and
  translation of assets and liabilities in foreign currencies        (557,744)
Accumulated net investment loss                                          (624)

Net assets                                                        $12,064,357

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($5,571,851 [DIV] 1,092,159 shares)                             $5.10
Class B ($4,706,547 [DIV] 978,559 shares)                               $4.81
Class C ($783,277 [DIV] 162,819 shares)                                 $4.81
Class I ($1,002,682 [DIV] 195,952 shares)                               $5.12

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($5.10 [DIV] 95%)                                             $5.37
Class C ($4.81 [DIV] 99%)                                               $4.86

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $27,493)              $235,166
Interest (including securities lending income of $468)                  9,520

Total investment income                                               244,686

EXPENSES
Investment management fee                                             143,908
Class A distribution and service fee                                   21,175
Class B distribution and service fee                                   58,879
Class C distribution and service fee                                    9,672
Class A, B and C transfer agent fee                                   164,099
Class I transfer agent fee                                              5,458
Custodian fee                                                         162,080
Registration and filing fee                                            57,086
Auditing fee                                                           36,633
Printing                                                               17,017
Accounting and legal services fee                                       3,047
Miscellaneous                                                           2,710
Trustees' fee                                                             912
Legal fee                                                                 522
Interest expense                                                          464

Total expenses                                                        683,662
Less expense reductions                                              (294,862)

Net expenses                                                          388,800

Net investment loss                                                  (144,114)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                                        (2,537,653)
Foreign currency transactions                                          (8,371)
Change in net unrealized appreciation (depreciation) of
Investments                                                            92,047
Translation of assets and liabilities in foreign currencies           (35,291)

Net realized and unrealized loss                                   (2,489,268)

Decrease in net assets from operations                            ($2,633,382)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                       10-31-01      10-31-02

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                   ($201,942)    ($144,114)

Net realized loss                                    (7,653,045)   (2,546,024)
Change in net unrealized appreciation
  (depreciation)                                     (1,059,294)       56,756

Decrease in net assets resulting
  from operations                                    (8,914,281)   (2,633,382)
From Fund share transactions                         (4,718,426)     (280,938)

NET ASSETS
Beginning of period                                  28,611,384    14,978,677

End of period 1                                     $14,978,677   $12,064,357

1 Includes accumulated net investment loss of $35,941 and $624, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.41       $8.81      $10.95       $9.45       $6.18
Net investment income (loss)1                               -- 2     (0.02)      (0.04)      (0.05)      (0.04)
Net realized and unrealized
  gain (loss) on investments                              0.47        2.16       (1.01)      (3.22)      (1.04)
Total from investment
  operations                                              0.47        2.14       (1.05)      (3.27)      (1.08)
Less distributions
From net realized gain                                   (0.07)         --       (0.45)         --          --
Net asset value, end of period                           $8.81      $10.95       $9.45       $6.18       $5.10
Total return 3,4 (%)                                      5.61       24.29      (10.15)     (34.60)     (17.48)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $6          $7         $15          $8          $6
Ratio of expenses
  to average net assets (%)                               1.79        1.96        1.88        2.23        2.38
Ratio of adjusted expenses
  to average net assets 5 (%)                             3.65        3.81        3.44        3.83        4.43
Ratio of net investment income
  (loss) to average net assets (%)                        0.04       (0.20)      (0.43)      (0.65)      (0.68)
Portfolio turnover (%)                                     129         113         163         278         228

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.22       $8.55      $10.55       $9.04       $5.86
Net investment loss 1                                    (0.06)      (0.09)      (0.12)      (0.10)      (0.08)
Net realized and unrealized
  gain (loss) on investments                              0.46        2.09       (0.94)      (3.08)      (0.97)
Total from investment
  operations                                              0.40        2.00       (1.06)      (3.18)      (1.05)
Less distributions
From net realized gain                                   (0.07)         --       (0.45)         --          --
Net asset value,
  end of period                                          $8.55      $10.55       $9.04       $5.86       $4.81
Total return 3,4 (%)                                      4.88       23.39      (10.65)     (35.18)     (17.92)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $10          $9         $12          $6          $5
Ratio of expenses
  to average net assets (%)                               2.49        2.63        2.57        2.93        3.08
Ratio of adjusted expenses
  to average net assets 5 (%)                             4.35        4.48        4.13        4.53        5.13
Ratio of net investment loss
  to average net assets (%)                              (0.66)      (0.91)      (1.13)      (1.34)      (1.38)
Portfolio turnover (%)                                     129         113         163         278         228

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-98 6  10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.36       $8.55      $10.57       $9.05       $5.87
Net investment loss 1                                    (0.03)      (0.10)      (0.11)      (0.10)      (0.08)
Net realized and unrealized
  gain (loss) on investments                             (0.78)       2.12       (0.96)      (3.08)      (0.98)
Total from investment
  operations                                             (0.81)       2.02       (1.07)      (3.18)      (1.06)
Less distributions
From net realized gain                                      --          --       (0.45)         --          --
Net asset value,
  end of period                                          $8.55      $10.57       $9.05       $5.87       $4.81
Total return 3,4 (%)                                     (8.65) 7    23.63      (10.72)     (35.14)     (18.06)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 8        -- 8        $1          $1          $1
Ratio of expenses
  to average net assets (%)                               2.29 9      2.66        2.57        2.93        3.08
Ratio of adjusted expenses
  to average net assets 5 (%)                             4.15 9      4.51        4.13        4.53        5.13
Ratio of net investment loss
  to average net assets (%)                              (1.27) 9    (1.04)      (1.07)      (1.35)      (1.38)
Portfolio turnover (%)                                     129         113         163         278         228

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          10-31-02 6
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $6.18
Net investment loss 1                                    (0.01)
Net realized and unrealized
  loss on investments                                    (1.05)
Total from investment
  operations                                             (1.06)
Net asset value,
  end of period                                          $5.12
Total return 3,4 (%)                                    (17.15) 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1
Ratio of expenses
  to average net assets (%)                               2.04 9
Ratio of adjusted expenses
  to average net assets 5 (%)                             4.09 9
Ratio of net investment loss
  to average net assets (%)                              (0.34) 9
Portfolio turnover (%)                                     228

1 Based on the average of the shares outstanding.

2 Less than $0.01 per share.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.

6 Class C and Class I shares began operations on 6-1-98 and 3-1-02, respectively.

7 Not annualized.

8 Less than $500,000.

9 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock International Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settle ment dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no outstanding borrowing under the line of credit during the year ended October 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on October 31, 2002.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction. The Fund had no open forward foreign currency exchange contracts on October 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $13,267,565 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2007 -- $32,250, October 31, 2008 -- $2,888,578, October 31, 2009 -- $7,757,736, and October 31, 2010 --
$2,589,001. Availability of a certain amount of this loss carryforward that was acquired on June 7, 2002 in a merger with John Hancock International Equity Fund may be limited in a given year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2002, there were no distributable earnings on a tax basis. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000, (c) 0.75% of the next $250,000,000 and (d) 0.625%
of the Fund's average daily net asset value in excess of $750,000,000. The Adviser has a subadvisory agreement with Nicholas-Applegate Capital Management LP. The Fund is not responsible for the payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees and transfer agent fee to 0.90% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the expense reduction amounted to $294,862 for the year ended October 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $21,199 with regard to sales of Class A shares. Of this amount, $2,406 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $17,181 was paid as sales commissions to unrelated broker-dealers and $1,612 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $3,285 with regard to sales of Class C shares. Of this amount, $2,884 was paid as sales commissions to unrelated broker-dealers and $401 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2002, CDSCs received by JH Funds amounted to $15,620 for Class B shares and $155 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Ser vices, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value attributable to Class I shares, plus certain out-of-pocket expenses. Effective January 1, 2003, for Class A, B and C shares, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. (Class I structure transfer agent fee will not be changing.)

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen sa tion Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, issued in reorganization and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                               YEAR ENDED 10-31-01      PERIOD ENDED 10-31-02
                              SHARES        AMOUNT        SHARES       AMOUNT
CLASS A SHARES
Sold                       3,334,883   $26,461,859    1,608,472    $9,646,755
Repurchased               (3,716,888)  (29,457,682)  (1,773,317)  (10,715,750)
Net decrease                (382,005)  ($2,995,823)    (164,845)  ($1,068,995)

CLASS B SHARES
Sold                         460,496    $3,277,285      397,117    $2,291,714
Repurchased                 (686,822)   (4,979,294)    (510,300)   (2,891,269)
Net decrease                (226,326)  ($1,702,009)    (113,183)    ($599,555)

CLASS C SHARES
Sold                         612,584    $4,971,952      295,202    $1,675,337
Repurchased                 (606,501)   (4,992,546)    (271,816)   (1,534,260)
Net increase (decrease)        6,083      ($20,594)      23,386      $141,077

CLASS I SHARES 1
Sold                              --            --       34,945      $187,366
Issued in reorganization          --            --      257,801     1,609,274
Repurchased                       --            --      (96,794)     (550,105)
Net increase                      --            --      195,952    $1,246,535

NET DECREASE                (602,248)  ($4,718,426)     (58,690)    ($280,938)

1 Class I shares began operations on 3-1-02.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2002, aggregated $31,275,171 and $32,379,175, respectively.

The cost of investments owned on October 31, 2002, including short-term investments, for federal income tax purposes was $12,716,456. Gross unrealized appreciation and depreciation of investments aggregated $435,088 and $1,086,557, respectively, resulting in net unrealized depreciation of $651,469. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended October 31, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $2,541,170, a decrease in accumulated net investment loss of $179,431 and an increase in capital paid-in of $2,361,739. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to net operating loss and foreign currency gains and losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America and book and tax differences in accounting for deferred compensation and federal excise tax. The calculation of net investment loss per share in the financial highlights excludes these adjustments.

NOTE F
Reorganization

On May 29, 2002, the shareholders of John Hancock International Equity Fund ("International Equity Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of International Equity Fund in exchange solely for Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 257,801 Class I shares of the Fund for the net assets of the Inter national Equity Fund, which amounted to $1,609,274 for Class I shares, including $62,490 of unrealized appreciation, after the close of business on June 7, 2002.

NOTE G
Proposed reorganization

On November 19, 2002, the Trustees approved the reorganization of John Hancock European Equity Fund and John Hancock Global Fund into John Hancock International Fund, subject to the approval by shareholders.



AUDITORS' REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent Auditors


To the Board of Trustees and Shareholders of John Hancock International Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock International Fund (a series of John Hancock Investment Trust
III) (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2002



TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2002, none of the dividends qualify for the dividends-received deduction.

If the fund paid dividends during the fiscal year, shareholders will be mailed 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions which are taxable for the calendar year 2002.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1996                31
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         1996                31
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Trustee, Northeastern University (education); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000); Chairman and Director, Northeast Retirement Services, Inc. (retirement administration)
(since 1998).

William J. Cosgrove, Born: 1933                                                             1996                31
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            1994                31
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); Trustee, Marblehead Savings Bank (since 1994); prior to
1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler 2, Born: 1947                                                                1996                31
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                               1994                31
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

Patti McGill Peterson, Born: 1943                                                           1994                39
Executive Director, Council for International Exchange of Scholars (since
1998), Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                 1994                39
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

John W. Pratt, Born: 1931                                                                   1994                31
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1994
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston Massachusetts, 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

Nicholas-Applegate Capital Management LP
600 West Broadway
San Diego, California 92101

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    John Hancock Signature Services, Inc.
                                   1 John Hancock Way, Suite 1000
                                   Boston, MA 02217-1000

By express mail                    John Hancock Signature Services, Inc.
                                   Attn: Mutual Fund Image Operations
                                   529 Main Street
                                   Charlestown, MA 02129

Customer service representatives   1-800-225-5291

24-hour automated information      1-800-338-8080

TDD line                           1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
International Fund.


4000A 10/02
      12/02

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


JOHN HANCOCK PACIFIC BASIN EQUITIES FUND
SPECIAL MEETING OF SHAREHOLDERS - SEPTEMBER 24, 2003
PROXY SOLICITATION BY THE BOARD OF TRUSTEES

         The undersigned, revoking previous proxies, hereby appoint(s) Maureen
R. Ford, Susan S. Newton and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Pacific Basin Equities Fund ("Pacific Basin Equities Fund") which the undersigned is
(are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Pacific Basin Equities Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on September 24, 2003 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated July 15, 2003 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.


                           Date                                        , 2003
                               ----------------------------------------

                           PLEASE SIGN, DATE AND RETURN
                           PROMPTLY IN ENCLOSED ENVELOPE


                           -----------------------------------------------------

                           -----------------------------------------------------
                                             Signature(s)

                           NOTE: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

(1) To approve an Agreement and Plan of Reorganization between John Hancock Pacific Basin Equities Fund ("Pacific Basin Equities Fund") and John Hancock International Fund ("International Fund"). Under this Agreement, Pacific Basin Equities Fund would transfer all of its assets to International Fund in exchange for shares of International Fund. These shares will be distributed proportionately to you and the other shareholders of Pacific Basin Equities Fund. International Fund will also assume Pacific Basin Equities Fund's liabilities.

         FOR      |_|              AGAINST  |_|               ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                                                                 ---------------
Shareholder Login                                                PROXY DIRECT TM
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

You can now submit your voting instructions online. To do so, please enter your Proxy Control Number in the area below. Your Internet Voting Control Number is located on your voting instruction card and is identified as Control Number or Internet Control Number. If you have received multiple voting instruction cards, each card has its own control number; you will need to login and provide your voting instructions separately for each such distinct Control Number.

--------------------------------------------------------------------------------
Enter Control Number here: [   ] [   ] [   ] [   ] Continue
--------------------------------------------------------------------------------

Your browser must support JavaScript 1.1 or higher and be able to accept cookies in order to continue. Click on HELP button at the top for more information and navigation tips. If you are unable to vote yor proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.


                                    VeriSign
                                     Secure
                                      Site
                                Click to verify

C 2001 PROXY DIRECT TM - Service of ALAMO Direct Mail Svcs, Inc. All rights reserved.

John Hancock International Funds Proxy                           PROXY DIRECT TM
--------------------------------------------------------------------------------
Back to Home     Contact Us     Security
--------------------------------------------------------------------------------

                                  John Hancock
                               ------------------
                               JOHN HANCOCK FUNDS

i Below is the list of your holdings. Text next to each holding's name indicates whether you wish to vote as the Board recommends or to submit your individual instructions. To change between board recommended and individual instructions, click on the name of the holding; then follow the additional instructions. Unless you click on the name of the holding and the vote of your choice, your vote will automatically be recorded on the proposal as recommended by the Board.

            YOU MUST CLICK VOTE NOW! BUTTON TO COMPLETE YOUR SESSION

--------------------------------------------------------------------------------
List of Your Holdings                               Voting instructions
--------------------------------------------------------------------------------
John Hancock Pacific Basin Equities Fund             as recommended by the Board
--------------------------------------------------------------------------------
Click on arrow to modify voting instructions
--------------------------------------------

Help me...                       Cancel                        Vote Now!
----------                       ------                        ---------
If you need help navigating      You can quit Internet         Once you have
the site or experience problems  voting at any time. However,  completed
during your online session,      your voting instructions set  selection of your
this page may provide you with   up during this session will   voting
answers                          be disregarded                instructions and
                                                               are ready to
                                                               submit them for
                                                               processing, click
                                                               the Vote Now!
                                                               button

--------------------------------------------------------------------------------
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


John Hancock International Funds Proxy                           PROXY DIRECT TM
--------------------------------------------------------------------------------
Back to Home     Contact Us     Security
--------------------------------------------------------------------------------

Shareholder:     John P. Sample
                 ALAMO Direct Mail Services,
                 Inc.
                 23-10 Square Circle Lane
                 Someoldtown, TS 12345-
                 6789

Acount:          ALAMO-TST01 / 271-XXXX-             John Hancock
                 XXXX-123                         ------------------
                                                  JOHN HANCOCK FUNDS
Previous vote:   None-Testing APPS/TR
                 Setup


                    John Hancock Pacific Basin Equities Fund

--------------------------------------------------------------------------------
Applicable Campaign Proposals              Mark All   For      Against     Board
--------------------------------------------------------------------------------
 1 A proposal to approve an agreement and         ( ) For  ( ) Against ( ) Board
   Plan of Reorganization between John Hancock
   Pacific Basin Equities Fund ("Pacific Basin
   Equities Fund") and John Hancock International
   Fund ("International Fund"). Under this
   Agreement, your fund would transfer all
   of its assets to International Fund in
   exchange for shares of International
   Fund. These shares would be distributed
   proportionately to you and the other
   shareholders of Pacific Basin Equities
   Fund. International Fund would also
   assume Pacific Basin Equities Fund's
   liabilities.
--------------------------------------------------------------------------------
   Any other business that may properly come before the meeting.
--------------------------------------------------------------------------------
                                                             Voting Instructions
                                                             -------------------

i Answers have been marked according to the Board's
  recommendations. Please change responses as appropriate
  before submission.
                                                     [ ] Cancel     [ ] Continue

--------------------------------------------------------------------------------
Back to Home     Contact Us     Security                  C 2000 PROXY DIRECT TM
--------------------------------------------------------------------------------

John Hancock International Funds Proxy                           PROXY DIRECT TM
--------------------------------------------------------------------------------
Back to Home     Contact Us     Security
--------------------------------------------------------------------------------

                                  John Hancock
                               ------------------
                               JOHN HANCOCK FUNDS

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit Internet Voting site any time before the Meeting Date on Wednesday, September 24, 2003 at 9:00 AM [ET] to submit new voting instructions.

This is the summary of your voting instructions delivered to John Hancock Funds. It is not a receipt or vote confirmation. You may print this page for your records.

Instructions submitted on _________, 2003
Transaction Code: __________________


                    John Hancock Pacific Basin Equities Fund
--------------------------------------------------------------------------------
1 Approve an Agreement and Plan of Reorganization                 Voted For



If you wish to vote another card, please click here.

--------------------------------------------------------------------------------
Back to Home     Contact Us     Security                  C 2000 PROXY DIRECT TM
--------------------------------------------------------------------------------

                                     Part B

                       Statement of Additional Information

                         JOHN HANCOCK INTERNATIONAL FUND
    (the "Acquiring Fund", and a series of John Hancock Investment Trust III)

                           JOHN HANCOCK PACIFIC BASIN
                    EQUITIES FUND (the "Acquired Fund", and a
                       series of John Hancock World Fund)

                              101 Huntington Avenue
                                Boston, MA 02199
                                 1-800-225-5291

                                  July 15, 2003

This Statement of Additional Information provides additional information and is not a prospectus. It should be read in conjunction with the related proxy statement and prospectus that is also dated July 15, 2003. This Statement of Additional Information provides additional information about John Hancock International Fund and the Fund that it is acquiring, John Hancock Pacific Basin Equities Fund. Please retain this Statement of Additional Information for future reference. A copy of the proxy statement and prospectus can be obtained free of charge by calling John Hancock Signature Services, Inc., at 1-800-225-5291.

                                Table Of Contents

                                                                           Page
Introduction                                                                 3
Additional Information about the Acquiring Fund                              3
General Information and History                                              3
Investment Objective and Policies                                            3
Management of the Acquiring Fund                                             3
Control Persons and Principal Holders of Shares                              3
Investment Advisory and Other Services                                       3
Brokerage Allocation                                                         3
Capital Stock and Other Securities                                           3
Purchase, Redemption and Pricing of Acquiring Fund Shares                    3
Tax Status                                                                   4
Underwriters                                                                 4
Calculation of Performance Data                                              4
Financial Statements                                                         4

Additional Information about the Acquired Fund                               4
General Information and History                                              4
Investment Objective and Policies                                            4
Management of the Acquired Fund                                              4
Control Persons and Principal Holders of Shares                              4
Investment Advisory and Other Services                                       4
Brokerage Allocation                                                         4
Capital Stock and Other Securities                                           4
Purchase, Redemption and Pricing of Acquired Fund Shares                     5
Tax Status                                                                   5
Underwriters                                                                 5
Calculation of Performance Data                                              5
Financial Statements                                                         5

Exhibits

A - Statement of Additional Information, dated February 14, 2003, of the Acquiring Fund including audited financial statements as of October 31, 2002 and unaudited financial statements dated April 30, 2003.

B - Statement of Additional Information, dated February 14, 2003, of the Acquired Fund including audited financial statements as of October 31, 2002 and unaudited financial statements dated April 30, 2003.

C- Proforma combined financial statements as of April 30, 2003, assuming the reorganization of John Hancock Pacific Basin Equities Fund into John Hancock International Fund occurred on that date.

                                  INTRODUCTION

This Statement of Additional Information ("SAI") is intended to supplement the information provided in a proxy statement and prospectus dated July 15, 2003. The proxy statement and prospectus has been sent to the shareholders of the Acquired Fund in connection with the solicitation by the Trustees of the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on September 24, 2003. This Statement of Additional Information incorporates by reference the Statement of Additional Information of the Acquiring Fund, dated February 14, 2003, and the Statement of Additional Information of the Acquired Fund, dated February 14, 2003. The SAI for the Acquiring Fund and the SAI for the Acquired Fund are included with this Statement of Additional Information.

                 Additional Information About the Acquiring Fund
                 -----------------------------------------------

General Information and History
-------------------------------
For additional information about the Acquiring Fund generally and its history, see "Organization of the Fund" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Objective and Policies
---------------------------------
For additional information about the Acquiring Fund's investment objective, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Acquiring Fund SAI attached hereto as Exhibit A.

Management of the Acquiring Fund
--------------------------------
For additional information about the Acquiring Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit A.

Control Persons and Principal Holders of Shares
-----------------------------------------------
For additional information about control persons of the Acquiring Fund and principal holders of shares of the Acquiring Fund, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Advisory and Other Services
--------------------------------------
For additional information about the Acquiring Fund's investment adviser, investment subadviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio", and "Independent Auditors" in the Acquiring Fund SAI attached hereto as Exhibit A.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about the Acquiring Fund's brokerage allocation practices, see "Brokerage Allocation" in the Acquiring Fund SAI attached hereto as Exhibit A.

Capital Stock and Other Securities
----------------------------------
For additional information about the voting rights and other characteristics of the Acquiring Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the Acquiring Fund SAI attached hereto as Exhibit A.

Purchase, Redemption and Pricing of Acquiring Fund Shares
---------------------------------------------------------
For additional information about the purchase, redemption and pricing of the Acquiring Fund's shares, see "Net Asset Value", "Sales Compensation", "Special Redemptions", "Additional Services and Programs", and "Purchase and Redemptions through Third Parties" in the Acquiring Fund SAI attached hereto as Exhibit A.

Tax Status
----------
For additional information about the tax status of the Acquiring Fund, see "Tax Status" in the Acquiring Fund SAI, attached hereto as Exhibit A.

Underwriters
------------
For additional information about the Acquiring Fund's principal underwriter and the distribution contract between the principal underwriter and the Acquiring Fund, see "Distribution Contracts" in the Acquiring Fund SAI attached hereto as Exhibit A.

Calculation of Performance Data
-------------------------------
For additional information about the investment performance of the Acquiring Fund, see "Calculation of Performance" in the Acquiring Fund SAI attached hereto as Exhibit A.

Financial Statements
--------------------
Audited financial statements of the Acquiring Fund at October 31, 2002 and unaudited financial statements at April 30, 2003, which are attached hereto as Exhibit B.

Pro forma combined financial statements as as of April 30, 2003 are also attached hereto.

                 Additional Information About the Acquired Fund
                 ----------------------------------------------

General Information and History
-------------------------------
For additional information about the Acquired Fund generally and its history, see "Organization of the Fund" in the Acquired Fund SAI attached hereto as Exhibit B.

Investment Objective and Policies
---------------------------------
For additional information about the Acquired Fund's investment objectives, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Acquired Fund SAI attached hereto as Exhibit B.

Management of Acquired Fund
---------------------------
For additional information about the Acquired Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Acquired Fund SAI attached hereto as Exhibit B.

Control Persons and Principal Holders of Shares
-----------------------------------------------
For additional information about control persons of the Acquiring Fund and principal holders of shares of the Acquired Fund, see "Those Responsible for Management" in the Acquired Fund SAI attached hereto as Exhibit B.

Investment Advisory and Other Services
--------------------------------------
For additional information about the Acquired Fund's investment adviser, investment subadviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio" and "Independent Auditors" in the Acquired Fund SAI attached hereto as Exhibit B.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about the Acquired Fund's brokerage allocation practices, see "Brokerage Allocation" in the Acquired Fund SAI attached hereto as Exhibit B.

Capital Stock and Other Securities
----------------------------------
For additional information about the voting rights and other characteristics of the Acquired Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the Acquired Fund SAI attached hereto as Exhibit B.

Purchase, Redemption and Pricing of Acquired Fund Shares
--------------------------------------------------------
For additional information about the purchase, redemption and pricing of the Acquired Fund's shares, see "Net Asset Value", "Sales Compensation", "Additional Services and Programs", "Special Redemptions" and "Purchases and Redemptions Through Third Parties" in the Acquired Fund SAI attached hereto as Exhibit B.

Tax Status
----------
For additional information about the tax status of the Acquired Fund, see "Tax Status" in the Acquired Fund SAI attached hereto as Exhibit B.

Underwriters
------------
For additional information about the Acquired Fund's principal underwriter and the distribution contract between the principal underwriter and the Acquired Fund, see "Distribution Contracts" in the Acquired Fund SAI attached hereto as Exhibit B.

Calculation of Performance Data
-------------------------------
For additional information about the investment performance of the Acquired Fund, see "Calculation of Performance" in the Acquired Fund SAI attached hereto as Exhibit B.

Financial Statements
--------------------

Audited financial statements of the Acquired Fund at October 31, 2002 and unaudited financial statements at April 30, 2003, which are attached hereto as Exhibit B.

Pro forma combined financial statements as of April 30, 2003 are also attached hereto.

                         JOHN HANCOCK INTERNATIONAL FUND

                  Class A, Class B, Class C and Class I Shares
                       Statement of Additional Information


                                February 14, 2003


This Statement of Additional Information provides information about John Hancock International Fund (the "Fund") in addition to the information that is contained in the combined International Funds' current Prospectus and in the Fund's current Prospectus for Class I shares, (the "Prospectuses"). The Fund is a diversified series of John Hancock Investment Trust III (the "Trust").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:


                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Organization of the Fund ..................................................    2
Investment Objective and Policies .........................................    2
Investment Restrictions ...................................................   13
Those Responsible for Management ..........................................   15
Investment Advisory and Other Services ....................................   22
Distribution Contracts ....................................................   26
Sales Compensation ........................................................   28
Net Asset Value ...........................................................   31
Initial Sales Charge on Class A and Class C Shares ........................   31
Deferred Sales Charge on Class B and Class C Shares .......................   34
Special Redemptions .......................................................   38
Additional Services and Programs ..........................................   38
Purchases and Redemptions through Third Parties ...........................   40
Description of the Fund's Shares ..........................................   40
Tax Status ................................................................   41
Calculation of Performance ................................................   46
Brokerage Allocation ......................................................   48
Transfer Agent  Services ..................................................   52
Custody of Portfolio ......................................................   52
Independent Auditors ......................................................   52
Appendix A- Description of Investment Risk ................................  A-1
Appendix B-Description of Bond Ratings ....................................  B-1
Financial Statements ......................................................  F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

The Fund's Subadviser is Nicholas-Applegate Capital Management
("Nicholas-Applegate"), (the "Subadviser"). Nicholas-Applegate is responsible for providing investment advice to the Fund, subject to the review of the Trustees and overall supervision of the Adviser.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is non-fundamental. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in foreign equity securities. The Fund's investments will be subject to the market fluctuations and risks inherent in all securities.

Under normal circumstances, at least 80% of the Fund's total assets will be invested in equity securities of issuers located in various countries around the world. Generally, the Fund's portfolio will contain securities of issuers from at least three countries other than the United States. The Fund normally will invest substantially all of its assets in equity securities, such as common stock, preferred stock, and securities convertible into common and preferred stock. However, if deemed advisable by the Adviser, the Fund may invest in any other type of security including warrants, bonds, notes and other debt securities (including Eurodollar securities) or obligations of domestic or foreign governments and their political subdivisions, or domestic or foreign corporations.

The Fund will maintain a flexible investment policy and will invest in a diversified portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among various countries and geographic regions, the Adviser and the Subdviser ordinarily consider such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; and other pertinent financial, tax, social, political, currency and national factors - all in relation to the prevailing prices of the securities in each country or region.

In abnormal conditions, the Fund may hold cash or invest all or a portion of its assets in short-term domestic as well as foreign instruments, including: short-term U.S. Government securities and repurchase agreements in connection with such instruments; bank certificates of deposit, bankers' acceptances, time deposits and letters of credit; and commercial paper (including so called
Section 4(2) paper rated at least A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's") or if unrated considered by the Adviser to be of comparable value. The Fund's temporary defensive investments may also include: short-term debt obligations of U.S. companies, rated at least BBB or Baa by S&P or Moody's, respectively, or, if unrated, of comparable quality in the opinion of the Adviser; commercial paper and short-term corporate debt obligations not satisfying the above credit standards if they are (a) subject to demand features or puts or (b) guaranteed as to principal and interest by a domestic or foreign bank having total assets in excess of $1 billion, by a corporation whose commercial paper may be purchased by the Fund, or by a foreign government having an existing debt security rated at least BBB or Baa by S&P or Moody's, respectively; and other short-term investments which the Trustees of the Fund determine present minimal credit risks and which are of "high quality" as determined by any major rating service or, in the case of an instrument that is not rated, of comparable quality as determined by the Adviser.

Government Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and GNMA certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Ratings as Investment Criteria. In general the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that these ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Issuers of the shares underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Foreign issuers may be assigned to reasonable industry classifications that differ from the industry classifications ordinarily assigned to U.S. issuers.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser and Subadviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

The Fund normally invests at least 80% of total assets in a diversified portfolio of foreign stocks from both developed and emerging countries. The Fund may invest up to 30% of total assets in emerging markets as classified by the Morgan Stanley (MCI). Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, ADRs, GDRs and EDRs. The risks of foreign investing may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

Equity-Linked Securities The Fund may purchase equity-linked securities; also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to access the securities market of a country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian based on the change in the value of the underlying security. Aside from market risk there is of the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous. The Fund's investments in equity-linked securities may be subject to its 15% of net assets limitation on investments in illiquid securities.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets

(including the amount borrowed) taken at market value. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or currency or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, foreign currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may purchase and sell futures and options on futures for hedging or other non-speculative purposes. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as a substitute for the purchase or sale of securities or currencies to increase or reduce exposure to particular markets. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Funds losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the outstanding shares.

The Fund may not:

      (1) Issue senior securities, except as permitted by paragraph (2) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on future contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policy are not deemed to be senior securities.

      (2) Borrow money, except for the following extraordinary or emergency purposes (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on future contracts, securities or indices and forward commitment transactions will not constitute borrowing.

      (3) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act.

      (4) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein.

      (5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with the Fund's investment policies and may make loans of portfolio securities provided that as a result no more than 33 1/3% of the Fund's total assets taken at current value would be so loaned. The Fund does not, for this purpose, consider the purchase of repurchase agreements, bank certificates of deposit, bank loan participation agreements, bankers' acceptances, a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

      (6) Invest in commodities or commodity futures contracts, other than financial derivatives contracts. Financial derivatives include forward foreign currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars, swapations; and repurchase agreements entered into in accordance with the Fund's investment policies.

      (7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

      (8) For each Fund with respect to 75% of total assets [see nonfundamental investment restriction (e)], purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities):

            (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

            (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under item (5) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Non-fundamental Investment Restrictions. The following restrictions, as well as the Fund's investment objective, are designated as non-fundamental and may be changed by the Trustees without shareholder approval:

The Fund may not:

            (a)   Make short sales

            (b) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

            (c) Invest for the purpose of exercising control over or management of any company.

            (d)   Invest more than 15% of its net assets in illiquid securities.

            (e) The Fund may not invest more than 5% of its total assets at time of purchase in any one security (other than US Government securities).

            (f) The Fund normally invests at least 80% of total assets in a diversified portfolio of foreign stocks form both developed and emerging countries. The fund may invest up to 30% of total assets in emerging markets as classified by the Morgan Stanley
                  (MSCI). Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, ADRs, GDRs and EDRs.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.


THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

--------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of
                                                                                                     John Hancock
                                                                                                     Funds
                            Position(s)   Trustee/      Principal Occupation(s) and other            Overseen by
Name, Address (1)           Held with     Officer       Directorships                                Trustee
And Age                     Fund          since(2)      During Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz         Trustee       1996          Professor of Law, Emeritus, Boston           31
Born:  1931                                             University School of Law (as of 1996);
                                                        Director, Brookline Bancorp.
--------------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.     Trustee       1996          President and Chief Executive Officer,       31
Born:  1935                                             Brookline Bancorp., Inc.  (lending) (since
                                                        1972); Chairman and Director, Lumber
                                                        Insurance Co. (insurance) (until 2000);
                                                        Chairman and Director, Northeast
                                                        Retirement Services, Inc. (retirement
                                                        administration) (since 1998).
--------------------------------------------------------------------------------------------------------------------
William J. Cosgrove         Trustee       1996          Vice President, Senior Banker and Senior     31
Born:  1933                                             Credit Officer, Citibank, N.A. (banking)
                                                        (retired 1991); Executive Vice President,
                                                        Citadel Group Representatives, Inc.
                                                        (financial reinsurance);  Director, Hudson
                                                        City Bancorp (banking); Trustee,
                                                        Scholarship Fund for Inner City Children
                                                        (since 1986).
--------------------------------------------------------------------------------------------------------------------
Richard A. Farrell          Trustee       1994          President, Farrell, Healer & Co., Inc.,      31
Born:  1932                                             (venture capital management firm)(since
                                                        1980) and General
                                                        Partner of the Venture
                                                        Capital Fund of NE;
                                                        Trustee, Marblehead
                                                        Savings Bank (since
                                                        1994). Prior to 1980,
                                                        headed the venture
                                                        capital group at Bank of
                                                        Boston Corporation.
--------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Number of John
                            Position(s)   Trustee/                                                          Hancock Funds
Name, Address (1)           Held with     Officer       Principal Occupation(s) and other Directorships     Overseen by
And Age                     Fund          since(2)      During Past 5 Years                                 Trustee
------------------------------------------------------------------------------------------------------------------------------
William F. Glavin           Trustee       1994          President Emeritus, Babson College (as of 1998);    31
Born:  1932                                             Vice Chairman, Xerox Corporation (until 1989);
                                                        Director, Reebok, Inc. (until 2002) and Inco Ltd.
                                                        (until 2002).
------------------------------------------------------------------------------------------------------------------------------
John A. Moore               Trustee       1994          President and Chief Executive Officer, Institute    39
Born:  1939                                             for Evaluating Health Risks, (nonprofit
                                                        institution) (until 2001); Senior Scientist,
                                                        Sciences International (health
                                                        research)(since 1998); Principal, Hollyhouse
                                                        (consulting)(since 2000); Director,
                                                        CIIT(nonprofit research) (since 2002).
------------------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson       Trustee       1994          Executive Director, Council for International       39
Born:  1943                                             Exchange of Scholars (since 1998); Vice
                                                        President, Institute of International
                                                        Education (since 1998); Senior Fellow,
                                                        Cornell Institute of Public Affairs, Cornell
                                                        University (until 1997); President Emerita
                                                        of Wells College and St. Lawrence
                                                        University; Director, Niagara Mohawk Power
                                                        Corporation (electric utility).
------------------------------------------------------------------------------------------------------------------------------
John W. Pratt               Trustee       1994          Professor of Business Administration Emeritus,      31
Born:  1931                                             Harvard University Graduate School of Business
                                                        Administration (as of 1998).
------------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

------------------------------------------------------------------------------------------------------------------------------
                            Position(s)   Trustee/                                                        Number of John
Name, Address (1)           Held with     Officer       Principal Occupation(s) and other Directorships   Hancock Funds
And Age                     Fund          since(2)      During Past 5 Years                               Overseen by Trustee
------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)        Trustee       2001          Executive Vice President and Chief Investment     61
Born:  1948                                             Officer, John Hancock Financial Services, Inc.;
                                                        Director, Executive Vice President and Chief
                                                        Investment Officer, John Hancock Life
                                                        Insurance Company; Chairman of the Committee
                                                        of Finance of John Hancock Life Insurance
                                                        Company; Director, John Hancock
                                                        Subsidiaries, LLC, Hancock Natural Resource
                                                        Group, Independence Investment LLC,
                                                        Independence Fixed Income LLC, John Hancock
                                                        Advisers, LLC (the "Adviser") and The
                                                        Berkeley Financial Group, LLC ("The Berkeley
                                                        Group"), John Hancock Funds, LLC ("John
                                                        Hancock Funds"), Massachusetts Business
                                                        Development Corporation; Director, John
                                                        Hancock Insurance Agency, Inc. ("Insurance
                                                        Agency, Inc.") (until 1999) and John Hancock
                                                        Signature Services, Inc. ("Signature
                                                        Services") (until 1997).
------------------------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)         Trustee,      2000          Executive Vice President, John Hancock            61
Born:  1955                 Chairman,                   Financial Services, Inc., John Hancock Life
                            President                   Insurance Company; Chairman, Director,
                            and Chief                   President and Chief Executive Officer, the
                            Executive                   Advisers and The Berkeley Group; Chairman,
                            Officer                     President, Director and Chief Executive
                                                        Officer, John Hancock Funds; Chairman,
                                                        Director and Chief Executive Officer,
                                                        Sovereign Asset Management Corporation
                                                        ("SAMCorp."); Director, John Hancock
                                                        Subsidiaries, LLC, Independence Investment
                                                        LLC, Independence Fixed Income LLC and
                                                        Signature Services; Senior Vice President,
                                                        MassMutual Insurance Co. (until 1999).
------------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

--------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of
                                                                                                     John Hancock
                           Position(s)    Trustee/      Principal Occupation(s) and other            Funds
Name, Address (1)          Held with      Officer       Directorships                                Overseen by
And Age                    Fund           since(2)      During Past 5 Years                          Trustee
--------------------------------------------------------------------------------------------------------------------
Principal Officers who
are not Trustees
--------------------------------------------------------------------------------------------------------------------
William L. Braman          Executive      2000          Executive Vice President and Chief           N/A
Born:  1953                Vice                         Investment Officer, the Adviser and each
                           President                    of the John Hancock funds; Director,
                           and Chief                    SAMCorp., Executive Vice President and
                           Investment                   Chief Investment Officer, Barring Asset
                           Officer                      Management, London U.K. (until 2000).
--------------------------------------------------------------------------------------------------------------------
Richard A. Brown           Senior Vice    2000          Senior Vice President, Chief Financial       N/A
Born:  1949                President                    Officer and Treasurer, the Adviser, John
                           and Chief                    Hancock Funds, and The Berkeley Group;
                           Financial                    Second Vice President and Senior Associate
                           Officer                      Controller, Corporate Tax Department, John
                                                        Hancock Financial Services, Inc. (until
                                                        2001).
--------------------------------------------------------------------------------------------------------------------
Thomas H. Connors          Vice           1994          Vice President and Compliance Officer, the   N/A
Born:  1959                President                    Adviser and each of the John Hancock
                           and                          funds; Vice President, John Hancock Funds.
                           Compliance
                           Officer
--------------------------------------------------------------------------------------------------------------------
William H. King            Vice           1994          Vice President and Assistant Treasurer,      N/A
Born:  1952                President                    the Adviser; Vice President and Treasurer
                           and Treasurer                of each of the John Hancock funds; Assistant
                                                        Treasurer of each of the John Hancock funds
                                                        (until 2001).
--------------------------------------------------------------------------------------------------------------------
Susan S. Newton            Senior Vice    1994          Senior Vice President, Secretary and Chief   N/A
Born:  1950                President,                   Legal Officer, SAMCorp., the Adviser and
                           Secretary                    each of the John Hancock funds, John
                           and Chief                    Hancock Funds and The Berkeley Group; Vice
                           Legal Officer                President, Signature Services (until
                                                        2000), Director, Senior Vice President and
                                                        Secretary, NM Capital.
--------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees. The Audit Committee members are Messrs. Farrell, Glavin and Moore. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2002.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund. The Administration Committee held four meetings during the fiscal year ended October 31, 2002.

The Contracts/Operations Committee members are Messrs. Chapman, Cosgrove and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2002.

The Investment Performance Committee consists of Messrs. Aronowitz and Ms. Peterson. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2002.

The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2002.

------------------------------------------------------------------------------------------------------------
                                                                     Aggregate Dollar Range of holdings in
                                  Dollar Range of Fund Shares        John Hancock funds overseen by
Name of Trustee                   Owned by Trustee (1)               Trustee (1)
------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz               $1-$10,000                         $50,001-$100,000
------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.           $1-$10,000                         Over $100,000
------------------------------------------------------------------------------------------------------------
William J. Cosgrove               $1-$10,000                         Over $100,000
------------------------------------------------------------------------------------------------------------
Richard A. Farrell                None                               Over $100,000
------------------------------------------------------------------------------------------------------------
William F. Glavin                 None                               $10,001-$50,000
------------------------------------------------------------------------------------------------------------
Dr. John A. Moore                 None                               Over $100,000
------------------------------------------------------------------------------------------------------------
Patti McGill Peterson             $1-$10,000                         Over $100,000
------------------------------------------------------------------------------------------------------------
John W. Pratt                     $1-$10,000                         Over $100,000
------------------------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------------------------
John M. DeCiccio                  None                               Over $100,000
------------------------------------------------------------------------------------------------------------
Maureen R. Ford                   $1-$10,000                         Over $100,000
------------------------------------------------------------------------------------------------------------

(1) Under the John Hancock Deferred Compensation Plan for Independent Trustees, an Independent Trustee may elect to earn a return on his deferred fees equal to the amount that he would have earned if the deferred fees amount were invested in one or more funds in the John Hancock fund complex. Under these circumstances, a trustee is not the legal owner of the underlying shares, but participates in any positive or negative return on those shares to the same extent as other shareholders. If the Trustees were deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2002, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be $10,001 -$50,000 and over $100,000 for Mr. Chapman, none and over $100,000 for Mr. Cosgrove, $1-$10,000 and over $100,000 for Mr. Glavin, none and over $100,000 for Dr. Moore.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.

                               Aggregate Compensation        Total Compensation From the Fund and
Independent Trustees           from the Fund (1)             John Hancock Fund Complex to Trustees (2)
--------------------           -----------------             -----------------------------------------
Dennis J. Aronowitz             $ 90                         $  72,000
Richard P. Chapman*              105                            78,100
William J. Cosgrove*             100                            75,100
Richard A. Farrell               100                            75,000
Gail D. Fosler +                  97                            72,000
William F. Glavin*               100                            75,000
Dr. John A. Moore*                97                            72,000
Patti McGill Peterson             96                            72,000
John Pratt                        97                            72,100
                                ----                          --------
Total                           $882                          $663,300

(1) Compensation is for the current fiscal year ending October 31, 2002.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2002. As of this date, there were sixty-one funds in the John Hancock

Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-nine funds and each other Independent Trustees servicing on thirty-one funds.

*As of December 31, 2002, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $46,844, Mr. Cosgrove was $166,358, Mr. Glavin was $219,230 and for Dr. Moore was $203,650 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+ As of December 31, 2002, Ms. Fosler resigned as a Trustee of the Complex.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of January 14, 2003, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders of record beneficially owned 5% or more of the outstanding shares of the Fund.

                                            Class of     Percentage of total Outstanding
Name and Address of Shareholders             Shares      Shares of the Class of the Fund
--------------------------------             ------      -------------------------------
Sterling Trust Company                          C                    18.52%
FBO Merchants & Manufacturers
Bancorp Retirement Plan
1380 Lawrence St Suite 1400
Denver CO 80204-2060

Sterling Trust Company                          C                     5.67%
FBO Circulation Tools Inc 401(k)
1380 Lawrence St Suite 1400
Denver CO 80204-2060

Sterling Trust Company                          C                     5.22%
FBO Starry Associates Ret Plan
1380 Lawrence St Suite 1400
Denver CO 80204-2060

Sterling Trust Company                          C                     5.15%
FBO Copa Casino
1380 Lawrence St Suite 1400
Denver CO 80204-2060

Sterling Trust Company                          I                    62.14%
Fbo The Investment Incentive Plan
1380 Lawrence St Suite 1400
Denver CO 80204-2060

Sterling Trust Company                          I                    12.96%
FBO Savings Plan for EE's of Texon USA
1380 Lawrence St Suite 1400
Denver CO 80204-2060

                                            Class of     Percentage of total Outstanding
Name and Address of Shareholders             Shares      Shares of the Class of the Fund
--------------------------------             ------      -------------------------------
Sterling Trust Company                          I                    12.57%
FBO One Color Comm 401 (K)
1380 Lawrence St Suite 1400
Denver CO 80204-2060

Sterling Trust Company                          I                     9.82%
FBO Manistique Papers Inc.
401 (K) 1380 Lawrence St Suite 1400 Denver CO 80204-2060

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and as of December 31, 2002 has approximately $26 billion in assets under management in its capacity as investment adviser to the Fund and the other funds in the John Hancock group of funds as well as institutional accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

      Average Daily Net Assets                      Annual Rate
      ------------------------                      -----------

      First $250 million                               1.00%
      Next $250 million                                0.80%
      Next $250 million                                0.75%
      Amounts over $750 million                        0.625%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


For the fiscal years ended October 31, 2000, 2001 and 2002, the Adviser's management fee was $252,090, $208,015 and $143,908, respectively. After expense reductions by the Adviser, the Adviser received no management fees for the fiscal years ended October 31, 2000, 2001 and 2002.


As of December 14, 2000, the Adviser has entered into a sub-investment management contract (the "sub-advisory agreement") with Nicholas-Applegate under which, subject to the review of the Trustees and the overall supervision of the Adviser, Nicholas-Applegate is responsible for providing the Fund with investment advice. Nicholas-Applegate will also provide the Fund on a continuous basis with economic, financial and political information, research and assistance concerning international markets. Until May 11, 2001, as compensation for its services under the Sub-Advisory Agreement, the Adviser paid Nicholas-Applegate quarterly, in arrears, a fee at the annual rate of 55% of the investment advisory fee received by the Adviser. Effective May 11, 2001, the Adviser pays quarterly a sub-advisory fee to Nicholas-Applegate equal on an annual basis to (i) 0.50% of the first $500,000,000 of the average daily net asset value of the Fund; and (ii) 0.45% of the average daily net asset value of the Fund in excess of $500,000,000. Nicholas-Applegate is a limited liability company organized under the laws of the State of Delaware partnership, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101. Nicholas-Applegate was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. Nicholas-Applegate is a wholly owned subsidiary of Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a German Aktiengesellschaft, a German publicly traded company, which, together with its subsidiaries, comprises the world's largest insurance group (the "Allianz Group"). Allianz Group currently has assets under management of approximately $690 billion. Allianz AG's address is: Koeniginstrasse 28, D-80802, Munich, Germany.

Until December 14, 2000, the Subadviser to the Fund was Indocam International Investment Services ("IIIS"). IIIS is a French corporation and a subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French bank group with a presence in financial centers around the world. IIIS is located at 90 Boulevard Pasteaur, Paris, France 75015. Indocam is an asset management firm maintaining established relationships with institutional, corporate and individual investors.

Credit Agricole is one of the largest bank groups in the world. As compensation for its services under the Sub-Advisory Agreement, the Adviser was paying IIIS quarterly, in arrears, a fee at the annual rate of 55% of the investment advisory fee received by the Adviser. Until March 1, 2000, the Fund had another subadviser, John Hancock Advisers International Limited ("JHAI") located at 6th Floor, Duke's Court, 32-36 Duke Street, St. James's, London, England SW1Y6DF. JHAI was a wholly-owned subsidiary of the Adviser formed in 1987 to provide international investment research and advisory services to U.S. institutional clients. As compensation for its services under the Sub-Advisory Agreement, JHAI received from the Adviser a portion of its monthly fee equal to 0.70% on an annual basis of the average daily net asset value of the Fund for each calendar month up to $200 million of average daily net assets; and 0.6375% on an annual basis of the average daily net asset value over $200 million. JHAI agreed to waive all but 0.05% of its fee as of January 1, 2000 and its Sub-Advisory contract was terminated effective March 1, 2000. The Fund is not responsible for paying any Subadviser's fee.

The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 and transfer agent expenses) to 0.90% of the Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, a Subadviser or any of their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other Funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or a Subadviser for the Fund or for other funds or clients for which the Adviser or a Subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, a Subadviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to their Advisory Agreements, the Adviser and Subadviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of their duties or from reckless disregard by them of their obligations and duties under the applicable Agreements.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment Adviser and Subadviser and determining whether to approve and renew the Fund's Advisory Agreement and Sub-Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser and Subadviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser and Subadviser; (2) the investment performance of the Fund; (3) the fair market value of the services provided by the Adviser and Subadviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the Adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

The primary factors underlying the Board's decision to renew the Fund's Advisory Agreement and Sub-Advisory Agreement were as follows:

o The Board determined that the performance results of the Fund and the Adviser and Subadviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable international funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

o The Board evaluated the Adviser and Subadviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreements with the Adviser and Subadviser.

The continuation of the Advisory Agreement, the Sub-Advisory Agreement and the Distribution Agreement (discussed below) was approved by all of the Trustees in June of 1999. On December 12, 2000, the Trustees approved the termination of IIIS as Subadviser and appointed Nicholas-Applegate as Subadviser effective December 14, 2000. On April 25, 2001, the shareholders of the Fund approved the appointment of Nicholas-Applegate as Subadviser. The Advisory Agreement, the Nicholas-Applegate Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each of these Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended October 31, 2000, 2001 and 2002, the Fund paid the Adviser $4,779, $4,160 and $3,047, respectively, for services under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended October 31, 2000, 2001 and 2002 were $122,328, $45,866 and $21,199, respectively. Of such amounts $11,580, $5,706 and $2,406, respectively, were retained by John Hancock Funds in 2000, 2001 and 2002. Total underwriting commissions for sales of the Fund's Class C shares for the period from May 1, 2000 to October 31, 2000 and the fiscal year ended October 31, 2001 and 2002 were $9,118, $4,901 and $3,285, respectively. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and/or Class C Plans at any time. For the fiscal year ended October 31, 2002, an aggregate of $1,431,585 of distribution expenses or 24.31% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended October 31, 2002, an aggregate of $34,535 of distribution expenses or 3.57% of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


During the fiscal year ended October 31, 2002, the Fund paid John Hancock Funds the following amount of expenses in connection with their services for the Fund.

                                  Expense Items
                                  -------------

                                  Printing and                                                     Interest,
                                  Mailing of                                                       Carrying or
                                  Prospectuses to      Compensation to     Expenses of John        Other
                 Advertising      New Shareholders     Selling Brokers     Hancock Funds           Finance Charges
                 -----------      ----------------     ---------------     -------------           ---------------
Class A          $3,665           $121                 $6,896              $10,493                   --
Class B           7,980            239                 29,792               20,688                 $180
Class C           1,648             39                  3,977                4,008                   --


SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments for Class A, Class B and Class C are (1) the 12 b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page. For Class I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.


In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                                                                  Broker receives
                                 Sales charge           Broker receives           12b-1 service fee    Total broker
                                 paid by investors      maximum reallowance       (% of net            compensation (1)
Class A investments              (% of offering price)  (% of offering price)     investment) (3)      (% of offering price)
-------------------              ---------------------  ---------------------     ---------------      ---------------------
Up to $49,999                    5.00%                  4.01%                     0.25%                4.25%
$50,000 - $99,999                4.50%                  3.51%                     0.25%                3.75%
$100,000 - $249,999              3.50%                  2.61%                     0.25%                2.85%
$250,000 - $499,999              2.50%                  1.86%                     0.25%                2.10%
$500,000 - $999,999              2.00%                  1.36%                     0.25%                1.60%

Investments
of Class A share of
$1 million or more (4)
----------------------

First $1M - $4,999,999           --                     0.75%                     0.25%                1.00%
Next $1 - $5M above that         --                     0.25%                     0.25%                0.50% (2)
Next $1 or more above that       --                     0.00%                     0.25%                0.25% (2)

                                                        Broker receives           Broker receives
                                                        maximum                   12b-1 service fee    Total broker compensation
                                                        reallowance               (% of net            (1)
Class B investments                                     (% of offering price)     investment) (3)      (% of offering price)
-------------------                                     ---------------------     ---------------      ---------------------
All amounts                      --                     3.75%                     0.25%                4.00%

                                                        Broker receives           Broker receives
                                                        maximum                   12b-1 service fee    Total broker
                                                        reallowance               (% of net            compensation (1)
Class C investments                                     (% of offering price)     Investment) (3)      (% of offering price)
-------------------                                     --------------------      ---------------      ---------------------
Over $1,000,000 or amounts
purchased at NAV                 --                     .75%                      0.25%                1.00%
All other amounts                1.00%                  1.75%                     0.25%                2.00%


                                                        Broker receives           Broker receives
                                                        maximum                   12b-1 service        Total broker
                                                        reallowance               fee (% of net        compensation (1)
Class I investments                                     (% of offering price)     investment) (3)      (% of offering price)
-------------------                                     --------------------      ---------------      ---------------------
All amounts                      --                     0.00%                     0.00%                0.00% (5)


(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total broker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year broker receives 12b-1 fees quarterly in arrears.

(4) John Hancock Funds reduce aggregate investments by the amount of recent redemptions.

(5) John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells Class I shares of the Fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds may be used to pay broker commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned categories for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services"), is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, subadviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter, son-in-law, niece, nephew, grandparents, and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approval by the Securities and Exchange Commission.

o Participant directed retirement plans with at least 100 eligible employees at the inception the Fund account. Each of these investors may purchase Class A shares with no initial sales charges. However, if the shares are redeemed within 12 months after the end of the calendar years in which the purchase was made, a CDSC will be imposed at the following rate:

             Amount Invested                                    CDSC Rate
             ---------------                                    ---------
             $1 to $4,999,999                                   1.00%
             Next $5 million to $9,999,999                      0.50%
             Amounts of $10 million and over                    0.25%

Class C shares may be offered without a front-end sales charge to:

o     Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.)

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.


Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money

Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.


The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay the sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.


Because Class I shares are sold at net asset value without the imposition of any sales charge, none of the privileges described under these captions are available to Class I investors.


DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number of years from the time of any payment for the purchases of both Class B and Class C of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      o Proceeds of 50 shares redeemed at $12 per share (50 x 12)       $600.00
      o *Minus Appreciation ($12 - $10) x 100 shares                    (200.00)
      o Minus proceeds of 10 shares not subject to CDSC (dividend
      reinvestment)                                                     (120.00)
                                                                        -------
      o Amount subject to CDSC                                          $280.00

      *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify

      Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described under the Internal Revenue Code) unless otherwise noted:

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock
      Mutual Fund IRA assets only.)

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE
      IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

--------------------------------------------------------------------------------------------------------------
Type of               401 (a) Plan (401   403 (b)          457              IRA, IRA          Non-retirement
Distribution          (k), MPP, PSP)                                        Rollover
                      457 & 408 (SEPs &
                      Simple IRAs)
--------------------------------------------------------------------------------------------------------------
Death or Disability   Waived              Waived           Waived           Waived            Waived
--------------------------------------------------------------------------------------------------------------
Over 70 1/2           Waived              Waived           Waived           Waived for        12% of account
                                                                            required          value annually
                                                                            minimum           in periodic
                                                                            distributions*or  payments
                                                                            12% of account
                                                                            value annually
                                                                            in periodic
                                                                            payments.
--------------------------------------------------------------------------------------------------------------
Between 59 1/2and 70  Waived              Waived           Waived           Waived for Life   12% of account
1/2                                                                         Expectancy or     value annually
                                                                            12% of account
                                                                            in periodic
                                                                            value annually
                                                                            payments in
                                                                            periodic payments.
--------------------------------------------------------------------------------------------------------------
Under 59 1/2          Waived for          Waived for       Waived for       Waived for        12% of account
(Class B and Class    annuity payments    annuity          annuity          annuity           value annually
C only)               (72t) or 12% of     payments (72t)   payments (72t)   payments (72t)    in periodic
                      account value       or 12% of        or 12% of        or 12% of         payments
                      annually in         account value    account value    account value
                      periodic payments.  annually in      annually in      annually in
                                          periodic         periodic         periodic
                                          payments.        payments.        payments.
--------------------------------------------------------------------------------------------------------------
Loans                 Waived              Waived           N/A              N/A               N/A
--------------------------------------------------------------------------------------------------------------
Termination of Plan   Not Waived          Not Waived       Not Waived       Not Waived        N/A
--------------------------------------------------------------------------------------------------------------
Hardships             Waived              Waived           Waived           N/A               N/A
--------------------------------------------------------------------------------------------------------------
Qualified Domestic    Waived              Waived           Waived           N/A               N/A
Relations Orders
--------------------------------------------------------------------------------------------------------------
Termination of        Waived              Waived           Waived           N/A               N/A
Employment Before
Normal Retirement
Age
--------------------------------------------------------------------------------------------------------------
Return of Excess      Waived              Waived           Waived           Waived            N/A
--------------------------------------------------------------------------------------------------------------

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS


Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class. Investors may exchange between institutional funds and Class I shares


Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES


Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and/or John Hancock Funds, LLC (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. Additional series may be added in the future. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I.


The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matter relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the

Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its investments in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes") paid by the Fund, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable income, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund cannot or does not make this election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/ or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata shares of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $13,871,763 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. The Fund's carryforwards expire as follows: $636,448 expires in October 31, 2007, $2,888,578 expires in October 31, 2008, $7,757,736 expires in
October 31, 2009 and $2,589,001 expires October 31, 2010.


The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forward, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisors about the applicability of the backup withholding provisions.

For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Because the Fund is not generally anticipated to invest a significant portion of its assets in the stock of such U.S. corporations, it is unlikely that a substantial portion of its distributions will qualify for the dividends received deduction. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and to the extent such basis would be reduced below zero, that current recognition of income would be required.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Certain options, futures and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


As of October 31, 2002, the average annual total returns before taxes of the Class A shares of the Fund for the one and five year periods and from the commencement of operations on January 3, 1994 were -21.66%, -9.57% and -5.54%, respectively.

As of October 31, 2002, the average annual total returns before taxes for the Fund's Class B shares for the one and five year periods and from the commencement of operations on January 3, 1994 were -22.02%, -9.61% and -5.64%, respectively.

As of October 31, 2002, the average annual total returns before taxes for the Fund's Class C shares for the one year period and from the commencement of operations on June 1, 1998 were -19.70% and -13.36%, respectively.

As of October 31, 2002, the average annual total returns before taxes for the Fund's Class I shares since commencement of operations on March 1, 2002 was -17.15%.


The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1 year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ERV

Where:
           P =  a hypothetical initial payment of $1,000.
           T =  average annual total return.
           n =  number of years.
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year. 5-year and 10-year periods (or fractional portion).


The Fund discloses average annual total returns after taxes for Class A shares for the one, five and 10 year periods ended December 31, 2002 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             D

Where:

      P =  a hypothetical initial payment of $1,000.
      T =  average annual total return (after taxes on distributions).
      n =  number of years.
    ATV =
       D ending value of a hypothetical $1,000 payment made at the beginning of the 1-year. 5-year and 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             DR

Where:

      P =  a hypothetical initial payment of $1,000.
      T = average annual total return (after taxes on distributions and redemption).
     n =   number of years.
   ATV  =
      DR ending value of a hypothetical $1,000 payment made at the beginning of the 1-year. 5-year and 10-year periods (or fractional portion), after taxes on fund distributions and redemption

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. These calculations also assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period of time. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any period of time. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on equity mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors, including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION


Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's or Subadviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed monthly by the Adviser's Senior Investment Policy Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers and directors of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser and Subadviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser and Subadviser of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal years ended October 31, 2002, the Fund paid $8,167 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities.

Research services received from broker-dealers supplement the Adviser's or Sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's or Subadviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Subadviser since the broker-dealers used by the Adviser or Subadviser tend to follow a broader universe of securities and other matters than the Adviser's or Subadviser's staff can follow. In addition, the research provides the Adviser or Subadviser with a diverse perspective on financial markets. Research services provided to the Adviser or Subadviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates, or by the Subadviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's or Subadviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

The Adviser and Subadviser believe that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's or Subadviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Subadviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Subadviser. However, to the extent that the Adviser or Subadviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser or Subadviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Subadviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

While the Adviser and/or the Subadviser will be primarily responsible for its allocation of the Fund's brokerage business, the policies and practices of the Adviser or Subadviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid negotiated brokerage commissions of $223,172, $160,338 and $125,242, respectively.

The Adviser or Subadviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser or Subadviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser or Subadviser will not use a specific formula in connection with any of these considerations to determine the target levels.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the Subadviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, the Subadviser or the Affiliated Broker. Because the Adviser or Subadviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or an "Affiliated Broker"). For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund did not execute portfolio transactions with Signator.

Allianz AG, the parent of Nicholas Applegate Capital Management ("NACM"), has several affiliates engaged in the brokerage business: Bayerische Hypo-und Vereinsbank AG, HPV, HVB Capital Markets; Credit Lyonnais SA; Dresdner, Dresdner Kleinwort Benson, Dresdner Kleinwort Wasserstein; IKB Deutsche Industriebank AG; Munchener Ruckversicherungs-Gesellschaft AG, Munich Re; UniCredito Italiano S.p.A., UniCredit Banco Mobiliare S.p.A.; US Allianz Securities, Inc.; Zagrebacka Banka. (all "Affiliated Brokers"). Pursuant to procedures determined by the

Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the period from December 14, 2000 through October 31, 2001, the Fund paid $3,616 to Affiliated Brokers of NACM. For the fiscal year ended October 31, 2002, the Fund paid $2,647 to Affiliated Brokers of NACM. During the fiscal year ended October 31, 2002, this amounted to approximately 2.11% of the aggregate brokerage commissions paid by the Fund for the transactions involving approximately 1.93% of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

Credit Agricole, the parent of Indocam International Investment Services ("IIIS"), the Fund's subadviser until December 13, 2000, has several affiliates engaged in the brokerage business in Europe and Asia: Credit Agricole Indosuez Cheuvreux; CPR Action (ex-Schelcher Prince Cheuvreux de Virieu International Ltd, London; Cheuvreux de Virieu, Nordic AB, Stockholm, Cheuvreux de Virieu, Espana, Madrid, Credit Agricole Indosuez Cheuvreux Deutschland GMBH, Frankfourt/ Main; Caboto Sim in Italy; Carr Securities; Carr Futures SNC. (Paris) and Carr Futures PTE, Singapore (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal years ended October 31, 1999, 2000 and for the period from November 1, 2000 through October 12, 2000, the Fund paid $0, $0 and $1,899, respectively, for portfolio transactions with Affiliated Brokers of IIIS. During the fiscal year ended October 31, 2001, this amounted to approximately 1.18% of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 0.61% of the aggregate dollar amount of transactions for when the Fund paid brokerage commissions.

Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser or Subadviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Subadviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Subadviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Subadviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account. The Fund also pays Signature Services an monthly a fee whcih is based on annual rate of 0.05% of average daily net assets attributable to Class A, Class B and Class C shares. For Class A, B, and C shares, the Fund also pays certain out-of pocket expenses. Expenses for Class A, B and C shares are aggregated and allocated to each class on the basis of their relative net asset values. The Fund pays Signature Services an annual fee of 0.05% of average daily net assets attributable to Class I shares plus certain out-of pocket expenses.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g., short sales, currency contracts, financial futures and options; securities and index options).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., repurchase agreements, securities lending, foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial futures and options; securities and index options, structured securities).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses. (e.g., currency trading, foreign debt securities, currency contracts, financial futures and options; securities and index options).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g., mortgage-backed securities, structured securities).

Information risk The risk that key information about a security or market is inaccurate or unavailable.(e.g., non-investment-grade debt securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.(e.g., foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial future and options; securities and index options, structured securities).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., short sales, non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interests, currency contracts, financial futures and options; securities and index options, structured securities).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, foreign debt securities, non-investment-grade debt securities, restricted and illiquid securities, financial futures and options; securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage-backed securities, structured securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, restricted and illiquid securities, participation interests, structured securities)

APPENDIX B

DESCRIPTION OF BOND RATINGS

Standard & Poor's Bond Ratings

      BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

      A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      To provide more detailed indications of credit quality, the ratings AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      A provisional rating, indicated by "p" following a rating, is sometimes used by Standard & Poor's. It assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Moody's Bond Ratings

      Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Generally speaking, the safety of obligations of this class is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

      Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. The market value of Aa bonds is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols Aa, A and Baa are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

      Conditional ratings, indicated by "Con," are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds, are given a conditional rating that denotes their probable credit status upon completion of that act or fulfillment of that condition.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2002 Annual Report to Shareholder's for the year ended October 31, 2002 (filed electronically on December 27, 2002, accession number 0000928816-02-000996 and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock International Fund (file no. 811-4630 and 33-4559).

John Hancock Investment Trust III
         John Hancock International Fund

Statement of Assets and Liabilities as of October 31, 2002. Statement of
    Operations for year ended October 31, 2002.
    Statement of Changes in Net Assets for the two years ended October 31, 2002. Financial Highlights.
    Notes to Financial Statements.
    Schedule of Investments as of October 31, 2002.
    Report of Independent Auditors.

                    JOHN HANCOCK PACIFIC BASIN EQUITIES FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information


                                February 14, 2003


This Statement of Additional Information provides information about John Hancock Pacific Basin Equities Fund (the "Fund") in addition to the information that is contained in the combined International Funds' current Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock World Fund (the "Trust").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:


                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                Table of Contents


                                                                            Page
Organization of the Fund.......................................................2
Investment Objective and Policies..............................................2
Investment Restrictions.......................................................12
Those Responsible for Management..............................................15
Investment Advisory and Other Services........................................22
Distribution Contracts........................................................26
Sales Compensation............................................................28
Net Asset Value...............................................................31
Initial Sales Charge on Class A and Class C Shares............................31
Deferred Sales Charge on Class B and Class C Shares...........................34
Special Redemptions...........................................................38
Additional Services and Programs..............................................38
Purchases and Redemptions through Third Parties...............................40
Description of the Fund's Shares..............................................40
Tax Status....................................................................42
Calculation of Performance....................................................47
Brokerage Allocation..........................................................49
Transfer Agent Services.......................................................53
Custody of Portfolio..........................................................53
Independent Auditors..........................................................53
Appendix A - Description of Investment Risk .................................A-1
Appendix B - Description of Bond and Commercial Paper Ratings ...............B-1
Financial Statements.........................................................F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in August, 1986 under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

The Fund's Subadviser is Nicholas-Applegate Capital Management
("Nicholas-Applegate"), (the "Subadviser"). Nicholas-Applegate is responsible for providing investment advice to the Fund, subject to the review of the Trustees and overall supervision of the Adviser.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is fundamental and may only be changed with shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to achieve long-term capital appreciation. The Fund's seeks to achieve its investment objectives by investing in a diversified portfolio of equity securities of issuers located in countries of the Pacific Basin. These investments will consist of (1) securities of companies traded principally on stock exchanges in Pacific Basin countries; (2) securities of companies deriving at least 50% of their total revenue from goods produced, sales made or services performed in Pacific Basin countries; (3) securities of companies that are organized under the laws of Pacific Basin countries, which are publicly traded on recognized securities exchanges outside these countries; and (4) securities of investment companies and trusts that invest principally in the foregoing. The Pacific Basin includes all countries bordering on the Pacific Ocean, but the managers focus on Japan, Hong Kong, Australia, Singapore, South Korea China and Taiwan. The fund may invest in other Pacific Basin countries outside of Asia, such as Canada and the United States. The Fund may invest in other Pacific Basin countries, such as Indonesia, Malaysia, New Zealand, the Philippines and Thailand.

Under normal circumstances, the Fund will invest at least 80% of its Assets in Pacific Basin corporate common stock and other equity securities (consisting of common stock, warrants and securities convertible into common stock). The balance of the Fund's assets will be invested in (1) equity securities of issuers located in Asian countries not in the Pacific Basin (including India, Pakistan, Sri Lanka and Bangladesh) and (2) investment grade debt securities (i.e., rated BBB, Baa or higher by Standard & Poor's Ratings Group or Moody's Investors Services, Inc., or, if unrated by either such service, determined to be of comparable quality by the Adviser or a Sub-adviser) of U.S., Japanese, Australian and New Zealand companies and governments and bank certificates of deposit. Debt securities rated BBB or Baa and unrated securities of equivalent quality are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's capacity to pay interest and repay principal.

With respect to the Fund's investment policy of investing at least 80% of its Assets in equity securities of companies located in the Pacific Basin, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy.

The Fund has not established any limitations on the allocation of investments among the Pacific Basin countries. The portion of the Fund's assets to be allocated to each of the Pacific Basin countries will be determined by the Trustees based on recommendations of the Adviser, in consultation with the Subadviser. In making this allocation recommendation, the Adviser and the Subadviser will consider several factors, including the relative economic growth and potential of the various economies and securities markets, expected levels of inflation, governmental policies influencing business conditions, regulatory and tax considerations, the domestic and international strength of the leading industrial sectors and currency stability relative to the U.S. When the Adviser and the Subadviser believe that investment conditions are unfavorable, they may recommend a temporary reduction in the proportion of assets assigned to Pacific Basin countries and investment of a higher than normal proportion in the debt and other securities described above.

Under normal circumstances, up to 20% of the Fund's Net Assets may be held in cash or investment grade short-term securities and repurchase agreements (denominated in U.S. dollars) to meet anticipated redemptions of the Fund's shares. In abnormal circumstances, all or any part of the Fund's assets may be temporarily invested in money market instruments, including but not limited to governmental obligations, certificates of deposit, bankers' acceptances, commercial paper and investment grade short-term corporate debt securities, cash and repurchase agreements. Any of the foregoing, including cash, may be denominated in U.S. or foreign currencies and may be obligations of foreign issuers.

Investment in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as in the form of sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Issuers of unsponsored ADRs are not required to disclose material information in the United States. Foreign issuers may be assigned to reasonable industry classifications that differ from the industry classifications ordinarily assigned to U.S. issuers.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser and Subadviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

Equity-Linked Securities The Fund may purchase equity-linked securities; also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to access the securities market of a country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian based on the change in the value of the underlying security. Aside from market risk there is of the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous. The Fund's investments in equity-linked securities may be subject to its 15% of net assets limitation on investments in illiquid securities.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser or Subadviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid securities. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, and Securities Indices. The Fund may purchase and write
(sell) call and put options on any securities in which it may invest, or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales against the box. In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

      (1) Issue senior securities, except as permitted by paragraphs (2), (5) and (6) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, and forward foreign exchange contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

      (2) Borrow money, except for the following extraordinary or emergency purposes (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on future contracts, securities or indices and forward commitment transactions will not constitute borrowing.

      (3) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

      (4) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

      (5) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposits, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

      (6) Invest in commodities or commodity futures contracts, other than financial derivatives contracts. Financial derivatives include forward foreign currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars, swapations; and repurchase agreements entered into in accordance with the Fund's investment policies.

      (7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

      (8) With respect to 75% of the Fund's total assets, invest more than 5% of the Fund's total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities or (ii) securities of other investment companies.

Non-fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

      (a) Purchase securities on margin or make short sales, unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts.

      (b) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

      (c) Invest for the purpose of exercising control over or management of any company.

      (d) Invest more than 15% of its net assets in illiquid securities.


Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.


Nothing in the foregoing investment restrictions shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result, the Fund will no longer be a diversified investment company as defined in the Investment Company Act or will fail to meet the diversification requirements for a regulated investment company under the Internal Revenue Code of 1986, as amended. Japanese corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market prices of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. Therefore, the exception applies in cases where the limits set forth in the investment restrictions in the Prospectus would otherwise be exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

The Fund will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.


THOSE RESPONSIBLE FOR MANAGEMENT


The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/                                                    Funds
Name, Address (1)            Held with     Officer        Principal Occupation(s) and other            Overseen by
And Age                      Fund          since(2)       Directorships During Past 5 Years            Trustee
---------------------------------------------------------------------------------------------------------------------
Independent Trustees
---------------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz          Trustee       1987           Professor of Law, Emeritus, Boston           31
Born:  1931                                               University School of Law (as of 1996);
                                                          Director, Brookline Bancorp.

---------------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.      Trustee       1987           President and Chief Executive Officer,       31
Born:  1935                                               Brookline Bancorp., Inc. (lending) (since
                                                          1972); Chairman and Director, Lumber
                                                          Insurance Co. (insurance) (until 2000);
                                                          Chairman and Director, Northeast
                                                          Retirement Services, Inc. (retirement
                                                          administration) (since 1998).

---------------------------------------------------------------------------------------------------------------------
William J. Cosgrove          Trustee       1991           Vice President, Senior Banker and Senior     31
Born:  1933                                               Credit Officer, Citibank, N.A. (banking)
                                                          (retired 1991); Executive Vice President,
                                                          Citadel Group Representatives, Inc.
                                                          (financial reinsurance);  Director, Hudson
                                                          City Bancorp; Trustee, Scholarship Fund
                                                          for Inner City Children (since 1986).

---------------------------------------------------------------------------------------------------------------------
Richard A. Farrell           Trustee       1994           President, Farrell, Healer & Co., Inc.       31
Born:  1932                                               (venture capital management firm)(since
                                                          1980) and General Partner of the Venture
                                                          Capital Fund of NE (since 1980); Trustee,
                                                          Marblehead Savings Bank (since 1994).
                                                          Prior to 1980, headed the venture capital
                                                          group at Bank of Boston Corporation.
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                        Number of
                                                                                                        John
                                                                                                        Hancock
                            Position(s)    Trustee/                                                     Funds
Name, Address (1)           Held with      Officer      Principal Occupation(s) and other               Overseen by
And Age                     Fund           since(2)     Directorships During Past 5 Years               Trustee
---------------------------------------------------------------------------------------------------------------------
William F. Glavin           Trustee        1996         President Emeritus, Babson College (as of       31
Born:  1932                                             1998); Vice Chairman, Xerox Corporation
                                                        (until 1989); Director, Reebok, Inc. (until
                                                        2002) and Inco Ltd. (until 2002).

---------------------------------------------------------------------------------------------------------------------
John A. Moore               Trustee        1996         President and Chief Executive Officer,          39
Born:  1939                                             Institute for Evaluating Health Risks,
                                                        (nonprofit institution) (until 2001); Senior
                                                        Scientist, Sciences International (health
                                                        research)(since 1998); Principal, Hollyhouse
                                                        (consulting)(since 2000); Director,
                                                        CIIT(nonprofit research) (since 2002).

---------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson       Trustee        1996         Executive Director, Council for International   39
Born:  1943                                             Exchange of Scholars (since 1998); Vice
                                                        President, Institute of International
                                                        Education (since 1998); Senior Fellow,
                                                        Cornell Institute of Public Affairs, Cornell
                                                        University (until 1997); President Emerita of
                                                        Wells College and St. Lawrence University;
                                                        Director, Niagara Mohawk Power Corporation
                                                        (electric utility).

---------------------------------------------------------------------------------------------------------------------
John W. Pratt               Trustee        1996         Professor of Business Administration            31
Born:  1931                                             Emeritus,  Harvard University Graduate School
                                                        of Business Administration (as of 1998).
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                           Position(s)   Trustee/                                                      Funds
Name, Address (1)          Held with     Officer      Principal Occupation(s) and other                Overseen by
And Age                    Fund          since(2)     Directorships During Past 5 Years                Trustee
---------------------------------------------------------------------------------------------------------------------
Interested Trustees
---------------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)       Trustee       2001         Executive Vice President and Chief Investment    61
Born:  1948                                           Officer, John Hancock Financial Services,
                                                      Inc.; Director, Executive Vice President and
                                                      Chief Investment Officer, John Hancock Life
                                                      Insurance Company; Chairman of the Committee
                                                      of Finance of John Hancock Life Insurance
                                                      Company; Director, John Hancock Subsidiaries,
                                                      LLC, Hancock Natural Resource Group,
                                                      Independence Investment LLC, Independence
                                                      Fixed Income LLC, John Hancock Advisers, LLC
                                                      (the "Adviser") and The Berkeley Financial
                                                      Group, LLC ("The Berkeley Group"), John
                                                      Hancock Funds, LLC ("John Hancock Funds"),
                                                      Massachusetts Business Development
                                                      Corporation; Director, John Hancock Insurance
                                                      Agency, Inc. ("Insurance Agency, Inc.") (until
                                                      1999) and John Hancock Signature Services,
                                                      Inc. ("Signature Services") (until 1997).

---------------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)        Trustee,      2000         Executive Vice President, John Hancock           61
Born:  1955                Chairman,                  Financial Services, Inc., John Hancock Life
                           President                  Insurance Company; Chairman, Director,
                           and Chief                  President and Chief Executive Officer, the
                           Executive                  Advisers and The Berkeley Group; Chairman,
                           Officer                    Director, President and Chief Executive
                                                      Officer, John Hancock Funds; Chairman,
                                                      Director and Chief Executive Officer,
                                                      Sovereign Asset Management Corporation
                                                      ("SAMCorp."); Director, John Hancock
                                                      Subsidiaries, LLC; Independence Investment
                                                      LLC, Independence Fixed Income LLC and
                                                      Signature Services; Senior Vice President,
                                                      MassMutual Insurance Co. (until 1999).

---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)    Trustee/                                                   Funds
Name, Address (1)            Held with      Officer       Principal Occupation(s) and other            Overseen by
And Age                      Fund           since(2)      Directorships During Past 5 Years            Trustee
---------------------------------------------------------------------------------------------------------------------
Principal Officers who are
not Trustees
---------------------------------------------------------------------------------------------------------------------
William L. Braman            Executive      2000          Executive Vice President and Chief           N/A
Born:  1953                  Vice                         Investment Officer, the Adviser and each
                             President                    of the John Hancock funds; Director,
                             and Chief                    SAMCorp., Executive Vice President and
                             Investment                   Chief Investment Officer, Baring Asset
                             Officer                      Management, London U.K. (until 2000).

---------------------------------------------------------------------------------------------------------------------
Richard A. Brown             Senior Vice    2000          Senior Vice President, Chief Financial       N/A
Born:  1949                  President                    Officer and Treasurer, the Adviser, John
                             and Chief                    Hancock Funds, and The Berkeley Group;
                             Financial                    Second Vice President and Senior Associate
                             Officer                      Controller, Corporate Tax Department, John
                                                          Hancock Financial Services, Inc. (until
                                                          2001).

---------------------------------------------------------------------------------------------------------------------
Thomas H. Connors            Vice           1992          Vice President and Compliance Officer, the   N/A
Born:  1959                  President                    Adviser and each of the John Hancock
                             and                          funds; Vice President, John Hancock Funds.
                             Compliance
                             Officer

---------------------------------------------------------------------------------------------------------------------
William H. King              Vice           1988          Vice President and Assistant Treasurer, the  N/A
Born:  1952                  President                    Adviser; Vice President and Treasurer of
                             and                          each of the John Hancock funds; Assistant
                             Treasurer                    Treasurer of each of the John Hancock funds
                                                          (until 2001).

---------------------------------------------------------------------------------------------------------------------
Susan S. Newton              Senior Vice    1987          Senior Vice President, Secretary and Chief   N/A
Born:  1950                  President,                   Legal Officer, SAMCorp., the Adviser and
                             Secretary                    each of the John Hancock funds, John
                             and Chief                    Hancock Funds and The Berkeley Group; Vice
                             Legal Officer                President, Signature Services (until
                                                          2000), Director, Senior Vice President and
                                                          Secretary, NM Capital.
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees. The Audit Committee members are Messrs. Farrell, Glavin and Moore. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2002.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund. The Administration Committee held four meetings during the fiscal year ended October 31, 2002.

The Contracts/Operations Committee members are Messrs. Chapman, Cosgrove and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2002.

The Investment Performance Committee consists of Mr. Aronowitz, and Ms. McGill Peterson. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2002.

The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2002.

-------------------------------------------------------------------------------------------------------------
                                                                        Aggregate Dollar Range of holdings
                                      Dollar Range of Fund Shares       in John Hancock funds overseen by
Name of Trustee                       Owned by Trustee(1)               Trustee(1)
-------------------------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz                   $1-$10,000                        $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.               $1-$10,000                        Over $100,000
-------------------------------------------------------------------------------------------------------------
William J. Cosgrove                   $1-$10,000                        Over $100,000
-------------------------------------------------------------------------------------------------------------
Richard A. Farrell                    $10,001-$50,000                   Over $100,000
-------------------------------------------------------------------------------------------------------------
William F. Glavin                     None                              $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
Dr. John A. Moore                     $1-$10,000                        Over $100,000
-------------------------------------------------------------------------------------------------------------
Patti McGill Peterson                 $1-$10,000                        Over $100,000
-------------------------------------------------------------------------------------------------------------
John W. Pratt                         $1-$10,000                        Over $100,000

-------------------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------------------
John M.DeCiccio                       None                              Over $100,000
-------------------------------------------------------------------------------------------------------------
Maureen R. Ford                       $1-$10,000                        Over $100,000
-------------------------------------------------------------------------------------------------------------

(1) Under the John Hancock Deferred Compensation Plan for Independent Trustees, an Independent Trustee may elect to earn a return on his deferred fees equal to the amount that he would have earned if the deferred fees amount were invested in one or more funds in the John Hancock fund complex. Under these circumstances, a trustee is not the legal owner of the underlying shares, but participates in any positive or negative return on those shares to the same extent as other shareholders. If the Trustees were deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2002, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be none and over $100,000 for Mr. Chapman, none and over $100,000 for Mr. Cosgrove, none and over $100,000 for Mr. Glavin, none and over $100,000 for Dr. Moore.


The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.


                                         Aggregate              Total Compensation From the Fund and
                                         Compensation           John Hancock Fund Complex to
Independent Trustees                     From the Fund(1)       Trustees(2)
--------------------                     ----------------       -----------
Dennis S. Aronowitz                          $  169                          $ 72,000
Richard P. Chapman, Jr.*                        183                            78,100
William J. Cosgrove*                            174                            75,100
Richard A. Farrell                              173                            75,000
Gail D. Fosler+                                 169                            72,000
William F. Glavin*                              173                            75,000
Dr. John A. Moore*                              169                            72,000
Patti McGill Peterson                           167                            72,000
John W. Pratt                                   168                            72,100
                                             ------                          --------
Total                                        $1,545                          $663,300

(1) Compensation is for the fiscal year ended October 31, 2002.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2002. As of this date, there were sixty-one funds in the John Hancock Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-nine funds and each other Independent Trustees serving on thirty-one funds.

*As of December 31, 2002, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $46,844, Mr. Cosgrove was $166,358, Mr. Glavin was $219,230 and for Dr. Moore was $203,650 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+As of December 31, 2002, Ms. Fosler resigned as Trustee of the Complex.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of January 14, 2003, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the Fund's outstanding shares. As of that date, the following shareholders beneficially owned 5% or more of outstanding shares of the Fund:

                                                                         Percentage of Outstanding
Name and Address of Shareholder                  Class of Shares          Shares of Class of Fund
-------------------------------                  ---------------          -----------------------
MLPF&S For The Sole Benefit Of Its Customers            B                          17.29%
Attn: Fund Administration 97DR7
4800 Deer Lake Drive East
Jacksonville FL 32246-6484

Donaldson Lufkin Jenrette Securities Corp.              C                          19.63%
PO Box 2052
Jersey City, NJ 07303-2052

MLPF&S For The Sole Benefit Of Its Customers            C                          6.48%
Attn: Fund Administration 974E6
4800 Deer Lake Drive East
Jacksonville FL 32246-6484

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and as of December 31, 2002 had approximately $26 billion in assets under management in its capacity as investment adviser to the Fund and the other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.


As of December 14, 2000, the Adviser has entered into a sub-investment management contract (the "sub-advisory agreement") with Nicholas-Applegate under which, subject to the review of the Trustees and the overall supervision of the Adviser, Nicholas-Applegate is responsible for providing the Fund with investment advice. Nicholas-Applegate will also provide the Fund on a continuous basis with economic, financial and political information, research and assistance concerning international markets. Nicholas-Applegate is a limited liability company organized under the laws of the State of Delaware, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101. Nicholas-Applegate was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. Nicholas-Applegate is a wholly owned subsidiary of Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a German Aktiengesellschaft, a German publicly traded company, which, together with its subsidiaries, comprises the world's largest insurance group (the "Allianz Group"). Allianz Group currently has assets under management of approximately $690 billion. Allianz AG's address is: Koeniginstrasse 28, D-80802, Munich, Germany.

Until May 11, 2001, the Adviser paid Nicholas-Applegate quarterly a fee at the annual rate equal to (a) .30% of the first $100 million of the Fund's average daily net assets managed by Nicholas-Applegate plus (b) the following additional amount, based on a percentage of the gross management fee received by the Adviser pursuant to the Advisory Agreement with respect to the Fund's average daily net assets in excess of $100 million which are managed by Nicholas-Applegate:

Net Assets                                                   Percentage of Gross
Managed by Nicholas-Applegate                                Management Fee
-----------------------------                                --------------

More than $100 million up to $250 million                            40%
More than $250 million                                               50%

Effective May 11, 2001, the Adviser pays quarterly a sub-advisory fee to Nicholas-Applegate equal on an annual basis to (i) 0.60% of the first $100,000,000 of the average daily net asset value of the Fund; and (ii) 0.50% of the average daily net asset value of the Fund in excess of $100,000,000.

Until December 14, 2000, the Subadviser of the Fund was Indocam Asia Advisers Ltd. ("IAAL"). IAAL is a Hong-Kong based investment adviser and a subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French bank group with presence in financial centers around the world. IAAL is located at One Exchange Square, Suite 2606-2608, Hong Kong. Indocam is an asset management firm maintaining established relationships with institutional, corporate and individual investors. Credit Agricole is one of the largest bank groups in the world. Until March 1, 2000, the Fund had another Subadviser, John Hancock Advisers International Limited ("JHAI"), located at 6th Floor, Duke's Court, 32-36 Duke Street St. James's, London, England SWIY6DF. JHAI was a wholly-owned subsidiary of the Adviser formed in 1987 to provide international investment research and advisory services to U.S. institutional clients. As compensation for its services under the Sub-Advisory Agreement, JHAI received from the Adviser a portion of its monthly fee equal to 0.50% on an annual basis of the average daily net asset value of the Fund for each calendar month up to $200 million of average daily net assets; and 0.4375% on an annual basis of the average daily net asset value over $200 million. JHAI agreed to waive all but 0.05% of its fee as of September 1, 1994 and its sub-advisory contract was terminated effective March 1, 2000. The Fund is not responsible for paying any Subadviser's fee.

The Adviser paid IAAL quarterly a fee at the annual rate equal to (a) .30% of the first $100 million of the Fund's average daily net assets managed by IAAL plus (b) the following additional amount, based on a percentage of the gross management fee received by the Adviser pursuant to the Advisory Agreement with respect to the Fund's average daily net assets in excess of $100 million which are managed by IAAL:

Net Assets                                                   Percentage of Gross
Managed by IAAL                                              Management Fee
---------------                                              --------------

More than $100 million up to $250 million                            40%
More than $250 million                                               50%

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser quarterly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

Average Daily Net Assets                                     Annual Rate
------------------------                                     -----------
First $200,000,000                                               0.80%
Amount over $200,000,000                                         0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

The Advisory Agreement fee paid by the Fund is higher than the fee paid by most mutual funds but is comparable to the fee paid by similar funds which invest primarily in international securities. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid the Adviser fees in the amount of $649,348, $298,644 and $216,195, respectively.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, a Subadviser or any of their respective affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or the Subadviser for the Fund or for other funds or clients for which the Adviser or a Subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, a Sub-adviser or its affiliate may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to their respective Advisory Agreements, the Adviser and Subadviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of their duties or from reckless disregard by them of their obligations and duties under the applicable Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment Adviser and Subadviser and determining whether to approve and renew the Fund's Advisory Agreement and Sub-Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser and Subadviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser and Subadviser; (2) the investment performance of the Fund; (3) the fair market value of the services provided by the Adviser and Subadviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the Adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

The primary factors underlying the Board's decision to renew the Fund's Advisory Agreement and Sub-Advisory Agreement were as follows:

o The Board determined that the performance results of the Fund and the Adviser and Sub-adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable Pacific region funds (equity income, income, etc.) derived from data provided by Lipper Inc. and appropriate market indexes.

o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

o The Board evaluated the Adviser and Subadviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreements with the Adviser and Subadviser.

The continuation of the Advisory Agreement, the Sub-Advisory Agreement and the Distribution Agreement was approved by all of the Trustees in June of 1999. On December 12, 2000, the Trustees approved the termination of IAAL as Subadviser and appointed Nicholas-Applegate as Subadviser effective December 14, 2000. On April 25, 2001, the shareholders of the Fund approved the appointment of Nichols-Applegate as Subadviser. The Advisory Agreement, the Nicholas-Applegate Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each of these Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid the Adviser $15,323, $7,462 and $5,706, respectively, for services under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended October 31, 2000, 2001 and 2002 were $49,891, $15,745 and $17,984, respectively. Of such amounts $7,770, $2,041 and $2,504, were retained by John Hancock Funds for the fiscal years 2000, 2001 and 2002, respectively. Total underwriting commissions for sales of the Fund's Class C shares for the period from May 1, 2000 to October 31, 2000 was $9,906 and for the fiscal years ended October 31, 2001 and 2002 were $1,068 and $11,955, respectively. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate Class B and/or Class C Plans at any time. For the fiscal year ended October 31, 2002, an aggregate of $2,381,923 of distribution expenses or 17.45% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended October 31, 2002, an aggregate of $12,581 of distribution expenses or 1.87% of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each Plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.


For the fiscal year ended October 31, 2002, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.

                                               Expense Items
                                               -------------

                                   Printing and
                                   Mailing of                                                  Interest,
                                   Prospectuses       Expenses of          Compensation        Carrying or
                                   to New             John Hancock         to Selling          Other Finance
Shares           Advertising       Shareholders       Funds                Brokers             Charges
------           -----------       ------------       -----                -------             -------
Class A          $ 4,490           $173               $20,178              $13,279             $  0
Class B          $18,760           $500               $72,961              $43,861             $384
Class C          $ 1,543           $ 22               $ 1,411              $ 3,737             $  0


SALES COMPENSATION

As part of their business strategies, the fund, along with John Hancock Funds, pay compensation to financial services firms that sell the fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments are (1) the 12b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.


In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                                                            Broker
                                                    Broker receives         receives 12b-1
                              Sales charge paid     maximum                 service fee        Total broker
                              by investors (%       reallowance             (% of net          compensation (1)
Class A investments           of offering price)    (% of offering price)   investment) (3)    (% of offering price)
-------------------           ------------------    ---------------------   ---------------    ---------------------
Up to $49,999                 5.00%                 4.01%                   0.25%              4.25%
$50,000 - $99,999             4.50%                 3.51%                   0.25%              3.75%
$100,000 - $249,999           3.50%                 2.61%                   0.25%              2.85%
$250,000 - $499,999           2.50%                 1.86%                   0.25%              2.10%
$500,000 - $999,999           2.00%                 1.36%                   0.25%              1.60%

Investments of Class A
shares of
$1 million or more (4)
----------------------

First $1M - $4,999,999        --                    0.75%                   0.25%              1.00%
Next $1 - $5M above that      --                    0.25%                   0.25%              0.50% (2)
Next $1 or more above that    --                    0.00%                   0.25%              0.25% (2)

                                                                            Broker receives
                                                    Broker receives         12b-1
                                                    maximum                 service fee        Total broker
                                                    reallowance             (% of net          compensation (1)
Class B investments                                 (% of offering price)   investment) (3)    (% of offering price)
-------------------                                 ---------------------   ---------------    ---------------------

All amounts                   --                    3.75%                   0.25%              4.00%

                                                                            Broker receives
                                                    Broker receives         12-1
                                                    maximum                 service fee        Total broker
                                                    reallowance             (% of net          compensation (1)
Class C investments                                 (% of offering price)   investment) (3)    (% of offering price)
-------------------                                 ---------------------   ---------------    ---------------------

Over $1,000,00 or amounts
purchased at NAV              --                    0.75%                   0.25%              1.00%
All other amounts             1.00%                 1.75%                   0.25%              2.00%

(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total broker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3)   After first year broker receives 12b-1 service fees quarterly in arrears.

(4) John Hancock Funds reduce aggregate investments by the amount of recent redemptions.

CDSC revenues collected by John Hancock Funds may be used to pay broker commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The Fund no longer issues share certificates, all shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining a reduced sales charge referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or, if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, subadviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents, and same sex domestic partner) of any of the foregoing, or any fund, pension, profit sharing or other benefit plan of the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

      Amount Invested                                              CDSC Rate
      ---------------                                              ---------

      $1 to $4,999,999                                               1.00%
      Next $5 million to $9,999,999                                  0.50%
      Amounts of $10 million and over                                0.25%

Class C shares may be offered without a front-end sales charge to:

o     Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.)

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified retirement and non-qualified plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy an LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $100,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made with the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay the sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase or by the Fund to sell any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)                        $600.00
      o *Minus Appreciation ($12 - $10) x 100 shares                                      (200.00)
      o  Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)          (120.00)
                                                                                          -------
      o Amount subject to CDSC                                                            $280.00

      *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" in the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

---------------------------------------------------------------------------------------------------------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
---------------------------------------------------------------------------------------------------------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
---------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually
                                                                             in periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and Class C    annuity           annuity           annuity          annuity           value annually
only)                   payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
---------------------------------------------------------------------------------------------------------------
Loans                   Waived            Waived            N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships               Waived            Waived            Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
---------------------------------------------------------------------------------------------------------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90- day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of the CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and six other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"), and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its investments in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the current investment strategy of the Adviser and Subadviser and whether the Adviser and the Subadviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long- term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the

Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $8,741,298 of capital loss carryforwards available to the extent provided by regulations to offset net capital gains. The Fund's carryforwards expire as follows: $821,474 on October 31, 2006, $1,234,369 on October 31, 2007, $3,678,367 on October 31, 2008 and $3,007,088 on October 31,
2010.


For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), paid by the Fund, subject to certain holding period requirements and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable income, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund cannot or does not make this election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Certain options, futures and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distribution from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

Hong Kong Taxes

Taxation of the Fund. The Fund will be subject to Hong Kong profits tax at the current rate of 16.5% if (i) it carries on business in Hong Kong and (ii) its profits are derived from a Hong Kong source. Dividends and capital gains are exempt from profits tax in any event, as are profits from trading in securities listed on exchanges outside Hong Kong. Profits from trading in securities listed on a Hong Kong exchange may in certain cases be subject to profits tax.

Taxation of Shareholders. There is no tax in Hong Kong on capital gains arising from the sale by an investor of shares of the Fund. However, in the case of certain investors (principally share traders, financial institutions and certain companies carrying on business in Hong Kong), such gains may be considered to be part of the investor's normal business profits and in such circumstances will be subject to Hong Kong profits tax at the current rate of 16.5% for corporations and 15% for individuals. Dividends which the Fund pays to its shareholders are not taxable in Hong Kong (whether through withholding or otherwise) under current legislation and practice. No Hong Kong stamp duty will be payable in respect of transactions in the Fund's shares provided that the register of shareholders is maintained outside of Hong Kong.

CALCULATION OF PERFORMANCE


As of October 31, 2002, the average annual total returns before taxes for the Fund's Class A shares of the Fund for the 1 year, 5 year and 10 year periods were -8.88%, -5.01% and 0.35%, respectively.

As of October 31 2002, the average annual total returns before taxes for the Fund's Class B shares of the Fund for the 1 year and 5 year periods and since the commencement of operations on March 7, 1994 were -9.46%, -5.07% and -5.43%, respectively.

As of October 31, 2002, the average annual total return before taxes for the Fund's Class C shares of the Fund for the l year period and since the commencement of operations on March 1, 1999 was -6.57% and -0.84%.


      n
P(1+T)  = ERV

Where:
        P=        a hypothetical initial payment of $1,000.
        T=        average annual total return
        n=        number of years
      ERV=        ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).


The Fund discloses average annual total returns after taxes for Class B shares for the one, five and 10 year periods ended December 31, 2002 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             D

Where:
         P=       a hypothetical initial payment of $1,000.
         T=       average annual total return (after taxes on distributions)
         n=       number of years
      ATV =       ending value of a hypothetical $1,000 payment made at the
         D        beginning of the 1-year, 5-year, or 10-year periods (or
                  fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since inception, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             DR

Where:
         P=       a hypothetical initial payment of $1,000.
         T=       average annual total return (after taxes on distributions and redemption)
         n=       number of years
     ATV  =       ending value of a hypothetical $1,000 payment made at the
        DR        beginning of the 1-year, 5-year or 10-year periods (or
                  fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets and total return on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S, BARRON'S, etc. may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION


Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's or Subadviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed monthly by the Adviser's Senior Investment Policy Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers and directors of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser and Subadviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser and Subadviser of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended October 31, 2002, the Fund paid $5,647as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities.

Research services received from broker-dealers supplement the Adviser's or Subadviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's or Subadviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Subadviser since the broker-dealers used by the Adviser or Subadviser tend to follow a broader universe of securities and other matters than the Adviser's or Subadviser's staff can follow. In addition, the research provides the Adviser or Subadviser with a diverse perspective on financial markets. Research services provided to the Adviser or Subadviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates, or by the Subadviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's or Subadviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

The Adviser and Subadviser believe that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's or Subadviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Subadviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Subadviser. However, to the extent that the Adviser or Subadviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser or Subadviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Subadviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Subadviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

While the Adviser and/or the Subadviser will be primarily responsible for its allocation of the Fund's brokerage business, the policies and practices of the Adviser or Subadviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid negotiated commissions of $1,255,584, $697,018 and $285,910, respectively.

The Adviser or Subadviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser or Subadviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser or Subadviser will not use a specific formula in connection with any of these considerations to determine the target levels.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the Subadviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, the Subadviser or the Affiliated Broker. Because the Adviser or Subadviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or an "Affiliated Broker"). For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund did not execute portfolio transactions with Signator.

Allianz AG, the parent of Nicholas Applegate Capital Management ("NACM"), has several affiliates engaged in the brokerage business: Bayerische Hypo-und Vereinsbank AG, HPV, HVB Capital Markets; Credit Lyonnais SA; Dresdner, Dresdner Kleinwort Benson, Dresdner Kleinwort Wasserstein; IKB Deutsche Industriebank AG; Munchener Ruckversicherungs-Gesellschaft AG, Munich Re; National Discount Brokers Group, Inc., NDB Capital Markets; UniCredito Italiano S.p.A., UniCredit Banco Mobiliare S.p.A.; US Allianz Securities, Inc.; Williams Capital Group; Zagrebacka Banka (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid $0, $25,149 and $4,512, respectively to Affiliated Brokers of NACM. During the fiscal years ended October 31, 2001 and 2002, this amounted to approximately 5.34% and 1.58%, respectively, of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 5.24% and 1.58%, respectively, of the aggregated dollar amount of transactions for which the Fund paid brokerage commissions.

Credit Agricole, parent of Indocam International Investment Services ("IIIS"), the Fund's subadviser until December 14, 2001, has several affiliates engaged in the brokerage business in Europe and Asia: Credit Agricole Indosuez Cheuvreux; CPR Action (ex-Schelcher Prince Cheuvreux de Virieu International Ltd, London; Cheuvreux de Virieu, Nordic AB, Stockholm, Cheuvreux de Virieu, Espana, Madrid, Credit Agricole Indosuez Cheuvreux Deutschland GMBH, Frankfourt/ Main; Caboto Sim in Italy; Carr Securities; Carr Futures SNC. (Paris) and Carr Futures PTE, Singapore (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal year ended October 31, 2000, 2001 and 2002, the Fund paid no commissions to Affiliated Brokers of IIIS.

Other investment advisory clients advised by the Adviser or Subadviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Subadviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Subadviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Subadviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account. The Fund also pays Signature Services monthly a fee whcih is based on an annual rate of 0.05% of average daily net assets attributable to Class A, Class B and Class C shares. For Class A, B, and C shares, the Fund also pays certain out-of pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative net asset values.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX A- Description of Investment Risk

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g., short sales, currency contracts, financial futures and options; securities and index options).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., repurchase agreements, securities lending, foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial futures and options; securities and index options, structured securities).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses. (e.g., currency trading, foreign debt securities, currency contracts, financial futures and options; securities and index options).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g., mortgage-backed securities, structured securities).

Information risk The risk that key information about a security or market is inaccurate or unavailable.(e.g., non-investment-grade debt securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.(e.g., foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial future and options; securities and index options, structured securities).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., short sales, non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interests, currency contracts, financial futures and options; securities and index options, structured securities).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, foreign debt securities, non-investment-grade debt securities, restricted and illiquid securities, financial futures and options; securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage-backed securities, structured securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, restricted and illiquid securities, participation interests, structured securities)

APPENDIX-B

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterized bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated 'BB,' 'B,' 'CCC,' or 'CC' is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. 'BB' indicates the lowest degree of speculation and 'CC' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well- established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C Debt rated 'BB', 'B', 'CCC', 'CC" and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Standard & Poor's describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2002 Annual Report to Shareholders for the year ended October 31, 2002; (filed electronically on December 27, 2002, accession number 0000928816-02-000992) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Pacific Basin Equities Fund (file nos. 811-4932 and 33-10722).

John Hancock World Fund
  John Hancock Pacific Basin Equities Fund

Statement of Assets and Liabilities as of October 31, 2002
    Statement of Operations for year ended October 31, 2002
    Statement of Changes in Net Assets for the two years ended October 31, 2002 Financial Highlights.
    Notes to Financial Statements.
    Schedule of Investments as of October 31, 2002
    Report of Independent Auditors.

John Hancock
Pacific Basin
Equities Fund

ANNUAL
REPORT

10.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

Trustees & officers
page 27

For your information
page 33


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing
primarily in stocks
of companies
located in the
Pacific Basin.

Over the last twelve months

* Global economic growth remained sluggish.

* Concerns over Middle East violence and terrorism dampened investor enthusiasm for stocks.

* Pacific Rim markets rallied early in the period, then sagged as the prospect of a strong economic recovery worldwide dimmed.

[Bar chart with heading "John Hancock Pacific Basin Equities Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 1% with -5% at the bottom and 0% at the top. The first bar represents the -4.05% total return for Class A. The second bar represents the -4.70% total return for Class B. The third bar represents the -4.70% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.6%   Takeda Chemical Industries, Ltd.
 2.5%   Kao Corp.
 2.4%   Hoya Corp.
 2.2%   Lion Corp.
 2.1%   East Japan Railway Co.
 2.1%   Funai Electric Co., Ltd.
 2.1%   SK Telecom Co., Ltd.
 2.1%   SMC Corp.
 1.9%   Shiseido Co., Ltd.
 1.8%   Singapore Press Holdings Ltd.

As a percentage of net assets on October 31, 2002.



BY SHU NUNG LEE, CFA, FOR THE NICHOLAS-APPLEGATE CAPITAL MANAGEMENT PORTFOLIO MANAGEMENT TEAM

John Hancock
Pacific Basin Equities Fund

MANAGERS'
REPORT

Following two consecutive years of decline in the global stock market, investors could not be faulted for hoping that better days lay ahead. However, these hopes were dashed as equity markets around the world continued to retreat during the 12-month period ended October 31, 2002.

The reporting period began with a powerful rally as investors rebuilt their shattered confidence and sentiment improved following the September 11, 2001 terrorist attacks on U.S. soil. In the wake of the attacks, coordinated action by the world's central bankers led to unprecedented stimulus in the form of interest-rate reductions and injections of liquidity into the markets. The stimulus began to have its desired effect late in 2001, as encouraging economic reports indicated that a recovery was indeed underway. Emerging markets, which tend to benefit in such an environment, rallied as 2002 opened.

"...equity markets around
 the world continued
 to retreat..."

In Japan, which dominates the Pacific Rim region, equities fell early in the period, due to weak economic fundamentals, including persistent deflation, rising unemployment and falling industrial production. Concerns over the pace of government reform added to selling pressure. From February through May, however, Japan's stock market advanced strongly based on technical reasons (limitations placed on short selling, for example), talk of restructuring the country's troubled financial system and reports showing a potential bottom in economic activity.

The rally faded in the summer and early fall as banking problems with bad loans persisted, the economy faltered and reform efforts were watered down. As a result, Japan did not participate in the rebound in stock prices enjoyed by its developed counterparts worldwide.

The Pacific Rim region as a whole came under pressure as a deterioration in the global economy, earnings disappointments and ongoing Middle East violence -- including the threat of U.S. military action against Iraq -- weighed on investor sentiment. After posting four months of consecutive gains from February to March, the MSCI All Country Pacific Free Index gave up ground in the last five months of the reporting period.

FUND PERFORMANCE EXPLAINED

For the 12 months ended October 31, 2002, John Hancock Pacific Basin Equities Fund's Class A, Class B and Class C shares posted total returns of -4.05%, -4.70% and -4.70%, respectively, at net asset value.
During the same period, the average Pacific region fund returned
-6.58%, according to Lipper, Inc.,1 while the benchmark MSCI All
Country Pacific Free Index returned -9.48%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"...outperformance was
 driven largely by favor
 able stock selection in the
 producers/manufacturing
 and consumer non-
 durables sectors."

The portfolio's solid outperformance was driven largely by favorable stock selection in the producers/manufacturing and consumer non-durables sectors. In particular, building materials and apparel holdings registered significant gains during the period. On the downside, financial services and health-care stocks in the portfolio fared poorly, with money-center banks and medical specialty supply companies declining sharply.

By country, stock selection in Japan was positive, and an underweight position also benefited relative performance. Stock selection in South Korea and Indonesia also proved beneficial. Meanwhile, holdings in Australia -- which for most of 2002 had been among the world's strongest economies -- and Singapore helped depress both absolute and relative returns.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Electronics 21%, the second is Cosmetics & personal care 10%, the third Telecommunications 8%, the fourth
Banks--foreign 5%, and the fifth Retail 5%.]

The portfolio's best-performing stocks for the period included Nissan Motor Co. of Japan, and High Fashion International of Hong Kong, both of which we sold, and South Korea's Samsung Electronics. Leading decliners included United Microelectronics Corp. of Taiwan, LG Electronics of South Korea, and Singapore-based Flextronics.

[Bar chart at middle of page with heading "Top five countries As a percentage of net assets on 10-31-02." The chart is divided into five sections: Japan 55%, South Korea 12%, Taiwan 8%, Hong Kong 7% and
Singapore 3%.]

PORTFOLIO SHIFTS

During the period, we trimmed exposure to technology stocks, for which growth prospects are uncertain, and added to holdings in the consumer non-durables sector. By country, we reduced our position in Australia and Hong Kong while increasing exposure to Japanese equities.

In October, we shifted our position in Japan away from cyclical stocks in favor of export-oriented equities, which we believed exhibited greater fundamental strength and more attractive appreciation potential.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Nissan Motor followed by an up arrow with the phrase "New models prove popular." The second listing is United Microelectronics followed by a down arrow with the phrase "Weak corporate IT spending and slowing consumer PC sales cut demand." The third listing is Samsung Electronics followed by an up arrow with the phrase "Strong growth in three business units."]

OUTLOOK

In the near term, we believe weak economic data worldwide and uncertainty over Iraq will continue to put downward pressure on Pacific Rim equities. We are especially cautious on our outlook for Japan, where resistance to reform is preventing the government from making meaningful progress.

"...we remain confident in
 our ability to uncover
 pockets of investment
 opportunity in the
 Pacific Rim..."

For investors to regain confidence and rekindle enthusiasm for equities, a return to profitability and increased visibility regarding corporate earnings in the fourth quarter and into 2003 is paramount. An improvement in the economies of the United States and European countries would help stimulate end-user demand for the products supplied by the export-oriented economies of the Pacific Basin.

Nicholas-Applegate's bottom-up investment process emphasizes rigorous, company-specific research. As a result, we remain confident in our ability to uncover pockets of investment opportunity in the Pacific Rim, despite challenging market conditions. Finally, we thank you for your patience and support during what has been a challenging period for investors.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2002

The index used for
comparison is the
Morgan Stanley
Capital International
(MSCI) All Country
Pacific Free Index, an
unmanaged index
composed of compa-
nies in Australia, Japan
and certain other
Pacific Basin countries.

It is not possible to
invest in an index.
                               Class A      Class B      Class C        Index
Inception date                  9-8-87       3-7-94       3-1-99          --

Average annual returns with maximum sales charge (POP)
One year                        -8.88%       -9.46%       -6.57%       -6.94%
Five years                      -5.01%       -5.07%          --        -5.54%
Ten years                        0.35%          --           --        -1.17%
Since inception                    --        -5.43%       -0.84%          --

Cumulative total returns with maximum sales charge (POP)
One year                        -8.88%       -9.46%       -6.57%       -6.94%
Five years                     -22.67%      -22.90%          --       -24.78%
Ten years                        3.59%          --           --       -11.13%
Since inception                    --       -38.29%       -3.03%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Morgan Stanley Capital International (MSCI) All Country Pacific Free Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Pacific Basin Equities Fund, before sales charge, and is equal to $10,903 as of October 31, 2002. The second line represents the value of the same hypothetical investment made in the John Hancock Pacific Basin Equities Fund, after sales charge, and is equal to $10,359 as of October 31, 2002. The third line represents the Index and is equal to $8,887 as of October 31, 2002.

                                    Class B 1    Class C 1
Period beginning                     3-7-94       3-1-99
Without sales charge                 $6,171       $9,793
With maximum sales charge                --       $9,695
Index                                $5,661       $8,248

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into four main categories: common stocks, preferred stocks, warrants and short-term investments. Common stocks and preferred stocks are further broken down by country. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES      ISSUER                                                                                              VALUE
COMMON STOCKS 91.44%                                                                                      $20,278,902
(Cost $21,610,154)

Australia 2.53%                                                                                              $561,138
   22,600   Australia & New Zealand Banking Group Ltd.
            (Banks -- Foreign)                                                                                236,185
   47,563   Woolworths Ltd. (Retail)                                                                          324,953

Hong Kong 7.31%                                                                                             1,621,076
  118,000   ASM Pacific Technology Ltd. (Electronics)                                                         229,210
   92,000   China Mobile Ltd.* (Telecommunications)                                                           225,889
   92,500   CLP Holdings Ltd. (Utilities)                                                                     374,772
  685,500   Dickson Concepts International Ltd. (Retail)                                                      151,173
   78,000   Henderson Land Development Co., Ltd. (Real Estate Operations)                                     237,018
  435,500   Hongkong & Shanghai Hotels Ltd. (Leisure)                                                         175,889
  968,000   Tungtex Holdings Co., Ltd. (Textile)                                                              227,125

Indonesia 2.79%                                                                                               618,164
5,825,000   PT Bank Pan Indonesia Tbk (Banks -- Foreign)                                                      107,286
5,255,500   Pt Bentoel Internasional Investama Tbk* (Tobacco)                                                  71,174
3,690,500   PT Perusahaan Perkebunan London Sumatra Indonesia Tbk*
            (Agricultural Operations)                                                                         113,954
  124,500   PT Sepatu Bata Tbk (Retail)                                                                       242,795
  249,000   PT Telekomunikasi Indonesia (Telecommunications)                                                   82,955

Japan 54.56%                                                                                               12,100,052
   14,700   ABC-Mart, Inc. (Retail)                                                                           161,987
    9,400   Aderans Co., Ltd. (Cosmetics & Personal Care)                                                     204,481
    6,600   Advantest Corp. (Electronics)                                                                     217,865
   46,000   Alca Kogyo Co., Ltd. (Chemicals)                                                                  279,732
   51,000   Asahi Glass Co., Ltd. (Building)                                                                  305,142
    9,000   CANON, Inc. (Office)                                                                              332,055
    4,200   Citizen Electronic Co., Ltd. (Electronics)                                                        284,548
      103   East Japan Railway Co. (Transport)                                                                469,137
   12,700   Fukuda Denshi Co., Ltd. (Medical)                                                                 234,283
    4,300   Funai Electric Co., Ltd. (Electronics)                                                            464,362
   27,000   Hokkaido Electric Power Co., Inc. (Utilities)                                                     344,911
    7,700   Hoya Corp. (Electronics)                                                                          528,585
   58,000   Jeol Ltd. (Instruments -- Scientific)                                                             263,701
   24,000   Kao Corp. (Cosmetics & Personal Care)                                                             548,527
    9,000   Konami Corp. (Computers)                                                                          214,513
    9,120   Kose Corp. (Cosmetics & Personal Care)                                                            282,139
       52   Kubotek Corp. (Electronics)                                                                        42,446
  118,000   Lion Corp. (Cosmetics & Personal Care)                                                            492,188
       47   Millea Holdings, Inc.* (Insurance)                                                                351,033
    8,300   Murata Manufacturing Co., Ltd. (Electronics)                                                      392,270
    2,200   Nintendo Co., Ltd. (Leisure)                                                                      211,901
       70   Office Building Fund of Japan, Inc. (Real Estate Investment Trust)                                338,830
   89,000   Okamura Corp. (Office)                                                                            389,389
    3,200   Otsuka Kagu Ltd. (Retail)                                                                          51,457
    6,100   Plenus Co., Ltd. (Retail)                                                                         204,147
   51,000   Sekisui Chemical Co., Ltd. (Building)                                                             134,462
    4,300   Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                          132,675
   37,000   Shiseido Co., Ltd. (Cosmetics & Personal Care)                                                    411,346
    5,800   SMC Corp. (Machinery)                                                                             459,228
    7,000   Sony Corp. (Electronics)                                                                          301,118
       17   Sparx Asset Management Co., Ltd. (Finance)                                                        277,528
   70,000   Sumitomo Mitsu Banking Corp. (Banks -- Foreign)                                                   289,691
    6,800   Suruga Co., Ltd. (Manufacturing)                                                                  129,328
    5,100   Taiyo Ink Manufacturing Co., Ltd. (Chemicals)                                                     154,028
   14,000   Takeda Chemical Industries, Ltd. (Medical)                                                        581,667
   15,900   THK Co., Ltd. (Machinery)                                                                         161,972
   16,300   Towa Corp. (Manufacturing)                                                                        106,839
   13,500   Toyota Motor Corp. (Automobile / Trucks)                                                          328,381
    7,900   Uni-Charm Corp. (Cosmetics & Personal Care)                                                       292,115
   19,800   Urban Corp. (Real Estate Operations)                                                              141,579
   27,500   Yamaichi Electronics Co., Ltd. (Electronics)                                                      250,061
   14,000   Yamato Transport Co., Ltd. (Transport)                                                            199,412
    9,900   Yushin Precision Equipment Co., Ltd. (Machinery)                                                  138,993

Malaysia 2.19%                                                                                                485,448
  103,200   Malayan Banking Berhad (Banks -- Foreign)                                                         224,053
   59,000   Telekom Malaysia Berhad (Telecommunications)                                                      119,553
   77,000   Unisem (M) Berhad (Electronics)                                                                   141,842

Singapore 3.34%                                                                                               741,576
   35,000   Singapore Press Holdings Ltd. (Media)                                                             392,479
   46,000   United Overseas Bank Ltd. (Banks -- Foreign)                                                      349,097

South Korea 10.76%                                                                                          2,386,124
   13,088   INTOPS Co., Ltd.* (Telecommunications)                                                            171,320
   35,310   Jahwa Electronics Co., Ltd. (Electronics)                                                         234,144
    2,450   Kumgang Korea Chemical Co., Ltd. (Building)                                                       241,280
   10,160   LG Electronics Investment Ltd. (Diversified Operations)                                           111,731
    7,060   LG Electronics, Inc.* (Electronics)                                                               214,378
   12,700   LG Household & Health Care Ltd. (Soap & Cleaning Preparations)                                    187,608
   22,340   Pantech Co., Ltd.* (Telecommunications)                                                           237,426
    4,830   Samsung Electro Mechanics Co., Ltd. (Electronics)                                                 183,726
      470   Samsung Electronics Co., Ltd. (Electronics)                                                       133,073
   23,100   SK Telecom Co., Ltd. ADR (Telecommunications)                                                     463,617
   11,010   You Eal Electronics Co., Ltd. (Telecommunications)                                                207,821

Taiwan 7.96%                                                                                                1,765,324
  470,000   AU Optronics Corp.* (Electronics)                                                                 296,159
  187,000   Benq Corp. (Telecommunications)                                                                   267,950
   10,000   Compeq Manufacturing Co., Ltd.* (Electronics)                                                       7,625
  309,000   Evergreen Marine Corp. (Transport)                                                                127,139
      920   Formosa Chemicals & Fibre Corp. (Chemicals)                                                           829
  211,000   Fubon Financial Holding Co., Ltd,* (Diversified Operations)                                       183,953
   14,400   Hon Hai Precision Industry Co., Ltd. (Electronics)                                                 51,998
   24,000   MediaTek, Inc. (Electronics)                                                                      224,428
  213,400   Test-Rite International Co., Ltd. (Diversified Operations)                                        157,187
  338,182   United Microelectronics Corp.* (Electronics)                                                      245,207
  282,000   Wan Hai Lines Ltd. (Transport)                                                                    202,849

PREFERRED STOCKS 1.18%                                                                                       $261,108
(Cost $112,944)

South Korea 1.18%
    1,940   Samsung Electronics Co., Ltd. (Electronics)                                                       261,108

WARRANTS 2.99%                                                                                               $663,667
(Cost $732,150)

India 2.99%                                                                                                   663,667
   98,338   Hindustan Lever Ltd.* (Soap & Cleaning Preparations)                                              326,099
   26,529   ITC Ltd.* (Tobacco)                                                                               337,568

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE  (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 0.51%                                                                                 $113,000
(Cost $113,000)

Joint Repurchase Agreement 0.51%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 10-31-02, due 11-01-02 (Secured by
U.S. Treasury Inflation Indexed Note, 3.00%
due 07-15-12)                                                                   1.90%           $113         113,000

TOTAL INVESTMENTS 96.12%                                                                                  $21,316,677

OTHER ASSETS AND LIABILITIES, NET 3.88%                                                                      $860,245

TOTAL NET ASSETS 100.00%                                                                                  $22,176,922


* Non-income producing security.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

October 31, 2002
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.
                                               VALUE AS A PERCENTAGE
INVESTMENT CATEGORIES                             OF NET ASSETS

Agricultural Operations                               0.51%
Automobile/Trucks                                     1.48
Banks -- Foreign                                      5.44
Building                                              3.07
Chemicals                                             2.56
Computers                                             0.97
Cosmetics & Personal Care                            10.06
Diversified Operations                                2.04
Electronics                                          21.21
Finance                                               1.25
Instruments -- Scientific                             1.19
Insurance                                             1.58
Leisure                                               1.75
Machinery                                             3.43
Manufacturing                                         1.07
Media                                                 1.77
Medical                                               3.68
Office                                                3.25
Real Estate Investment Trust                          1.53
Real Estate Operations                                1.71
Retail                                                5.12
Soap & Cleaning Preparations                          2.32
Telecommunications                                    8.01
Textile                                               1.02
Tobacco                                               1.84
Transport                                             4.50
Utilities                                             3.25
Short-term investments                                0.51

Total investments                                    96.12%

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
and the maximum
offering price per
share.

ASSETS
Investments at value (cost $22,568,248)                           $21,316,677
Cash                                                                      128
Foreign cash at value (cost $1,008,054)                             1,012,267
Receivable for investments sold                                       590,942
Receivable for shares sold                                              9,100
Dividends and interest receivable                                      43,895
Other assets                                                            4,144

Total assets                                                       22,977,153

LIABILITIES
Payable for investments purchased                                     621,438
Payable for shares repurchased                                         13,900
Payable to affiliates                                                  71,616
Other payables and accrued expenses                                    93,277

Total liabilities                                                     800,231

NET ASSETS
Capital paid-in                                                    37,001,815
Accumulated net realized loss on investments
  and foreign currency transactions                               (13,573,676)
Net unrealized depreciation of investments and translation
  of assets and liabilities in foreign currencies                  (1,248,129)
Accumulated net investment loss                                        (3,088)

Net assets                                                        $22,176,922

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($10,764,571 [DIV] 1,165,914 shares)                            $9.23
Class B ($10,455,247 [DIV] 1,198,673 shares)                            $8.72
Class C ($957,104 [DIV] 109,821 shares)                                 $8.72

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($9.23 [DIV] 95%)                                             $9.72
Class C ($8.72 [DIV] 99%)                                               $8.81

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $66,935)              $400,267
Interest (including securities lending income of $2,363)               26,598

Total investment income                                               426,865

EXPENSES
Investment management fee                                             216,195
Class A distribution and service fee                                   38,120
Class B distribution and service fee                                  136,466
Class C distribution and service fee                                    6,713
Transfer agent fee                                                    195,100
Custodian fee                                                         126,457
Auditing fee                                                           31,300
Registration and filing fee                                            31,124
Accounting and legal services fee                                       5,706
Interest expense                                                        4,078
Miscellaneous                                                           2,520
Trustee's fee                                                           1,600

Total expenses                                                        795,379

Net investment loss                                                  (368,514)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                           665,130
Foreign currency transactions                                        (188,772)
Change in unrealized appreciation (depreciation) of
Investments                                                        (1,100,142)
Translation of assets and liabilities in foreign currencies             5,616

Net realized and unrealized loss                                     (618,168)

Decrease in net assets from operations                              ($986,682)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                       10-31-01      10-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                   ($389,339)    ($368,514)
Net realized gain (loss)                            (13,951,304)      476,358
Change in net unrealized appreciation
  (depreciation)                                        588,982    (1,094,526)

Decrease in net assets
  resulting from operations                         (13,751,661)     (986,682)

From Fund share transactions                        (13,643,041)   (2,622,422)

NET ASSETS
Beginning of period                                  53,180,728    25,786,026

End of period 1                                     $25,786,026   $22,176,922

1 Includes accumulated net investment loss of $3,183 and $3,088, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $11.63       $8.76      $14.46      $14.02       $9.62
Net investment income (loss) 1                            0.02       (0.09)      (0.14)      (0.08)      (0.10)
Net realized and unrealized
  gain (loss) on investments                             (2.89)       5.79        0.08       (4.32)      (0.29)
Total from investment
  operations                                             (2.87)       5.70       (0.06)      (4.40)      (0.39)
Less distributions
From net investment income                                  --          --       (0.37)         --          --
In excess of net investment income                          --          --       (0.01)         --          --
                                                            --          --       (0.38)         --          --
Net asset value,
  end of period                                          $8.76      $14.46      $14.02       $9.62       $9.23
Total return 2 (%)                                      (24.68)      65.07       (0.57)     (31.38)      (4.05)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $15         $33         $23         $12         $11
Ratio of expenses to
  average net assets (%)                                  2.46        2.37        2.06        2.67        2.57
Ratio of net investment
  income (loss) to average
  net assets (%)                                          0.22       (0.77)      (0.81)      (0.64)      (0.99)
Portfolio turnover (%)                                     230         174         258         448         293

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $11.32       $8.47      $13.89      $13.43       $9.15
Net investment loss 1                                    (0.04)      (0.17)      (0.25)      (0.15)      (0.17)
Net realized and unrealized
  gain (loss) on investments                             (2.81)       5.59        0.09       (4.13)      (0.26)
Total from investment
  operations                                             (2.85)       5.42       (0.16)      (4.28)      (0.43)
Less distributions
From net investment income                                  --          --       (0.29)         --          --
In excess of net investment income                          --          --       (0.01)         --          --
                                                            --          --       (0.30)         --          --
Net asset value,
  end of period                                          $8.47      $13.89      $13.43       $9.15       $8.72
Total return 2 (%)                                      (25.18)      63.99       (1.30)     (31.87)      (4.70)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $13         $37         $29         $14         $10
Ratio of expenses to
  average net assets (%)                                  3.16        3.07        2.77        3.37        3.27
Ratio of net investment
  loss to average
  net assets (%)                                         (0.48)      (1.47)      (1.51)      (1.36)      (1.69)
Portfolio turnover (%)                                     230         174         258         448         293

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-99 3  10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.09      $13.89      $13.43       $9.15
Net investment loss 1                                    (0.13)      (0.24)      (0.17)      (0.17)
Net realized and unrealized
  gain (loss) on investments                              4.93        0.08       (4.11)      (0.26)
Total from investment
  operations                                              4.80       (0.16)      (4.28)      (0.43)
Less distributions
From net investment income                                  --       (0.29)         --          --
In excess of net investment income                          --       (0.01)         --          --
                                                            --       (0.30)         --          --
Net asset value,
  end of period                                         $13.89      $13.43       $9.15       $8.72
Total return 2 (%)                                       52.81 4     (1.30)     (31.87)      (4.70)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $1          -- 6        $1
Ratio of expenses to
  average net assets (%)                                  3.14 5      2.77        3.37        3.27
Ratio of net investment
  loss to average net assets (%)                         (1.76) 5    (1.48)      (1.48)      (1.69)
Portfolio turnover (%)                                     174         258         448         293

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Class C shares began operations on 3-1-99.

4 Not annualized.

5 Annualized.

6 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Pacific Basin Equities Fund (the "Fund") is a diversified series of John Hancock World Fund, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on October 31, 2002.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The Fund had no open forward foreign currency exchange contracts on October 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $13,280,111 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires October 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, capital gains and repatriation taxes imposed by certain countries in which the Fund invests, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2002, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $200,000,000. The Adviser has a subadvisory agreement Nicholas-Applegate Capital Management LP. The Fund is not responsible for payment of the subadvisory fees.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $17,984 with regard to sales of Class A shares. Of this amount, $2,504 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $9,850 was paid as sales commissions to unrelated broker-dealers and $5,630 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $11,955 with regard to sales of Class C shares. Of this amount, $11,954 was paid as sales commissions to unrelated broker-dealers and $1 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2002, CDSCs received by JH Funds amounted to $34,186 for Class B shares and $1,860 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                             YEAR ENDED 10-31-01        YEAR ENDED 10-31-02
                           SHARES         AMOUNT       SHARES        AMOUNT
CLASS A SHARES
Sold                    1,924,148    $23,188,386    1,121,272   $11,813,825
Repurchased            (2,348,182)   (28,626,186)  (1,180,930)  (12,396,555)
Net decrease             (424,034)   ($5,437,800)     (59,658)    ($582,730)

CLASS B SHARES
Sold                      398,606     $4,406,414      508,893    $5,177,571
Repurchased            (1,080,841)   (12,317,177)    (794,841)   (7,929,140)
Net decrease             (682,235)   ($7,910,763)    (285,948)  ($2,751,569)

CLASS C SHARES
Sold                      103,500     $1,182,673      369,684    $3,661,327
Repurchased              (130,058)    (1,477,151)    (304,259)   (2,949,450)
Net increase (decrease)   (26,558)     ($294,478)      65,425      $711,877

NET DECREASE           (1,132,827)  ($13,643,041)    (280,181)  ($2,622,422)


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2002, aggregated $74,526,474 and $77,942,716, respectively.

The cost of investments owned on October 31, 2002, including short-term investments, for federal income tax purposes was $22,861,813. Gross unrealized appreciation and depreciation of investments aggregated $1,035,352 and $2,580,488, respectively, resulting in net unrealized depreciation of $1,545,136. The difference between book basis and tax basis net unrealized depreciation, of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended October 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $188,830, a decrease in accumulated net investment loss of $368,609 and a decrease in capital paid-in of $557,439. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating loss and foreign currency gains and losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment loss per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Pacific Basin Equities Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Pacific Basin Equities Fund (a series of John Hancock World
Fund) (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2002.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for the calendar year 2002.




TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1987                31
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         1987                31
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Trustee, Northeastern University (education); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000); Chairman and Director, Northeast Retirement Services, Inc. (retirement administration)
(since 1998).

William J. Cosgrove, Born: 1933                                                             1991                31
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            1994                31
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); Trustee, Marblehead Savings Bank (since 1994); prior to
1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler 2, Born: 1947                                                                1994                31
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                               1996                31
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

Patti McGill Peterson, Born: 1943                                                           1996                39
Executive Director, Council for International Exchange of Scholars (since
1998), Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                 1996                39
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

John W. Pratt, Born: 1931                                                                   1996                31
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1988
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1987
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



ELECTRONIC
DELIVERY

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John Hancock Funds

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prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

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* No more waiting for the mail to arrive; you'll receive an
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* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhancock.com/funds/edelivery



OUR WEB SITE

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www.jhfunds.com

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----------------------------------
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----------------------------------
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----------------------------------
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----------------------------------
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FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

Nicholas-Applegate Capital Management LP
600 West Broadway
San Diego, California 92101

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110



HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service representatives  1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Pacific Basin Equities Fund.

5800A 10/02
      12/02

John Hancock International Fund
Pro-forma Statement of Assets and Liabilities
April 30, 2003
(Unaudited)

---------------------------------------------------------------------------------------------------------------------
                                                  INTERNATIONAL      PAC BASIN                            PRO FORMA
                                                      FUND *            FUND         ADJUSTMENTS           COMBINED
                                                 --------------    ------------      -----------        -------------
Assets:
    Investments at value
    (cost - $51,383,833, $17,913,448 and
      $69,297,281, respectively)                 $  54,765,591     $ 16,635,771     $       --          $  71,401,362
    Cash                                                 1,263              670             --                  1,933
    Foreign cash at value
    (cost - $25,359, $527,101 and
      $552,460, respectively)                           25,359          528,259             --                553,618
    Receivable for investments sold                 16,776,819          449,228             --             17,226,047
    Receivable for shares sold                          30,712           95,000             --                125,712
    Dividends and interest receivable                  269,719           78,248             --                347,967
    Receivable for foreign currency
      exchange contracts                                  --                298             --                    298
    Receivable from affiliates                          10,877             --               --                 10,877
    Other assets                                        13,422            4,144             --                 17,566
                                                 -------------     ------------     ------------        -------------
        Total Assets                                71,893,762       17,791,618             --             89,685,380
                                                 -------------     ------------     ------------        -------------
Liabilities:
    Due to custodian                                   697,804             --               --                697,804
    Payable for investments purchased                6,576,147          497,385             --              7,073,532
    Payable for shares repurchased                      22,950            2,130             --                 25,080
    Payable for forward currency
    exchange contracts                                    --               --               --                   --
    Payable to affiliates                              106,030           79,761             --                185,791
    Accounts payable and accrued expenses              142,976           42,683             --                185,659
                                                 -------------     ------------     ------------        -------------
        Total Liabilities                            7,545,907          621,959             --              8,167,866
                                                 -------------     ------------     ------------        -------------
Net Assets:
    Capital paid-in                                140,514,416       34,384,832             --            174,899,248
    Accumulated net realized gain (loss)
      on investments                                      --               --
      and foreign currency transactions            (79,176,745)     (15,848,143)            --            (95,024,888)
    Net unrealized appreciation
      (depreciation) of investments and
      translation of assets and                           --               --
      liabilities in foreign currencies              3,389,714       (1,274,216)            --              2,115,498
    Accumulated net investment loss                   (379,530)         (92,814)            --               (472,344)
                                                 -------------     ------------     ------------        -------------
                                                 $  64,347,855     $ 17,169,659     $       --          $  81,517,514
                                                 =============     ============     ============        =============
Net Assets
International Fund
    Class A                                      $  43,509,530             --       $  9,032,343        $  52,541,873
    Class B                                      $  18,245,987             --       $  7,489,201        $  25,735,188
    Class C                                      $   1,710,934             --       $    648,115        $   2,359,049
    Class I                                      $     881,404             --               --          $     881,404
Pac Basin Fund
    Class A                                               --       $  9,032,343       (9,032,343)                --
    Class B                                               --       $  7,489,201       (7,489,201)                --
    Class C                                               --       $    648,115         (648,115)                --
                                                 =============     ============     ============        =============
Shares outstanding
International Fund
    Class A                                          8,531,280             --       1,771,048 (a)          10,302,328
    Class B                                          3,817,152             --       1,566,778 (a)           5,383,930
    Class C                                            357,936             --         135,588 (a)             493,524
    Class I                                            171,282             --              --                 171,282
Pac Basin Fund
    Class A                                               --          1,110,201       (1,110,201)(a)             --
    Class B                                               --            978,115         (978,115)(a)             --
    Class C                                               --             84,640          (84,640)(a)             --
                                                 =============     ============     ============        =============
Net Asset Value Per Share
    Class A                                      $        5.10     $       8.14             --(a)       $        5.10
    Class B                                      $        4.78     $       7.66             --(a)       $        4.78
    Class C                                      $        4.78     $       7.66             --(a)       $        4.78
    Class I                                      $        5.15             --               --          $        5.15
                                                 =============     ============     ============        =============

* Restated to include John Hancock Global Fund and John Hancock European Equity Fund merged into International Fund on May 9, 2003.

See notes to pro-forma financial statements

John Hancock International Fund
Pro-forma Statement of Operations
For the twelve month period ended April 30, 2003
(Unaudited)

----------------------------------------------------------------------------------------------------------------------------------
                                                          INTERNATIONAL       PAC BASIN                               PRO-FORMA
                                                              FUND *             FUND          ADJUSTMENTS            COMBINED
                                                          -------------      -----------       -----------          ------------
Investment Income:
Dividends (net of foreign withholding
 tax of $114,812, and $78,719 and
  $193,531, respectively)                                 $  1,186,974       $   431,924       $      --            $  1,618,898
Interest                                                        37,622            20,280              --                  57,902
                                                          ------------       -----------       -----------          ------------
                                                             1,224,596           452,204              --               1,676,800
                                                          ------------       -----------       -----------          ------------

Expenses:
    Investment management fee                                  682,329           190,666        23,833 (b)               896,828
    Class A distribution and service fee                       153,488            34,761             --(c)               188,249
    Class B distribution and service fee                       218,535           113,491             --(c)               332,026
    Class C distribution and service fee                        18,435             8,971             --(c)                27,406
    Class A, Class B and Class C
      transfer agent fee                                       738,910           183,578             --(d)               922,488
    Transfer agent fee Class I                                  10,791              --                --                  10,791
    Custodian fee                                               90,651            87,634           (35,053)(e)           143,232
    Registration and filing fee                                 75,133            28,644           (14,322)(e)            89,455
    Auditing fee                                                42,000            32,061           (32,061)(e)            42,000
    Printing                                                    27,096             1,612             - (e)                27,096
    Accounting and legal services fee                           21,536             7,248              --                  28,784
    Miscellaneous                                                6,663             2,558              --                   9,221
    Trustees' fee                                                6,535             1,530              --                   8,065
    Legal fee                                                    2,754             1,235              --                   3,989
    Interest expense                                             5,506             4,078              --                   9,584
                                                          ------------       -----------       -----------          ------------
       Total Expenses                                        2,100,362           698,067           (57,603)            2,740,826
                                                          ------------       -----------       -----------          ------------
       Less Expense Reductions                                (159,210)             --          19,703 (f)              (139,507)
                                                          ------------       -----------       -----------          ------------
       Net Expenses                                          1,941,152           698,067           (37,900)            2,601,319
                                                          ------------       -----------       -----------          ------------
       Net Investment loss                                    (716,556)         (245,863)           37,900              (924,519)
                                                          ------------       -----------       -----------          ------------
REALIZED AND UNREALIZED GAIN (LOSS)
       Net realized gain (loss) on:
          Investments                                      (18,568,113)       (2,719,606)             --             (21,287,719)
          Foreign currency transactions                       (263,877)         (233,708)             --                (497,585)
       Change in net unrealized appreciation
         (depreciation) of:
         Investments                                        (2,153,108)       (4,814,428)             --              (6,967,536)
         Translation of assets and liabilities
         in foreign currencies                                  96,073             4,544              --                 100,617
                                                          ------------       -----------       -----------          ------------
Net realized and unrealized gain (loss)                    (20,889,025)       (7,763,198)             --             (28,652,223)
                                                          ------------       -----------       -----------          ------------
Increase (Decrease) in net assets
  resulting from operations                               $(21,605,581)      $(8,009,061)      $    37,900          $(29,576,742)
                                                          ============       ===========       ===========          ============

*     Restated to include  John Hancock  Global Fund and John  Hancock  European
      Equity Fund merged into International Fund on May 9, 2003.

See notes to pro-forma financial statements

John Hancock International Fund
Schedule of Investments
April 30, 2003 (Unaudited)

                                                                                  -----------------------------------------
                                                                                              International Fund *
---------------------------------------------------------------------------------------------------------------------------
                                                % of Net    Interest   Maturity                 Par Value          Market
Issuer, Description                              Assets      Rate %      Date     Shares     (000's Omitted)        Value
---------------------------------------------------------------------------------------------------------------------------
Australia                                        1.83%
Aristocrat Leisure Ltd. (Leisure)
Australia & New Zealand Banking
 Group Ltd.(Banks - Foreign)                                                        54,100                          631,160
Commonwealth Bank of Australia
 (Banks - Foreign)
Foster's Group Ltd. (Beverages)                                                     20,000                           56,049
News Corp., Ltd. (The) (Media)                                                      15,000                          106,782
Qantas Airways Ltd. (Transport)
Woolworths Ltd. (Retail)                                                            48,133                          389,016
                                                                                                                  ---------
                                                                                                                  1,183,007
                                                                                                                  ---------

Austria                                          0.14%
Gericom AG (Computers)                                                               3,800                           57,208
OMV AG (Oil & Gas)                                                                     500                           60,041
                                                                                                                  ---------
                                                                                                                    117,249
                                                                                                                  ---------

Belgium                                          0.27%
Interbrew SA (Beverages)                                                             8,000                          178,560
Mobistar SA* (Telecommunications)                                                    1,400                           45,622
                                                                                                                  ---------
                                                                                                                    224,182
                                                                                                                  ---------

Bermuda                                          0.04%
Nabors Industries Ltd.* (Oil & Gas)                                                    900                           35,280
                                                                                                                  ---------

Brazil                                           0.34%
Aracruz Celulose SA American Depositary
 Receipts (ADR) (Paper & Paper Products)                                             2,300                           48,300
Companhia de Bebidas das Americas
 (ADR) (Beverages)                                                                   3,900                           77,571
Petroleo Brasileiro SA (ADR) (Oil & Gas)                                             2,600                           44,486
Tele Norte Leste Participacoes SA
 (ADR) (Telecommunications)                                                          6,300                           68,355
Uniao de Bancos Brasileiros SA (ADR)
 (Banks - Foreign)                                                                   2,100                           38,115
                                                                                                                  ---------
                                                                                                                    276,827
                                                                                                                  ---------

Canada                                           2.90%
Biovail Corp.* (Medical)                                                             6,800                          245,820
Canadian National Railway Co.
 (Transport)                                                                         2,100                          102,123
Cott Corp.* (Beverages)                                                             18,200                          333,970
EnCana Corp. (Oil & Gas)                                                             6,300                          207,270
Loblaw Cos., Ltd. (Retail)                                                           1,800                           70,263
Petro-Canada (Oil & Gas)                                                             1,500                           49,425
Placer Dome, Inc. (Metal)                                                            4,300                           42,527
Royal Bank of Canada (Banks - Foreign)                                              11,000                          459,250
Shoppers Drug Mart Corp.* (Retail)                                                   3,000                           49,874
Suncor Energy, Inc. (Oil & Gas)                                                      3,800                           62,486
Talisman Energy, Inc. (Oil & Gas)                                                    1,600                           63,824
Telus Corp. (Telecommunications)                                                    31,500                          458,908
Telus Corp. (Non-Voting Shares)
 (Telecommunications)                                                                3,718                           50,019
WestJet Airlines Ltd.* (Transport)                                                  14,950                          171,947
                                                                                                                  ---------
                                                                                                                  2,367,706
                                                                                                                  ---------

China                                            1.47%
BYD Co., Ltd. (Electronics)
China Telecom Corp., Ltd.
 (Telecommunications)                                                              454,000                           86,736
Jiangsu Expressway Co., Ltd. (Transport)                                           594,000                          199,928
Sinopec Shanghai Petrochemical Co., Ltd. *
 (Chemicals)
                                                                                                                  ---------
                                                                                                                    286,664
                                                                                                                  ---------

Denmark                                          0.24%
Jyske Bank AS* (Banks - Foreign)                                                     2,400                           78,285
TDC AS (Telecommunications)                                                          5,600                          114,436
                                                                                                                  ---------
                                                                                                                    192,721
                                                                                                                  ---------

Finland                                          0.60%
Nokia Oyj (ADR) (Telecommunications)                                                17,600                          292,538
Nokia Oyj (Telecommunications)                                                       7,000                          115,990
Sampo Oyj (A Shares) (Finance)                                                      11,100                           80,519
                                                                                                                  ---------
                                                                                                                    489,047
                                                                                                                  ---------

* Restated to include John Hancock Global and John Hancock European Equity Fund merged into International Fund on May 9, 2003.

See notes to pro forma financial statements

John Hancock International Fund
Schedule of Investments
April 30, 2003 (Unaudited)

                                                                                     --------------------------------------
                                                                                              Pacific Basin Fund
---------------------------------------------------------------------------------------------------------------------------
                                                % of Net     Interest   Maturity                   Par Value        Market
Issuer, Description                              Assets       Rate %      Date      Shares     (000's Omitted)      Value
---------------------------------------------------------------------------------------------------------------------------
Australia                                        1.83%
Aristocrat Leisure Ltd. (Leisure)                                                   38,900                           37,961
Australia & New Zealand Banking Group Ltd.
(Banks - Foreign)                                                                   10,200                          118,999
Commonwealth Bank of Australia
 (Banks - Foreign)                                                                   7,000                          119,193
Foster's Group Ltd. (Beverages)
News Corp., Ltd. (The) (Media)
Qantas Airways Ltd. (Transport)                                                     18,000                           35,807
Woolworths Ltd. (Retail)
                                                                                                                  ---------
                                                                                                                   311,960
                                                                                                                  ---------

Austria                                          0.14%
Gericom AG (Computers)
OMV AG (Oil & Gas)

Belgium                                          0.27%
Interbrew SA (Beverages)
Mobistar SA* (Telecommunications)

Bermuda                                          0.04%
Nabors Industries Ltd.* (Oil & Gas)

Brazil                                           0.34%
Aracruz Celulose SA American Depositary
 Receipts (ADR) (Paper & Paper Products)
Companhia de Bebidas das Americas
 (ADR) (Beverages)
Petroleo Brasileiro SA (ADR) (Oil & Gas)
Tele Norte Leste Participacoes SA
 (ADR) (Telecommunications)
Uniao de Bancos Brasileiros SA (ADR)
 (Banks - Foreign)

Canada                                           2.90%
Biovail Corp.* (Medical)
Canadian National Railway Co.
 (Transport)
Cott Corp.* (Beverages)
EnCana Corp. (Oil & Gas)
Loblaw Cos., Ltd. (Retail)
Petro-Canada (Oil & Gas)
Placer Dome, Inc. (Metal)
Royal Bank of Canada (Banks - Foreign)
Shoppers Drug Mart Corp.* (Retail)
Suncor Energy, Inc. (Oil & Gas)
Talisman Energy, Inc. (Oil & Gas)
Telus Corp. (Telecommunications)
Telus Corp. (Non-Voting Shares)
 (Telecommunications)
WestJet Airlines Ltd.* (Transport)

China                                            1.47%
BYD Co., Ltd. (Electronics)                                                        273,000                          540,816
China Telecom Corp., Ltd.
 (Telecommunications)
Jiangsu Expressway Co., Ltd.
 (Transport)
Sinopec Shanghai Petrochemical Co., Ltd. *
 (Chemicals)                                                                     2,384,000                          369,871
                                                                                                                  ---------
                                                                                                                    910,687
                                                                                                                  ---------

Denmark                                          0.24%
Jyske Bank AS* (Banks - Foreign)
TDC AS (Telecommunications)

Finland                                          0.60%
Nokia Oyj (ADR) (Telecommunications)
Nokia Oyj (Telecommunications)
Sampo Oyj (A Shares) (Finance)

* Restated to include John Hancock Global and John Hancock European Equity Fund merged into International Fund on May 9, 2003.

See notes to pro forma financial statements

John Hancock International Fund
Schedule of Investments
April 30, 2003 (Unaudited)

                                                                                        -----------------------------------
                                                                                              International Pro Forma
---------------------------------------------------------------------------------------------------------------------------
                                               % of Net     Interest   Maturity                  Par Value        Market
Issuer, Description                             Assets       Rate %      Date        Shares   (000's Omitted)      Value
---------------------------------------------------------------------------------------------------------------------------
Australia                                        1.83%
Aristocrat Leisure Ltd. (Leisure)                                                   38,900                          37,961
Australia & New Zealand Banking Group Ltd.
(Banks - Foreign)                                                                   64,300                         750,159
Commonwealth Bank of Australia
(Banks - Foreign)                                                                    7,000                         119,193
Foster's Group Ltd. (Beverages)                                                     20,000                          56,049
News Corp., Ltd. (The) (Media)                                                      15,000                         106,782
Qantas Airways Ltd. (Transport)                                                     18,000                          35,807
Woolworths Ltd. (Retail)                                                            48,133                         389,016
                                                                                                                 ---------
                                                                                                                 1,494,967
                                                                                                                 ---------

Austria                                          0.14%
Gericom AG (Computers)                                                               3,800                          57,208
OMV AG (Oil & Gas)                                                                     500                          60,041
                                                                                                                 ---------
                                                                                                                   117,249
                                                                                                                 ---------

Belgium                                          0.27%
Interbrew SA (Beverages)                                                             8,000                         178,560
Mobistar SA* (Telecommunications)                                                    1,400                          45,622

                                                                                                                   224,182


Bermuda                                          0.04%
Nabors Industries Ltd.* (Oil & Gas)                                                    900                          35,280


Brazil                                           0.34%
Aracruz Celulose SA American Depositary
 Receipts (ADR) (Paper & Paper Products)                                             2,300                          48,300
Companhia de Bebidas das Americas
 (ADR) (Beverages)                                                                   3,900                          77,571
Petroleo Brasileiro SA (ADR) (Oil & Gas)                                             2,600                          44,486
Tele Norte Leste Participacoes SA
 (ADR) (Telecommunications)                                                          6,300                          68,355
Uniao de Bancos Brasileiros SA (ADR)
 (Banks - Foreign)                                                                   2,100                          38,115
                                                                                                                 ---------
                                                                                                                   276,827
                                                                                                                 ---------

Canada                                           2.90%
Biovail Corp.* (Medical)                                                             6,800                         245,820
Canadian National Railway Co. (Transport)                                            2,100                         102,123
Cott Corp.* (Beverages)                                                             18,200                         333,970
EnCana Corp. (Oil & Gas)                                                             6,300                         207,270
Loblaw Cos., Ltd. (Retail)                                                           1,800                          70,263
Petro-Canada (Oil & Gas)                                                             1,500                          49,425
Placer Dome, Inc. (Metal)                                                            4,300                          42,527
Royal Bank of Canada (Banks - Foreign)                                              11,000                         459,250
Shoppers Drug Mart Corp.* (Retail)                                                   3,000                          49,874
Suncor Energy, Inc. (Oil & Gas)                                                      3,800                          62,486
Talisman Energy, Inc. (Oil & Gas)                                                    1,600                          63,824
Telus Corp. (Telecommunications)                                                    31,500                         458,908
Telus Corp. (Non-Voting Shares)
 (Telecommunications)                                                                3,718                          50,019
WestJet Airlines Ltd.* (Transport)                                                  14,950                         171,947
                                                                                                                 ---------
                                                                                                                 2,367,706
                                                                                                                 ---------

China                                            1.47%
BYD Co., Ltd. (Electronics)                                                        273,000                         540,816
China Telecom Corp., Ltd.                                                          454,000                          86,736
 (Telecommunications)                                                              594,000
Jiangsu Expressway Co., Ltd. (Transport)                                                                           199,928
Sinopec Shanghai Petrochemical Co., Ltd. *
 (Chemicals)                                                                     2,384,000                         369,871
                                                                                                                 ---------
                                                                                                                 1,197,351
                                                                                                                 ---------

Denmark                                          0.24%
Jyske Bank AS* (Banks - Foreign)                                                     2,400                          78,285
TDC AS (Telecommunications)                                                          5,600                         114,436
                                                                                                                 ---------
                                                                                                                   192,721
                                                                                                                 ---------

Finland                                          0.60%
Nokia Oyj (ADR) (Telecommunications)                                                17,600                         292,538
Nokia Oyj (Telecommunications)                                                       7,000                         115,990
Sampo Oyj (A Shares) (Finance)                                                      11,100                          80,519
                                                                                                                 ---------
                                                                                                                   489,047
                                                                                                                 ---------

* Restated to include John Hancock Global and John Hancock European Equity Fund merged into International Fund on May 9, 2003.

See notes to pro forma financial statements

John Hancock International Fund
Schedule of Investments
April 30, 2003 (Unaudited)

                                                                                ------------------------------------------
                                                                                            International Fund *
                                                                                ------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                % of Net   Interest    Maturity                   Par Value        Market
Issuer, Description                              Assets     Rate %       Date     Shares       (000's Omitted)      Value
--------------------------------------------------------------------------------------------------------------------------
France                                           3.83%
Alcatel SA (Telecommunications)                                                     53,600                         439,060
Axa SA (Insurance)                                                                  25,000                         379,718
BNP Paribas SA (Banks - Foreign)                                                    15,900                         746,327
France Telecom SA
 (Telecommunications)                                                               16,500                         381,169
JC Decaux SA* (Advertising)                                                         38,900                         375,516
Michelin (CGDE) (B Shares)                                                             700                          25,897
 (Rubber - Tires & Misc)
Pernod-Ricard SA (Beverages)                                                           350                          30,721
Suez SA (Pollution Control)                                                         10,000                         162,824
Unibail SA (Real Estate Operations)                                                    900                          60,214
Vinci SA (Engineering / R&D Services)                                                1,500                          97,678
Vivendi Universal SA (Media)                                                        25,800                         420,373
                                                                                                                 ---------
                                                                                                                 3,119,497
                                                                                                                 ---------

Germany                                          2.23%
BASF AG (Chemicals)                                                                  9,300                         411,519
Continental AG* (Rubber - Tires & Misc)                                              3,100                          55,007
Deutsche Boerse AG (Finance)                                                         2,200                         102,136
Deutsche Telekom AG (Telecommunications)                                            10,000                         133,696
E.ON AG (Utilities)                                                                  4,200                         199,206
Medion AG (Business Services - Misc)                                                 1,900                          70,185
Muenchener Rueckversicherungs-Gesellschaft                                           5,100                         507,689
 AG (Insurance)
Schwarz Pharma AG (Medical)                                                          2,500                         107,136
SGL Carbon AG* (Chemicals)                                                           3,500                          51,364
Siemens AG (Diversified Operations)                                                  3,600                         177,980
                                                                                                                 ---------
                                                                                                                 1,815,918
                                                                                                                 ---------

Hong Kong                                        1.90%
Cheung Kong (Holdings) Ltd.                                                         10,000                          55,442
 (Real Estate Operations)
China Resources Enterprise Ltd.
 (Diversified Operations)
CLP Holdings Ltd. (Utilities)                                                       20,000                          81,805
CNOOC Ltd. (Oil & Gas)                                                             304,000                         399,536
Dickson Concepts International Ltd.
 (Retail)
Henderson Land Development Co., Ltd.
 (Real Estate Operations)
CNOOC Ltd. (Oil & Gas)
TCL International Holdings Cos., Ltd.
 (Electronics)
Tingyi Holding Corp. (Cayman Island)
 (Food)
VTech Holdings Ltd.
 (Telecommunications)
                                                                                                                 ---------
                                                                                                                   536,783
                                                                                                                 ---------

Hungary                                          0.17%
OTP Bank Rt. (Banks - Foreign)                                                      12,800                         137,422
                                                                                                                 ---------

Indonesia                                        0.50%
PT Bank Pan Indonesia Tbk
 (Banks - Foreign)
PT Bentoel Internasional Investama Tbk*
 (Tobacco)
PT Perusahaan Perkebunan London Sumatra
 Indonesia Tbk* (Agricultural Operations)
PT Telekomunikasi Indonesia
 (Telecommunications)

Ireland                                          1.68%
Allied Irish Banks Plc (Banks - Foreign)                                             7,000                         107,415
Bank of Ireland (Banks - Foreign)                                                   60,900                         744,209
Irish Life & Permanent Plc (Finance)                                                 8,000                          92,799
Ryanair Holdings Plc* American Depositary
 Receipts (ADR) (Transport)                                                         10,800                         428,436
                                                                                                                 ---------
                                                                                                                 1,372,859
                                                                                                                 ---------

* Restated to include John Hancock Global and John Hancock European Equity Fund merged into International Fund on May 9, 2003.

See notes to pro forma financial statements

John Hancock International Fund
Schedule of Investments
April 30, 2003 (Unaudited)

                                                                                 ------------------------------------------
                                                                                             Pacific Basin Fund
                                                                                 ------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                              % of Net    Interest   Maturity                     Par Value      Market
Issuer, Description                            Assets      Rate %      Date         Shares     (000's Omitted)    Value
---------------------------------------------------------------------------------------------------------------------------
France                                           3.83%
Alcatel SA (Telecommunications)
Axa SA (Insurance)
BNP Paribas SA (Banks - Foreign)
France Telecom SA (Telecommunications)
JC Decaux SA* (Advertising)
Michelin (CGDE) (B Shares)
 (Rubber - Tires & Misc)
Pernod-Ricard SA (Beverages)
Suez SA (Pollution Control)
Unibail SA (Real Estate Operations)
Vinci SA (Engineering / R&D Services)
Vivendi Universal SA (Media)

Germany                                          2.23%
BASF AG (Chemicals)
Continental AG* (Rubber - Tires & Misc)
Deutsche Boerse AG (Finance)
Deutsche Telekom AG
 (Telecommunications)
E.ON AG (Utilities)
Medion AG (Business Services - Misc)
Muenchener Rueckversicherungs-
 Gesellschaft AG (Insurance)
Schwarz Pharma AG (Medical)
SGL Carbon AG* (Chemicals)
Siemens AG (Diversified Operations)

Hong Kong                                        1.90%
Cheung Kong (Holdings) Ltd.
 (Real Estate Operations)
China Resources Enterprise Ltd.                                                    342,000                          271,879
 (Diversified Operations)
CLP Holdings Ltd. (Utilities)                                                       25,500                          104,301
CNOOC Ltd. (Oil & Gas)
Dickson Concepts International Ltd.
 (Retail)                                                                          661,500                          100,085
Henderson Land Development Co., Ltd.                                                60,000                          148,864
 (Real Estate Operations)
CNOOC Ltd. (Oil & Gas)                                                             794,000                          185,289
TCL International Holdings Cos., Ltd.
 (Electronics)                                                                     177,000                           33,135
Tingyi Holding Corp. (Cayman Island)
 (Food)                                                                             78,000                           14,102
VTech Holdings Ltd.
 (Telecommunications)                                                              271,000                          156,365
                                                                                                                  ---------
                                                                                                                  1,014,020
                                                                                                                  ---------

Hungary                                          0.17%
OTP Bank Rt. (Banks - Foreign)

Indonesia                                        0.50%
PT Bank Pan Indonesia Tbk (Banks - Foreign)                                      5,325,000                          144,276
PT Bentoel Internasional Investama Tbk*
 (Tobacco)                                                                       5,255,500                           69,682
PT Perusahaan Perkebunan London Sumatra                                                                           3,152,924
 Indonesia Tbk* (Agricultural Operations)
PT Telekomunikasi Indonesia
 (Telecommunications)                                                               88,500                           41,834
                                                                                                                  ---------
                                                                                                                    408,716
                                                                                                                  ---------

Ireland                                          1.68%
Allied Irish Banks Plc (Banks - Foreign)
Bank of Ireland (Banks - Foreign)
Irish Life & Permanent Plc (Finance)
Ryanair Holdings Plc* American Depositary
 Receipts (ADR) (Transport)

* Restated to include John Hancock Global and John Hancock European Equity Fund merged into International Fund on May 9, 2003.

See notes to pro forma financial statements

John Hancock International Fund
Schedule of Investments
April 30, 2003 (Unaudited)

                                                                                ------------------------------------------
                                                                                        International Pro Forma
                                                                                ------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                % of Net   Interest    Maturity                   Par Value        Market
Issuer, Description                              Assets     Rate %       Date     Shares       (000's Omitted)      Value
--------------------------------------------------------------------------------------------------------------------------
France                                          3.83%
Alcatel SA (Telecommunications)                                                     53,600                         439,060
Axa SA (Insurance)                                                                  25,000                         379,718
BNP Paribas SA (Banks - Foreign)                                                    15,900                         746,327
France Telecom SA (Telecommunications)                                              16,500                         381,169
JC Decaux SA* (Advertising)                                                         38,900                         375,516
Michelin (CGDE) (B Shares)                                                             700                          25,897
 (Rubber - Tires & Misc)
Pernod-Ricard SA (Beverages)                                                           350                          30,721
Suez SA (Pollution Control)                                                         10,000                         162,824
Unibail SA (Real Estate Operations)                                                    900                          60,214
Vinci SA (Engineering / R&D Services)                                                1,500                          97,678
Vivendi Universal SA (Media)                                                        25,800                         420,373
                                                                                                               -----------
                                                                                                                 3,119,497
                                                                                                               -----------

Germany                                         2.23%
BASF AG (Chemicals)                                                                  9,300                         411,519
Continental AG* (Rubber - Tires & Misc)                                              3,100                          55,007
Deutsche Boerse AG (Finance)                                                         2,200                         102,136
Deutsche Telekom AG
 (Telecommunications)                                                               10,000                         133,696
E.ON AG (Utilities)                                                                  4,200                         199,206
Medion AG (Business Services - Misc)                                                 1,900                          70,185
Muenchener Rueckversicherungs-                                                       5,100                         507,689
 Gesellschaft AG (Insurance)
Schwarz Pharma AG (Medical)                                                          2,500                         107,136
SGL Carbon AG* (Chemicals)                                                           3,500                          51,364
Siemens AG (Diversified Operations)                                                  3,600                         177,980
                                                                                                               -----------
                                                                                                                 1,815,918
                                                                                                               -----------

Hong Kong                                       1.90%
Cheung Kong (Holdings) Ltd.                                                         10,000                          55,442
 (Real Estate Operations)
China Resources Enterprise Ltd.                                                    342,000                         271,879
 (Diversified Operations)
CLP Holdings Ltd. (Utilities)                                                       45,500                         186,106
CNOOC Ltd. (Oil & Gas)                                                             304,000                         399,536
Dickson Concepts International Ltd. (Retail)                                       661,500                         100,085
Henderson Land Development Co., Ltd.                                                60,000                         148,864
 (Real Estate Operations)
CNOOC Ltd. (Oil & Gas)                                                             794,000                         185,289
TCL International Holdings Cos., Ltd.
 (Electronics)                                                                     177,000                          33,135
Tingyi Holding Corp. (Cayman Island)
 (Food)                                                                             78,000                          14,102
VTech Holdings Ltd.
 (Telecommunications)                                                              271,000                         156,365
                                                                                                               -----------
                                                                                                                 1,550,803
                                                                                                               -----------

Hungary                                         0.17%
OTP Bank Rt. (Banks - Foreign)                                                      12,800                         137,422
                                                                                                               -----------

Indonesia                                       0.50%
PT Bank Pan Indonesia Tbk (Banks - Foreign)                                      5,325,000                         144,276
PT Bentoel Internasional Investama Tbk*
 (Tobacco)                                                                       5,255,500                          69,682
PT Perusahaan Perkebunan London Sumatra                                                                          3,152,924
 Indonesia Tbk* (Agricultural Operations)
PT Telekomunikasi Indonesia
 (Telecommunications)                                                               88,500                          41,834
                                                                                                               -----------
                                                                                                                   408,716
                                                                                                               -----------

Ireland                                         1.68%
Allied Irish Banks Plc (Banks - Foreign)                                             7,000                         107,415
Bank of Ireland (Banks - Foreign)                                                   60,900                         744,209
Irish Life & Permanent Plc (Finance)                                                 8,000                          92,799
Ryanair Holdings Plc* American Depositary                                           10,800                         428,436
 Receipts (ADR)
 (Transport)
                                                                                                               -----------
                                                                                                                 1,372,859
                                                                                                               -----------

* Restated to include John Hancock Global Fund and John Hancock European Equity Fund merged into International Fund on May 9, 2003.

                  See notes to pro forma financial statements

John Hancock International Fund
Schedule of Investments
April 30, 2003 (Unaudited)

                                                                                         -----------------------------------------
                                                                                                   International Fund *
                                                                                         -----------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                         % of Net   Interest    Maturity                   Par Value       Market
Issuer, Description                                       Assets     Rate %       Date     Shares       (000's Omitted)     Value
----------------------------------------------------------------------------------------------------------------------------------
Israel                                                    1.08%
Taro Pharmaceutical Industries Ltd.* (Medical)                                               2,000                          91,520
Teva Pharmaceutical Industries Ltd. (ADR) (Medical)                                         16,900                         789,230
                                                                                                                         ---------
                                                                                                                           880,750
                                                                                                                         ---------

Italy                                                     1.22%
Banco Popolare di Verona e Novara Scrl (Banks - Foreign)                                     4,600                          62,476
ENI SpA (Oil & Gas)                                                                         14,400                         205,218
ERG SpA (Oil & Gas)                                                                          5,100                          22,653
Finmeccanica SpA (Aerospace)                                                                88,000                          52,247
Impregilo SpA* (Building)                                                                  175,000                          74,214
Italcementi SpA (Building)                                                                   7,500                          78,343
Mediaset SpA (Media)                                                                        12,600                         107,712
Saipem SpA (Oil & Gas)                                                                      11,800                          82,305
Snam Rete Gas SpA (Utilities)                                                               29,800                         108,084
UniCredito Italiano SpA (Banks - Foreign)                                                   46,400                         202,986
                                                                                                                         ---------
                                                                                                                           996,238
                                                                                                                         ---------

Japan                                                    11.55%
Aderans Co., Ltd. (Cosmetics & Personal Care)
Asahi Glass Co., Ltd. (Building)                                                            11,000                          58,569
Bridgestone Corp. (Rubber - Tires & Misc)
CANON, Inc. (Office)                                                                         2,000                          80,832
Dai Nippon Printing Co., Ltd. (Printing - Commercial)                                       51,000                         495,204
Daiwa House Industry Co., Ltd. (Building)
Dowa Mining Co., Ltd. (Metal)
East Japan Railway Co. (Transport)                                                              16                          72,447
Eneserve Corp. (Utilities)
Fanuc Ltd. (Electronics)                                                                    11,900                         486,936
Funai Electric Co., Ltd. (Electronics)
Hitachi Ltd. (Electronics)
Hogy Medical Co., Inc. (Medical)
Honda Motor Co., Ltd. (Automobile / Trucks)
Hoya Corp. (Electronics)                                                                     1,500                          88,672
Japan Telecom Holdings Co., Ltd. (Telecommunications)                                          130                         355,358
Jeol Ltd. (Instruments - Scientific)
Kao Corp. (Cosmetics & Personal Care)                                                       22,000                         401,224
KDDI Corp. (Telecommunications)                                                                 30                          91,062
Keyence Corp. (Electronics)                                                                    550                          88,408
Kikkoman Corp. (Food)
Kose Corp. (Cosmetics & Personal Care)
Kyocera Corp. (Electronics)
Mabuchi Motor Co., Ltd. (Electronics)
Millea Holdings, Inc.* (Insurance)                                                              11                          71,390
Mitsubishi Tokyo Financial Group, Inc. (Banks - Foreign)                                       119                         403,120
Nintendo Co., Ltd. (Leisure)
Nissan Motor Co., Ltd. (Automobile / Trucks)
Nitto Denko Corp. (Chemicals)
NTT DoCoMo, Inc. (Telecommunications)
Olympus Optical Co., Ltd. (Leisure)
Ricoh Co., Ltd. (Office)
Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                     3,000                          89,804
SMC Corp. (Machinery)
Sparx Asset Management Co., Ltd. (Finance)
Takeda Chemical Industries Ltd. (Medical)                                                    2,500                          91,607
THK Co., Ltd. (Machinery)
Tokai Rika Co., Ltd. (Automobile / Trucks)
Tokyo Electric Power Co., Inc. (Utilities)                                                   3,200                          64,934
Tokyo Gas Co., Ltd. (Utilities)                                                             22,000                          71,575
TonenGeneral Sekiyu K.K. (Oil & Gas)
Toyota Motor Corp. (Automobile / Trucks)                                                     4,500                         101,878
Uni-Charm Corp. (Cosmetics & Personal Care)
Yamaichi Electronics Co., Ltd. (Electronics)
Yamato Transport Co., Ltd. (Transport)
Yushin Precision Equipment Co., Ltd. (Machinery)
                                                                                                                         ---------
                                                                                                                         3,113,020
                                                                                                                         ---------

Malaysia                                                  0.65%
Perusahaan Otomobil Nasional Berhad (Automobile / Trucks)
Telekom Malaysia Berhad (Telecommunications)

Netherlands
Aegon NV (Insurance)                                                                        38,500                         391,418
ASML Holding NV (NY Reg Shares)* (Electronics)                                              14,300                         125,983
Euronext NV (Finance)                                                                        3,800                          83,968
Fugro NV (Engineering / R&D Services)                                                        1,300                          52,736
IHC Caland NV (Oil & Gas)                                                                      800                          41,292
ING Groep NV (Insurance)                                                                    33,400                         542,341
Royal Dutch Petroleum Co. (Oil & Gas)                                                        5,300                         216,776
TPG NV (Transport)                                                                          14,200                         221,543
Unilever NV (Food)                                                                           3,100                         195,294
                                                                                                                         ---------
                                                                                                                         1,871,351
                                                                                                                         ---------

Norway                                                    0.21%
ProSafe ASA* (Oil & Gas)                                                                     3,200                          53,960
Statoil ASA (Oil & Gas)                                                                     14,400                         114,207
                                                                                                                         ---------
                                                                                                                           168,167
                                                                                                                         ---------

* Restated to include John Hancock Global Fund and John Hancock European Equity Fund merged into International Fund on May 9, 2003.

                  See notes to pro forma financial statements

John Hancock International Fund
Schedule of Investments
April 30, 2003 (Unaudited)

                                                                                         -----------------------------------------
                                                                                                   Pacific Basin Fund
                                                                                         -----------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                         % of Net   Interest    Maturity                   Par Value       Market
Issuer, Description                                       Assets     Rate %       Date     Shares       (000's Omitted)     Value
----------------------------------------------------------------------------------------------------------------------------------
Israel                                                    1.08%
Taro Pharmaceutical Industries Ltd.* (Medical)
Teva Pharmaceutical Industries Ltd. (ADR) (Medical)

Italy                                                     1.22%
Banco Popolare di Verona e Novara Scrl (Banks - Foreign)
ENI SpA (Oil & Gas)
ERG SpA (Oil & Gas)
Finmeccanica SpA (Aerospace)
Impregilo SpA* (Building)
Italcementi SpA (Building)
Mediaset SpA (Media)
Saipem SpA (Oil & Gas)
Snam Rete Gas SpA (Utilities)
UniCredito Italiano SpA (Banks - Foreign)

Japan                                                    11.55%
Aderans Co., Ltd. (Cosmetics & Personal Care)                                                 1,000                         18,321
Asahi Glass Co., Ltd. (Building)                                                             67,000                        356,742
Bridgestone Corp. (Rubber - Tires & Misc)                                                     3,000                         34,035
CANON, Inc. (Office)
Dai Nippon Printing Co., Ltd. (Printing - Commercial)
Daiwa House Industry Co., Ltd. (Building)                                                     6,000                         36,223
Dowa Mining Co., Ltd. (Metal)                                                                54,000                        178,853
East Japan Railway Co. (Transport)                                                               43                        194,701
Eneserve Corp. (Utilities)                                                                    5,600                        196,277
Fanuc Ltd. (Electronics)                                                                      2,100                         85,930
Funai Electric Co., Ltd. (Electronics)                                                        2,000                        201,241
Hitachi Ltd. (Electronics)                                                                  101,000                        337,062
Hogy Medical Co., Inc. (Medical)                                                              3,400                        143,971
Honda Motor Co., Ltd. (Automobile / Trucks)                                                   5,600                        185,477
Hoya Corp. (Electronics)                                                                      7,300                        431,536
Japan Telecom Holdings Co., Ltd. (Telecommunications)
Jeol Ltd. (Instruments - Scientific)                                                         54,000                        131,310
Kao Corp. (Cosmetics & Personal Care)                                                         5,000                         91,187
KDDI Corp. (Telecommunications)
Keyence Corp. (Electronics)
Kikkoman Corp. (Food)                                                                        27,000                        168,212
Kose Corp. (Cosmetics & Personal Care)                                                          620                         19,651
Kyocera Corp. (Electronics)                                                                   7,300                        356,247
Mabuchi Motor Co., Ltd. (Electronics)                                                         1,200                         89,653
Millea Holdings, Inc.* (Insurance)                                                               44                        285,561
Mitsubishi Tokyo Financial Group, Inc. (Banks - Foreign)                                         87                        294,717
Nintendo Co., Ltd. (Leisure)                                                                  1,200                         93,778
Nissan Motor Co., Ltd. (Automobile / Trucks)                                                  4,800                         36,827
Nitto Denko Corp. (Chemicals)                                                                   700                         20,133
NTT DoCoMo, Inc. (Telecommunications)                                                            24                         49,505
Olympus Optical Co., Ltd. (Leisure)                                                           5,000                         86,576
Ricoh Co., Ltd. (Office)                                                                      6,000                         92,017
Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                      9,900                        296,353
SMC Corp. (Machinery)                                                                           800                         60,238
Sparx Asset Management Co., Ltd. (Finance)                                                       36                        152,440
Takeda Chemical Industries Ltd. (Medical)                                                     7,800                        285,813
THK Co., Ltd. (Machinery)                                                                    14,500                        133,741
Tokai Rika Co., Ltd. (Automobile / Trucks)                                                   19,000                        102,440
Tokyo Electric Power Co., Inc. (Utilities)
Tokyo Gas Co., Ltd. (Utilities)
TonenGeneral Sekiyu K.K. (Oil & Gas)                                                         36,000                        228,811
Toyota Motor Corp. (Automobile / Trucks)                                                     24,700                        559,198
Uni-Charm Corp. (Cosmetics & Personal Care)                                                     500                         19,914
Yamaichi Electronics Co., Ltd. (Electronics)                                                  1,500                         19,810
Yamato Transport Co., Ltd. (Transport)                                                        3,000                         33,557
Yushin Precision Equipment Co., Ltd. (Machinery)                                             14,400                        194,640
                                                                                                                         ---------
                                                                                                                         6,302,698
                                                                                                                         ---------

Malaysia                                                  0.65%
Perusahaan Otomobil Nasional Berhad (Automobile / Trucks)                                   205,000                        339,868
Telekom Malaysia Berhad (Telecommunications)                                                 96,000                        186,947
                                                                                                                         ---------
                                                                                                                           526,815
                                                                                                                         ---------

Netherlands                                               2.30%
Aegon NV (Insurance)
ASML Holding NV (NY Reg Shares)* (Electronics)
Euronext NV (Finance)
Fugro NV (Engineering / R&D Services)
IHC Caland NV (Oil & Gas)
ING Groep NV (Insurance)
Royal Dutch Petroleum Co. (Oil & Gas)
TPG NV (Transport)
Unilever NV (Food)

Norway                                                    0.21%
ProSafe ASA* (Oil & Gas)
Statoil ASA (Oil & Gas)

* Restated to include John Hancock Global Fund and John Hancock European Equity Fund merged into International Fund on May 9, 2003.

                  See notes to pro forma financial statements

John Hancock International Fund
Schedule of Investments
April 30, 2003 (Unaudited)

                                                                                         -----------------------------------------
                                                                                                   International Pro Forma
                                                                                         -----------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                         % of Net   Interest    Maturity                   Par Value       Market
Issuer, Description                                       Assets     Rate %       Date     Shares       (000's Omitted)     Value
----------------------------------------------------------------------------------------------------------------------------------
Israel                                                     1.08%
Taro Pharmaceutical Industries Ltd.* (Medical)                                                2,000                         91,520
Teva Pharmaceutical Industries Ltd. (ADR) (Medical)                                          16,900                        789,230
                                                                                                                         ---------
                                                                                                                           880,750
                                                                                                                         ---------

Italy                                                      1.22%
Banco Popolare di Verona e Novara Scrl (Banks - Foreign)                                      4,600                         62,476
ENI SpA (Oil & Gas)                                                                          14,400                        205,218
ERG SpA (Oil & Gas)                                                                           5,100                         22,653
Finmeccanica SpA (Aerospace)                                                                 88,000                         52,247
Impregilo SpA* (Building)                                                                   175,000                         74,214
Italcementi SpA (Building)                                                                    7,500                         78,343
Mediaset SpA (Media)                                                                         12,600                        107,712
Saipem SpA (Oil & Gas)                                                                       11,800                         82,305
Snam Rete Gas SpA (Utilities)                                                                29,800                        108,084
UniCredito Italiano SpA (Banks - Foreign)                                                    46,400                        202,986
                                                                                                                         ---------
                                                                                                                           996,238
                                                                                                                         ---------

Japan                                                     11.55%
Aderans Co., Ltd. (Cosmetics & Personal Care)                                                 1,000                         18,321
Asahi Glass Co., Ltd. (Building)                                                             78,000                        415,311
Bridgestone Corp. (Rubber - Tires & Misc)                                                     3,000                         34,035
CANON, Inc. (Office)                                                                          2,000                         80,832
Dai Nippon Printing Co., Ltd. (Printing - Commercial)                                        51,000                        495,204
Daiwa House Industry Co., Ltd. (Building)                                                     6,000                         36,223
Dowa Mining Co., Ltd. (Metal)                                                                54,000                        178,853
East Japan Railway Co. (Transport)                                                               59                        267,148
Eneserve Corp. (Utilities)                                                                    5,600                        196,277
Fanuc Ltd. (Electronics)                                                                     14,000                        572,866
Funai Electric Co., Ltd. (Electronics)                                                        2,000                        201,241
Hitachi Ltd. (Electronics)                                                                  101,000                        337,062
Hogy Medical Co., Inc. (Medical)                                                              3,400                        143,971
Honda Motor Co., Ltd. (Automobile / Trucks)                                                   5,600                        185,477
Hoya Corp. (Electronics)                                                                      8,800                        520,208
Japan Telecom Holdings Co., Ltd. (Telecommunications)                                           130                        355,358
Jeol Ltd. (Instruments - Scientific)                                                         54,000                        131,310
Kao Corp. (Cosmetics & Personal Care)                                                        27,000                        492,411
KDDI Corp. (Telecommunications)                                                                  30                         91,062
Keyence Corp. (Electronics)                                                                     550                         88,408
Kikkoman Corp. (Food)                                                                        27,000                        168,212
Kose Corp. (Cosmetics & Personal Care)                                                          620                         19,651
Kyocera Corp. (Electronics)                                                                   7,300                        356,247
Mabuchi Motor Co., Ltd. (Electronics)                                                         1,200                         89,653
Millea Holdings, Inc.* (Insurance)                                                               55                        356,951
Mitsubishi Tokyo Financial Group, Inc. (Banks - Foreign)                                        206                        697,837
Nintendo Co., Ltd. (Leisure)                                                                  1,200                         93,778
Nissan Motor Co., Ltd. (Automobile / Trucks)                                                  4,800                         36,827
Nitto Denko Corp. (Chemicals)                                                                   700                         20,133
NTT DoCoMo, Inc. (Telecommunications)                                                            24                         49,505
Olympus Optical Co., Ltd. (Leisure)                                                           5,000                         86,576
Ricoh Co., Ltd. (Office)                                                                      6,000                         92,017
Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                     12,900                        386,157
SMC Corp. (Machinery)                                                                           800                         60,238
Sparx Asset Management Co., Ltd. (Finance)                                                       36                        152,440
Takeda Chemical Industries Ltd. (Medical)                                                    10,300                        377,420
THK Co., Ltd. (Machinery)                                                                    14,500                        133,741
Tokai Rika Co., Ltd. (Automobile / Trucks)                                                   19,000                        102,440
Tokyo Electric Power Co., Inc. (Utilities)                                                    3,200                         64,934
Tokyo Gas Co., Ltd. (Utilities)                                                              22,000                         71,575
TonenGeneral Sekiyu K.K. (Oil & Gas)                                                         36,000                        228,811
Toyota Motor Corp. (Automobile / Trucks)                                                     29,200                        661,076
Uni-Charm Corp. (Cosmetics & Personal Care)                                                     500                         19,914
Yamaichi Electronics Co., Ltd. (Electronics)                                                  1,500                         19,810
Yamato Transport Co., Ltd. (Transport)                                                        3,000                         33,557
Yushin Precision Equipment Co., Ltd. (Machinery)                                             14,400                        194,640
                                                                                                                         ---------
                                                                                                                         9,415,718
                                                                                                                         ---------

Malaysia                                                   0.65%
Perusahaan Otomobil Nasional Berhad (Automobile / Trucks)                                   205,000                        339,868
Telekom Malaysia Berhad (Telecommunications)                                                 96,000                        186,947
                                                                                                                         ---------
                                                                                                                           526,815
                                                                                                                         ---------

Netherlands                                                2.30%
Aegon NV (Insurance)                                                                         38,500                        391,418
ASML Holding NV (NY Reg Shares)* (Electronics)                                               14,300                        125,983
Euronext NV (Finance)                                                                         3,800                         83,968
Fugro NV (Engineering / R&D Services)                                                         1,300                         52,736
IHC Caland NV (Oil & Gas)                                                                       800                         41,292
ING Groep NV (Insurance)                                                                     33,400                        542,341
Royal Dutch Petroleum Co. (Oil & Gas)                                                         5,300                        216,776
TPG NV (Transport)                                                                           14,200                        221,543
Unilever NV (Food)                                                                            3,100                        195,294
                                                                                                                         ---------
                                                                                                                         1,871,351
                                                                                                                         ---------

Norway                                                     0.21%
ProSafe ASA* (Oil & Gas)                                                                      3,200                         53,960
Statoil ASA (Oil & Gas)                                                                      14,400                        114,207
                                                                                                                         ---------
                                                                                                                           168,167
                                                                                                                         ---------

* Restated to include John Hancock Global Fund and John Hancock European Equity Fund merged into International Fund on May 9, 2003.

                  See notes to pro forma financial statements

John Hancock International Fund
Schedule of Investments
April 30, 2003 (Unaudited)

                                                                                         -----------------------------------------
                                                                                                   International Fund*
                                                                                         -----------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                         % of Net   Interest    Maturity                   Par Value       Market
Issuer, Description                                       Assets     Rate %       Date     Shares       (000's Omitted)     Value
----------------------------------------------------------------------------------------------------------------------------------
Philippine Islands                                         0.52%
Ayala Land, Inc. (Real Estate Operations)
Manila Electric Co.* (Utilities)
Philippine Long Distance Telephone Co.*
  (Telecommunications)


Russia                                                     1.05%
LUKOIL (ADR) (Oil & Gas)                                                                      1,800                        123,912
VimpelCom* (ADR) (Telecommunications)                                                         1,700                         67,762
YUKOS (ADR) (Oil & Gas)                                                                       3,800                        666,900
                                                                                                                         ---------
                                                                                                                           858,574
                                                                                                                         ---------

Singapore                                                  1.29%
Chartered Semiconductor Manufacturing Ltd.*
  (Electronics)
City Developments, Ltd. (Real Estate Operations)
Singapore Exchange Ltd. (Finance)
Singapore Press Holdings Ltd. (Media)                                                         8,000                         74,341
                                                                                                                         ---------


South Korea                                                4.19%
Hotel Shilla Co., Ltd. (Leisure)
Hyundai Department Store Co., Ltd. (Retail)
Korea Electric Power Corp. (Utilities)                                                        2,700                         45,444
LG Ad, Inc. (Advertising)
LG Electronics, Inc. (Electronics)                                                           12,850                        443,140
LG Home Shopping, Inc. (Retail)
LG Household & Health Care Ltd. (Soap & Cleaning
  Preparations)
Samsung Electronics Ltd.* (Global Depositary Receipts)
  (Electronics) (R)                                                                           2,300                        476,954
Shinhan Financial Group Co., Ltd. (Finance)
Shinsegae Co., Ltd. (Retail)
SK Telecom Co., Ltd. (ADR) (Telecommunications)                                               2,000                         30,400
SK Telecom Co., Ltd. (Telecommunications)                                                       700                         97,366
Ssangyong Motor Co. * (Automobile / Trucks)
You Eal Electronics Co., Ltd. (Telecommunications)
                                                                                                                         ---------
                                                                                                                         1,093,304
                                                                                                                         ---------

Spain                                                      1.38%
Acciona SA (Building)                                                                         1,400                         67,183
Acesa Infraestructuras SA (Transport)                                                         4,000                         52,005
Actividades de Construccion y Servicios SA (Building)                                         2,500                         94,162
Banco Popular Espanol SA (Banks - Foreign)                                                    3,000                        145,436
Bankinter SA (Banks - Foreign)                                                                2,500                         76,362
Corporacion Mapfre SA (Insurance)                                                            11,600                        108,743
Endesa SA (Utilities)                                                                        17,600                        249,644
Iberia Lineas Aereas de Espana SA (Transport)                                                27,300                         47,833
Repsol YPF, SA (Oil & Gas)                                                                    2,900                         42,235
Telefonica SA* (Telecommunications)                                                          21,624                        239,151
                                                                                                                         ---------
                                                                                                                         1,122,754
                                                                                                                         ---------

Sweden                                                     1.03%
Elekta AB (B Shares)* (Medical)                                                               7,900                         85,957
Hennes & Mauritz AB (B Shares) (Retail)                                                      20,550                        457,242
Skandinaviska Enskilda Banken AB (A Shares)
  (Banks - Foreign)                                                                          24,600                        255,633
Svenska Cellulosa AB (B Shares) (Paper & Paper
  Products)                                                                                   1,200                         40,637
                                                                                                                         ---------
                                                                                                                           839,469
                                                                                                                         ---------

Switzerland                                                3.28%
Actelion Ltd.* (Medical)                                                                      1,200                         76,841
Alcon, Inc.* (Medical)                                                                        9,200                        405,260
Converium Holding AG* (Insurance)                                                             2,200                         99,352
Credit Suisse Group (Banks - Foreign)                                                        12,000                        286,663
Novartis AG (Medical)                                                                         7,773                        306,610
Roche Holding AG (Medical)                                                                    6,900                        439,039
SGS Societe Generale de Surveillance Holding SA
  (Business Services - Misc)                                                                    150                         52,477
UBS AG (Banks - Foreign)                                                                     21,300                      1,010,584
                                                                                                                         ---------
                                                                                                                         2,676,826
                                                                                                                         ---------

* Restated to include John Hancock Global Fund and John Hancock European Equity Fund merged into International Fund on May 9, 2003.

                  See notes to pro forma financial statements

John Hancock International Fund
Schedule of Investments
April 30, 2003 (Unaudited)

                                                                                         -----------------------------------------
                                                                                                    Pacific Basin Fund
                                                                                         -----------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                         % of Net   Interest    Maturity                   Par Value       Market
Issuer, Description                                       Assets     Rate %       Date     Shares       (000's Omitted)     Value
----------------------------------------------------------------------------------------------------------------------------------
Philippine Islands                                         0.52%
Ayala Land, Inc. (Real Estate Operations)                                                 2,215,300                        211,081
Manila Electric Co.* (Utilities)                                                            915,300                        178,787
Philippine Long Distance Telephone Co.*
  (Telecommunications)                                                                        4,700                         34,035
                                                                                                                         ---------
                                                                                                                           423,903
                                                                                                                         ---------

Russia                                                     1.05%
LUKOIL (ADR) (Oil & Gas)
VimpelCom* (ADR) (Telecommunications)
YUKOS (ADR) (Oil & Gas)

Singapore                                                  1.29%
Chartered Semiconductor Manufacturing Ltd.*
  (Electronics)                                                                           1,013,000                        393,653
City Developments, Ltd. (Real Estate Operations)                                             86,000                        163,708
Singapore Exchange Ltd. (Finance)                                                           343,000                        235,672
Singapore Press Holdings Ltd. (Media)                                                        19,400                        180,277
                                                                                                                         ---------
                                                                                                                           973,310
                                                                                                                         ---------

South Korea                                                4.19%
Hotel Shilla Co., Ltd. (Leisure)                                                             66,600                        254,889
Hyundai Department Store Co., Ltd. (Retail)                                                  26,700                        437,309
Korea Electric Power Corp. (Utilities)
LG Ad, Inc. (Advertising)                                                                     3,210                         42,668
LG Electronics, Inc. (Electronics)
LG Home Shopping, Inc. (Retail)                                                                 680                         38,673
LG Household & Health Care Ltd. (Soap & Cleaning
  Preparations)                                                                              11,280                        160,148
Samsung Electronics Ltd.* (Global Depositary Receipts)
  (Electronics) (R)
Shinhan Financial Group Co., Ltd. (Finance)                                                  41,400                        408,889
Shinsegae Co., Ltd. (Retail)                                                                  3,570                        426,049
SK Telecom Co., Ltd. (ADR) (Telecommunications)                                               8,000                        121,600
SK Telecom Co., Ltd. (Telecommunications)
Ssangyong Motor Co. * (Automobile / Trucks)                                                  91,940                        395,002
You Eal Electronics Co., Ltd. (Telecommunications)                                            1,780                         33,988
                                                                                                                         ---------
                                                                                                                         2,319,215
                                                                                                                         ---------
Spain                                                      1.38%
Acciona SA (Building)
Acesa Infraestructuras SA (Transport)
Actividades de Construccion y Servicios SA (Building)
Banco Popular Espanol SA (Banks - Foreign)
Bankinter SA (Banks - Foreign)
Corporacion Mapfre SA (Insurance)
Endesa SA (Utilities)
Iberia Lineas Aereas de Espana SA (Transport)
Repsol YPF, SA (Oil & Gas)
Telefonica SA* (Telecommunications)

Sweden                                                     1.03%
Elekta AB (B Shares)* (Medical)
Hennes & Mauritz AB (B Shares) (Retail)
Skandinaviska Enskilda Banken AB (A Shares)
  (Banks - Foreign)
Svenska Cellulosa AB (B Shares) (Paper &
  Paper Products)

Switzerland                                                3.28%
Actelion Ltd.* (Medical)
Alcon, Inc.* (Medical)
Converium Holding AG* (Insurance)
Credit Suisse Group (Banks - Foreign)
Novartis AG (Medical)
Roche Holding AG (Medical)
SGS Societe Generale de Surveillance Holding SA (Business
  Services - Misc)
UBS AG (Banks - Foreign)

* Restated to include John Hancock Global Fund and John Hancock European Equity Fund merged into International Fund on May 9, 2003.

                  See notes to pro forma financial statements

John Hancock International Fund
Schedule of Investments
April 30, 2003 (Unaudited)

                                                                                         -----------------------------------------
                                                                                                  International Pro Forma
                                                                                         -----------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                         % of Net   Interest    Maturity                   Par Value       Market
Issuer, Description                                       Assets     Rate %       Date     Shares       (000's Omitted)     Value
----------------------------------------------------------------------------------------------------------------------------------
Philippine Islands                                        0.52%
Ayala Land, Inc. (Real Estate Operations)                                                 2,215,300                        211,081
Manila Electric Co.* (Utilities)                                                            915,300                        178,787
Philippine Long Distance Telephone Co.*
  (Telecommunications)                                                                        4,700                         34,035
                                                                                                                         ---------
                                                                                                                           423,903
                                                                                                                         ---------

Russia                                                    1.05%
LUKOIL (ADR) (Oil & Gas)                                                                      1,800                        123,912
VimpelCom* (ADR) (Telecommunications)                                                         1,700                         67,762
YUKOS (ADR) (Oil & Gas)                                                                       3,800                        666,900
                                                                                                                         ---------
                                                                                                                           858,574
                                                                                                                         ---------

Singapore                                                 1.29%
Chartered Semiconductor Manufacturing Ltd.* (Electronics)                                 1,013,000                        393,653
City Developments, Ltd. (Real Estate Operations)                                             86,000                        163,708
Singapore Exchange Ltd. (Finance)                                                           343,000                        235,672
Singapore Press Holdings Ltd. (Media)                                                        27,400                        254,618
                                                                                                                         ---------
                                                                                                                         1,047,651
                                                                                                                         ---------

South Korea                                               4.19%
Hotel Shilla Co., Ltd. (Leisure)                                                             66,600                        254,889
Hyundai Department Store Co., Ltd. (Retail)                                                  26,700                        437,309
Korea Electric Power Corp. (Utilities)                                                        2,700                         45,444
LG Ad, Inc. (Advertising)                                                                     3,210                         42,668
LG Electronics, Inc. (Electronics)                                                           12,850                        443,140
LG Home Shopping, Inc. (Retail)                                                                 680                         38,673
LG Household & Health Care Ltd. (Soap & Cleaning
  Preparations)                                                                              11,280                        160,148
Samsung Electronics Ltd.* (Global Depositary Receipts)
  (Electronics) (R)                                                                           2,300                        476,954
Shinhan Financial Group Co., Ltd. (Finance)                                                  41,400                        408,889
Shinsegae Co., Ltd. (Retail)                                                                  3,570                        426,049
SK Telecom Co., Ltd. (ADR) (Telecommunications)                                              10,000                        152,000
SK Telecom Co., Ltd. (Telecommunications)                                                       700                         97,366
Ssangyong Motor Co. * (Automobile / Trucks)                                                  91,940                        395,002
You Eal Electronics Co., Ltd. (Telecommunications)                                            1,780                         33,988
                                                                                                                         ---------
                                                                                                                         3,412,519
                                                                                                                         ---------

Spain                                                     1.38%
Acciona SA (Building)                                                                         1,400                         67,183
Acesa Infraestructuras SA (Transport)                                                         4,000                         52,005
Actividades de Construccion y Servicios SA (Building)                                         2,500                         94,162
Banco Popular Espanol SA (Banks - Foreign)                                                    3,000                        145,436
Bankinter SA (Banks - Foreign)                                                                2,500                         76,362
Corporacion Mapfre SA (Insurance)                                                            11,600                        108,743
Endesa SA (Utilities)                                                                        17,600                        249,644
Iberia Lineas Aereas de Espana SA (Transport)                                                27,300                         47,833
Repsol YPF, SA (Oil & Gas)                                                                    2,900                         42,235
Telefonica SA* (Telecommunications)                                                          21,624                        239,151
                                                                                                                         ---------
                                                                                                                         1,122,754
                                                                                                                         ---------

Sweden                                                    1.03%
Elekta AB (B Shares)* (Medical)                                                               7,900                         85,957
Hennes & Mauritz AB (B Shares) (Retail)                                                      20,550                        457,242
Skandinaviska Enskilda Banken AB (A Shares)
  (Banks - Foreign)                                                                          24,600                        255,633
Svenska Cellulosa AB (B Shares) (Paper & Paper Products)                                      1,200                         40,637
                                                                                                                         ---------
                                                                                                                           839,469
                                                                                                                         ---------

Switzerland                                               3.28%
Actelion Ltd.* (Medical)                                                                      1,200                         76,841
Alcon, Inc.* (Medical)                                                                        9,200                        405,260
Converium Holding AG* (Insurance)                                                             2,200                         99,352
Credit Suisse Group (Banks - Foreign)                                                        12,000                        286,663
Novartis AG (Medical)                                                                         7,773                        306,610
Roche Holding AG (Medical)                                                                    6,900                        439,039
SGS Societe Generale de Surveillance Holding SA
  (Business Services - Misc)                                                                    150                         52,477
UBS AG (Banks - Foreign)                                                                     21,300                      1,010,584
                                                                                                                         ---------
                                                                                                                         2,676,826
                                                                                                                         ---------

* Restated to include John Hancock Global Fund and John Hancock European Equity Fund merged into International Fund on May 9, 2003.

                  See notes to pro forma financial statements

John Hancock International Fund
Schedule of Investments
April 30, 2003 (Unaudited)

                                                                                         -----------------------------------------
                                                                                                     International Fund*
                                                                                         -----------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                         % of Net   Interest    Maturity                   Par Value       Market
Issuer, Description                                       Assets     Rate %       Date     Shares       (000's Omitted)     Value
----------------------------------------------------------------------------------------------------------------------------------
Taiwan                                                     2.36%
Eva Airways Corp. * (Transport)
Largan Precision Co., Ltd. (Leisure)
Nanya Technology Corp.* (Electronics)                                                       424,000                        231,160
Optimax Technology Corp. * (Electronics)
Siliconware Precision Industries Co. * (Electronics)
Siliconware Precision Industries Co. * (ADR)
  (Electronics)
Taiwan Semiconductor Manufacturing Co., Ltd.* (ADR)
  (Electronics)                                                                              32,000                        267,840
                                                                                                                        ----------
                                                                                                                           499,000
                                                                                                                        ----------

Thailand                                                   0.23%
Bangkok Expressway Pcl (Building)
Thai Union Frozen Products Pcl (Food)

United Kingdom                                            12.32%
Acambis Plc* (Medical)                                                                       12,400                         56,483
Arriva Plc (Transport)                                                                       13,000                         66,591
AstraZeneca Plc (Medical)                                                                     6,400                        251,119
Barclays Plc (ADR) (Banks - Foreign)                                                            400                         11,208
Barclays Plc (Banks - Foreign)                                                               41,656                        287,780
BG Group Plc (Oil & Gas)                                                                     10,600                         42,396
BHP Billiton Plc (Metal)                                                                     34,875                        178,366
BP Plc (Oil & Gas)                                                                           36,200                        229,403
British Sky Broadcasting Group Plc* (Media)                                                  76,300                        790,828
Diageo Plc (Beverages)                                                                       26,700                        296,155
Gallaher Group Plc (Tobacco)                                                                 33,200                        314,394
GlaxoSmithKline Plc (Medical)                                                                40,700                        815,717
HBOS Plc (Banks - Foreign)                                                                   44,600                        522,501
Imperial Tobacco Group Plc (Tobacco)                                                         28,879                        410,988
InterContinental Hotels Group Plc* (Leisure)                                                 26,949                        120,359
Kelda Group Plc (Utilities)                                                                  15,000                         98,653
Kingfisher Plc (Retail)                                                                      14,000                         54,708
Lloyds TSB Group Plc (ADR) (Banks - Foreign)                                                 10,000                        266,400
Lloyds TSB Group Plc (Banks - Foreign)                                                       46,300                        304,508
Man Group Plc (Finance)                                                                      38,500                        649,174
Mitchells & Butler Plc* (Retail)                                                             13,728                         46,514
mm02 Plc* (Telecommunications)                                                              210,000                        187,116
National Grid Transco Plc (Utilities)                                                        41,600                        273,264
Northern Rock Plc (Banks - Foreign)                                                           5,700                         65,183
Peninsular and Oriental Steam Navigation Co. (Transport)                                     28,300                         87,295
Reckitt Benckiser Plc (Soap & Cleaning Preparations)                                          6,700                        118,166
Royal Bank of Scotland Group Plc (Banks - Foreign)                                           42,919                      1,125,657
Severn Trent Plc (Utilities)                                                                  6,000                         68,565
Shell Transport & Trading Co. Plc (Oil & Gas)                                                32,600                        195,257
SkyePharma Plc* (Medical)                                                                    93,000                         73,576
Smith & Nephew Plc (Medical)                                                                 43,800                        292,091
Smiths Group Plc (Manufacturing)                                                              4,200                         44,908
Tesco Plc (Retail)                                                                           55,800                        176,582
Tullow Oil Plc* (Oil & Gas)                                                                  67,700                         74,735
Vodafone Group Plc (ADR) (Telecommunications)                                                39,200                        774,592
Vodafone Group Plc (Telecommunications)                                                     312,100                        616,038
Wood Group (John) Plc (Oil & Gas)                                                            22,500                         56,009
                                                                                                                        ----------
                                                                                                                        10,043,279
                                                                                                                        ----------

United States                                             18.76%
Adobe Systems, Inc. (Computers)                                                               8,500                        293,760
AdvancePCS* (Medical)                                                                         4,500                        135,270
Affiliated Computer Services, Inc.* (Computers)                                               3,000                        143,100
Allergan, Inc. (Medical)                                                                      1,500                        105,375
Allstate Corp. (The) (Insurance)                                                              3,300                        124,707
Amdocs Ltd.* (Telecommunications)                                                            34,300                        605,738
Amgen, Inc.* (Medical)                                                                       10,400                        637,624
Anadarko Petroleum Corp. (Oil & Gas)                                                          1,900                         84,360
Anheuser-Busch Cos., Inc. (Beverages)                                                         3,100                        154,628
Anthem, Inc.* (Medical)                                                                       2,500                        171,600
Apache Corp. (Oil & Gas)                                                                      3,410                        195,223
Apollo Group, Inc. (Class A)* (Schools / Education)                                          11,200                        607,029
Applied Materials, Inc.* (Electronics)                                                       21,600                        315,360
AutoZone, Inc.* (Retail)                                                                      1,500                        121,215
Bank of America Corp. (Banks - United States)                                                 6,100                        451,705
Barr Laboratories, Inc.* (Medical)                                                            7,300                        405,880
Comcast Corp. (Special Class A)* (Media)                                                     17,100                        514,026
Dell Computer Corp.* (Computers)                                                             15,500                        448,105
eBay, Inc.* (Diversified Operations)                                                          3,200                        296,864
EchoStar Communicaitons Corp. (Class A)* (Media)                                              2,800                         83,888
EMC Corp.* (Computers)                                                                       10,700                         97,263
Fannie Mae (Mortgage Banking)                                                                 2,800                        202,692
General Electric Co. (Diversified Operations)                                                40,800                      1,201,560
Gilead Sciences, Inc.* (Medical)                                                             14,800                        682,872
GlobalSantaFe Corp. (Oil & Gas)                                                               2,400                         50,784
Intel Corp. (Electronics)                                                                    12,100                        222,640
International Business Machines Corp. (Computers)                                             7,400                        628,260
Johnson & Johnson (Medical)                                                                  16,500                        929,940
Lowe's Cos., Inc. (Retail)                                                                   10,300                        452,067
Merck & Co., Inc. (Medical)                                                                  12,600                        733,068
Microsoft Corp. (Computers)                                                                  40,600                      1,038,142
Noble Corp.* (Oil & Gas)                                                                      7,000                        216,650
Patterson-UTI Energy, Inc.* (Oil & Gas)                                                       2,700                         89,343
Pfizer, Inc. (Medical)                                                                       29,700                        913,275
Procter & Gamble Co. (The) (Cosmetics & Personal Care)                                        2,300                        206,655
Schlumberger Ltd. (Oil & Gas)                                                                 3,000                        125,790
Transocean, Inc.* (Oil & Gas)                                                                 3,500                         66,675
Tribune Co. (Media)                                                                           2,200                        107,756
Univision Communications, Inc. (Class A)* (Media)                                             2,800                         84,784
VERITAS Software Corp.* (Computers)                                                          21,500                        473,215
Wal-Mart Stores, Inc. (Retail)                                                                9,400                        529,408
Williams Cos., Inc. (The) (Oil & Gas)                                                        12,400                         86,180
Zimmer Holdings, Inc.* (Medical)                                                              5,500                        257,950
                                                                                                                        ----------
                                                                                                                        15,292,426
                                                                                                                        ----------

TOTAL COMMON STOCKS                                       81.56%
(Cost $64,419,711)                                                                                                      51,684,661
                                                                                                                        ----------


PURCHASED CALL OPTION
Ireland                                                    0.08%
Ryanair Holdings Plc (Transport)
Zero Strike Call Expiration 2-27-04                                                           9,000                         61,570
                                                                                                                        ----------

TOTAL OPTIONS                                              0.08%
(Cost $57,232)                                                                                                              61,570
                                                                                                                        ----------


PREFERRED STOCKS
Germany                                                    0.39%
Henkel KGaA (Chemicals)                                                                         800                         51,514
Porsche AG (Automobile / Trucks)                                                                400                        145,526
Wella AG (Cosmetics & Personal Care)                                                          1,600                        118,563
                                                                                                                        ----------
                                                                                                                           315,603
                                                                                                                        ----------

JAPAN                                                      0.06%
SMFG Finance Ltd. (Banks - Foreign) (R)                                                   3,000,000                         17,168
                                                                                                                        ----------

South Korea                                                0.71%
Samsung Electronics Co., Ltd. (Electronics)

TOTAL PREFERRED STOCKS                                     1.16%
(Cost $854,484)                                                                                                            332,771
                                                                                                                        ----------


RIGHTS AND WARRANTS
Netherlands                                                0.02%
Aegon NV* (Insurance), Right                                                                 50,300                         20,456
                                                                                                                        ----------

India                                                      0.89%
Hindustan Lever Ltd. * (Soap & Cleaning
  Preparations), Warrant
Infosys Technologies Ltd. * (Computers), Warrant


Taiwan                                                     0.19%
Taiwan Semiconductor Manufacturing Co., Ltd.
  (Electronics), Warrant                                                                                                   156,087
----------------------------------------------------------------------------------------------------------------------------------

United Kingdom                                             0.18%
United Microelectronics Corp.* (Electronics), Warrant                                       251,000                        144,046
                                                                                                                        ----------

TOTAL RIGHTS AND WARRANTS                                  1.28%
(Cost $1,100,854)                                                                                                          320,589
                                                                                                                        ----------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement                                 3.51%
Investment in a joint repurchase agreement
transaction with State Street Bank & Trust Co. -
Dated 04-30-03, due 05-01-03 (Secured by U.S. Treasury
Inflation Indexed Bond, 3.875% due 04-15-29 and U.S.
Treasury Inflation Indexed Notes, 3.000% thru 3.875%,
due 01-15-07 thru 07-15-12)                                                                                  2,366       2,366,000
                                                                                                                        ----------

TOTAL SHORT-TERM INVESTMENTS                               3.51%
(Cost $2,865,000)                                                                                                        2,366,000
                                                                                                                        ----------


TOTAL INVESTMENTS                                         87.59%                                                        54,765,591
                                                                                                                        ----------
OTHER ASSETS AND LIABILITIES, NET                         12.41%                                                         9,582,264
                                                                                                                        ----------
TOTAL NET ASSETS                                         100.00%                                                        64,347,855
                                                                                                                        ==========

* Restated to include John Hancock Global Fund and John Hancock European Equity Fund merged into International Fund on May 9, 2003.

                  See notes to pro forma financial statements

John Hancock International Fund
Schedule of Investments
April 30, 2003 (Unaudited)

                                                                                         -----------------------------------------
                                                                                                    Pacific Basin Fund
                                                                                         -----------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                         % of Net   Interest    Maturity                   Par Value       Market
Issuer, Description                                       Assets     Rate %       Date     Shares       (000's Omitted)     Value
----------------------------------------------------------------------------------------------------------------------------------
Taiwan                                                     2.36%
Eva Airways Corp. * (Transport)                                                            579,000                         177,719
Largan Precision Co., Ltd. (Leisure)                                                        44,000                         271,371
Nanya Technology Corp.* (Electronics)                                                       27,000                          14,716
Optimax Technology Corp. * (Electronics)                                                   112,000                         128,514
Siliconware Precision Industries Co. * (Electronics)                                       375,000                         177,496
Siliconware Precision Industries Co. * (ADR)
  (Electronics)                                                                            108,300                         258,837
Taiwan Semiconductor Manufacturing Co., Ltd.* (ADR)
  (Electronics)                                                                            291,000                         399,019
                                                                                                                         ---------
                                                                                                                         1,427,672
                                                                                                                         ---------

Thailand                                                   0.23%
Bangkok Expressway Pcl (Building)                                                          104,000                          36,147
Thai Union Frozen Products Pcl (Food)                                                      300,800                         147,348
                                                                                                                         ---------
                                                                                                                           183,495
                                                                                                                         ---------

United Kingdom                                            12.32%
Acambis Plc* (Medical)
Arriva Plc (Transport)
AstraZeneca Plc (Medical)
Barclays Plc (ADR) (Banks - Foreign)
Barclays Plc (Banks - Foreign)
BG Group Plc (Oil & Gas)
BHP Billiton Plc (Metal)
BP Plc (Oil & Gas)
British Sky Broadcasting Group Plc* (Media)
Diageo Plc (Beverages)
Gallaher Group Plc (Tobacco)
GlaxoSmithKline Plc (Medical)
HBOS Plc (Banks - Foreign)
Imperial Tobacco Group Plc (Tobacco)
InterContinental Hotels Group Plc* (Leisure)
Kelda Group Plc (Utilities)
Kingfisher Plc (Retail)
Lloyds TSB Group Plc (ADR) (Banks - Foreign)
Lloyds TSB Group Plc (Banks - Foreign)
Man Group Plc (Finance)
Mitchells & Butler Plc* (Retail)
mm02 Plc* (Telecommunications)
National Grid Transco Plc (Utilities)
Northern Rock Plc (Banks - Foreign)
Peninsular and Oriental Steam Navigation Co. (Transport)
Reckitt Benckiser Plc (Soap & Cleaning Preparations)
Royal Bank of Scotland Group Plc (Banks - Foreign)
Severn Trent Plc (Utilities)
Shell Transport & Trading Co. Plc (Oil & Gas)
SkyePharma Plc* (Medical)
Smith & Nephew Plc (Medical)
Smiths Group Plc (Manufacturing)
Tesco Plc (Retail)
Tullow Oil Plc* (Oil & Gas)
Vodafone Group Plc (ADR) (Telecommunications)
Vodafone Group Plc (Telecommunications)
Wood Group (John) Plc (Oil & Gas)


United States                                             18.76%
Adobe Systems, Inc. (Computers)
AdvancePCS* (Medical)
Affiliated Computer Services, Inc.* (Computers)
Allergan, Inc. (Medical)
Allstate Corp. (The) (Insurance)
Amdocs Ltd.* (Telecommunications)
Amgen, Inc.* (Medical)
Anadarko Petroleum Corp. (Oil & Gas)
Anheuser-Busch Cos., Inc. (Beverages)
Anthem, Inc.* (Medical)
Apache Corp. (Oil & Gas)
Apollo Group, Inc. (Class A)* (Schools / Education)
Applied Materials, Inc.* (Electronics)
AutoZone, Inc.* (Retail)
Bank of America Corp. (Banks - United States)
Barr Laboratories, Inc.* (Medical)
Comcast Corp. (Special Class A)* (Media)
Dell Computer Corp.* (Computers)
eBay, Inc.* (Diversified Operations)
EchoStar Communicaitons Corp. (Class A)* (Media)
EMC Corp.* (Computers)
Fannie Mae (Mortgage Banking)
General Electric Co. (Diversified Operations)
Gilead Sciences, Inc.* (Medical)
GlobalSantaFe Corp. (Oil & Gas)
Intel Corp. (Electronics)
International Business Machines Corp. (Computers)
Johnson & Johnson (Medical)
Lowe's Cos., Inc. (Retail)
Merck & Co., Inc. (Medical)
Microsoft Corp. (Computers)
Noble Corp.* (Oil & Gas)
Patterson-UTI Energy, Inc.* (Oil & Gas)
Pfizer, Inc. (Medical)
Procter & Gamble Co. (The) (Cosmetics & Personal Care)
Schlumberger Ltd. (Oil & Gas)
Transocean, Inc.* (Oil & Gas)
Tribune Co. (Media)
Univision Communications, Inc. (Class A)* (Media)
VERITAS Software Corp.* (Computers)
Wal-Mart Stores, Inc. (Retail)
Williams Cos., Inc. (The) (Oil & Gas)
Zimmer Holdings, Inc.* (Medical)


TOTAL COMMON STOCKS                                       81.56%
(Cost $64,419,711)                                                                                                      14,802,491
                                                                                                                        ----------


PURCHASED CALL OPTION
Ireland                                                    0.08%
Ryanair Holdings Plc (Transport)
Zero Strike Call Expiration 2-27-04

TOTAL OPTIONS                                              0.08%
(Cost $57,232)


PREFERRED STOCKS
Germany                                                    0.39%
Henkel KGaA (Chemicals)
Porsche AG (Automobile / Trucks)
Wella AG (Cosmetics & Personal Care)


JAPAN                                                      0.06%
SMFG Finance Ltd. (Banks - Foreign) (R)                                                   6,000,000                         34,337
                                                                                                                        ----------

South Korea                                                0.71%
Samsung Electronics Co., Ltd. (Electronics)                                                  4,710                         577,605
                                                                                                                        ----------

TOTAL PREFERRED STOCKS                                     1.16%
(Cost $854,484)                                                                                                            611,942
                                                                                                                        ----------


RIGHTS AND WARRANTS
Netherlands                                                0.02%
Aegon NV* (Insurance), Right

India                                                      0.89%
Hindustan Lever Ltd. * (Soap & Cleaning Preparations),
  Warrant                                                                                 115,000                         350,808
Infosys Technologies Ltd. * (Computers), Warrant                                            6,300                         371,530
                                                                                                                        ---------
                                                                                                                          722,338
                                                                                                                        ---------

Taiwan                                                     0.19%
Taiwan Semiconductor Manufacturing Co., Ltd.
  (Electronics), Warrant

United Kingdom                                             0.18%
United Microelectronics Corp.* (Electronics), Warrant

TOTAL RIGHTS AND WARRANTS                                  1.28%
(Cost $1,100,854)                                                                                                         722,338
                                                                                                                        ---------


SHORT-TERM INVESTMENTS
Joint Repurchase Agreement                                 3.51%
Investment in a joint repurchase agreement
transaction with State Street Bank & Trust Co. -
Dated 04-30-03, due 05-01-03 (Secured by U.S. Treasury
Inflation Indexed Bond, 3.875% due 04-15-29 and U.S.
Treasury Inflation Indexed Notes, 3.000% thru 3.875%,
due 01-15-07 thru 07-15-12)                                                                                     499       499,000
                                                                                                                        ---------

TOTAL SHORT-TERM INVESTMENTS                               3.51%
(Cost $2,865,000)                                                                                                         499,000
                                                                                                                        ---------


TOTAL INVESTMENTS                                         87.59%                                                       16,635,771
                                                                                                                       ----------
OTHER ASSETS AND LIABILITIES, NET                         12.41%                                                          533,888
                                                                                                                       ----------
TOTAL NET ASSETS                                         100.00%                                                       17,169,659
                                                                                                                       ==========

* Restated to include John Hancock Global Fund and John Hancock European Equity Fund merged into International Fund on May 9, 2003.

                  See notes to pro forma financial statements

John Hancock International Fund
Schedule of Investments
April 30, 2003 (Unaudited)

                                                                                         -----------------------------------------
                                                                                                 International Pro Forma
                                                                                         -----------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                         % of Net   Interest    Maturity                   Par Value       Market
Issuer, Description                                       Assets     Rate %       Date     Shares       (000's Omitted)     Value
----------------------------------------------------------------------------------------------------------------------------------
Taiwan                                                    2.36%
Eva Airways Corp. * (Transport)                                                            579,000                         177,719
Largan Precision Co., Ltd. (Leisure)                                                        44,000                         271,371
Nanya Technology Corp.* (Electronics)                                                      451,000                         245,876
Optimax Technology Corp. * (Electronics)                                                   112,000                         128,514
Siliconware Precision Industries Co. *
  (Electronics)                                                                            375,000                         177,496
Siliconware Precision Industries Co. *
  (ADR) (Electronics)                                                                      108,300                         258,837
Taiwan Semiconductor Manufacturing Co., Ltd.*
  (ADR) (Electronics)                                                                      323,000                         666,859
                                                                                                                        ----------
                                                                                                                         1,926,672
                                                                                                                        ----------

Thailand                                                  0.23%
Bangkok Expressway Pcl (Building)                                                          104,000                          36,147
Thai Union Frozen Products Pcl (Food)                                                      300,800                         147,348
                                                                                                                        ----------
                                                                                                                           183,495
                                                                                                                        ----------

United Kingdom                                           12.32%
Acambis Plc* (Medical)                                                                      12,400                          56,483
Arriva Plc (Transport)                                                                      13,000                          66,591
AstraZeneca Plc (Medical)                                                                    6,400                         251,119
Barclays Plc (ADR) (Banks - Foreign)                                                           400                          11,208
Barclays Plc (Banks - Foreign)                                                              41,656                         287,780
BG Group Plc (Oil & Gas)                                                                    10,600                          42,396
BHP Billiton Plc (Metal)                                                                    34,875                         178,366
BP Plc (Oil & Gas)                                                                          36,200                         229,403
British Sky Broadcasting Group Plc* (Media)                                                 76,300                         790,828
Diageo Plc (Beverages)                                                                      26,700                         296,155
Gallaher Group Plc (Tobacco)                                                                33,200                         314,394
GlaxoSmithKline Plc (Medical)                                                               40,700                         815,717
HBOS Plc (Banks - Foreign)                                                                  44,600                         522,501
Imperial Tobacco Group Plc (Tobacco)                                                        28,879                         410,988
InterContinental Hotels Group Plc* (Leisure)                                                26,949                         120,359
Kelda Group Plc (Utilities)                                                                 15,000                          98,653
Kingfisher Plc (Retail)                                                                     14,000                          54,708
Lloyds TSB Group Plc (ADR) (Banks - Foreign)                                                10,000                         266,400
Lloyds TSB Group Plc (Banks - Foreign)                                                      46,300                         304,508
Man Group Plc (Finance)                                                                     38,500                         649,174
Mitchells & Butler Plc* (Retail)                                                            13,728                          46,514
mm02 Plc* (Telecommunications)                                                             210,000                         187,116
National Grid Transco Plc (Utilities)                                                       41,600                         273,264
Northern Rock Plc (Banks - Foreign)                                                          5,700                          65,183
Peninsular and Oriental Steam Navigation Co. (Transport)                                    28,300                          87,295
Reckitt Benckiser Plc (Soap & Cleaning Preparations)                                         6,700                         118,166
Royal Bank of Scotland Group Plc (Banks - Foreign)                                          42,919                       1,125,657
Severn Trent Plc (Utilities)                                                                 6,000                          68,565
Shell Transport & Trading Co. Plc (Oil & Gas)                                               32,600                         195,257
SkyePharma Plc* (Medical)                                                                   93,000                          73,576
Smith & Nephew Plc (Medical)                                                                43,800                         292,091
Smiths Group Plc (Manufacturing)                                                             4,200                          44,908
Tesco Plc (Retail)                                                                          55,800                         176,582
Tullow Oil Plc* (Oil & Gas)                                                                 67,700                          74,735
Vodafone Group Plc (ADR) (Telecommunications)                                               39,200                         774,592
Vodafone Group Plc (Telecommunications)                                                    312,100                         616,038
Wood Group (John) Plc (Oil & Gas)                                                           22,500                          56,009
                                                                                                                        ----------
                                                                                                                        10,043,279
                                                                                                                        ----------

United States                                            18.76%
Adobe Systems, Inc. (Computers)                                                              8,500                         293,760
AdvancePCS* (Medical)                                                                        4,500                         135,270
Affiliated Computer Services, Inc.* (Computers)                                              3,000                         143,100
Allergan, Inc. (Medical)                                                                     1,500                         105,375
Allstate Corp. (The) (Insurance)                                                             3,300                         124,707
Amdocs Ltd.* (Telecommunications)                                                           34,300                         605,738
Amgen, Inc.* (Medical)                                                                      10,400                         637,624
Anadarko Petroleum Corp. (Oil & Gas)                                                         1,900                          84,360
Anheuser-Busch Cos., Inc. (Beverages)                                                        3,100                         154,628
Anthem, Inc.* (Medical)                                                                      2,500                         171,600
Apache Corp. (Oil & Gas)                                                                     3,410                         195,223
Apollo Group, Inc. (Class A)* (Schools / Education)                                         11,200                         607,029
Applied Materials, Inc.* (Electronics)                                                      21,600                         315,360
AutoZone, Inc.* (Retail)                                                                     1,500                         121,215
Bank of America Corp. (Banks - United States)                                                6,100                         451,705
Barr Laboratories, Inc.* (Medical)                                                           7,300                         405,880
Comcast Corp. (Special Class A)* (Media)                                                    17,100                         514,026
Dell Computer Corp.* (Computers)                                                            15,500                         448,105
eBay, Inc.* (Diversified Operations)                                                         3,200                         296,864
EchoStar Communicaitons Corp. (Class A)* (Media)                                             2,800                          83,888
EMC Corp.* (Computers)                                                                      10,700                          97,263
Fannie Mae (Mortgage Banking)                                                                2,800                         202,692
General Electric Co. (Diversified Operations)                                               40,800                       1,201,560
Gilead Sciences, Inc.* (Medical)                                                            14,800                         682,872
GlobalSantaFe Corp. (Oil & Gas)                                                              2,400                          50,784
Intel Corp. (Electronics)                                                                   12,100                         222,640
International Business Machines Corp. (Computers)                                            7,400                         628,260
Johnson & Johnson (Medical)                                                                 16,500                         929,940
Lowe's Cos., Inc. (Retail)                                                                  10,300                         452,067
Merck & Co., Inc. (Medical)                                                                 12,600                         733,068
Microsoft Corp. (Computers)                                                                 40,600                       1,038,142
Noble Corp.* (Oil & Gas)                                                                     7,000                         216,650
Patterson-UTI Energy, Inc.* (Oil & Gas)                                                      2,700                          89,343
Pfizer, Inc. (Medical)                                                                      29,700                         913,275
Procter & Gamble Co. (The) (Cosmetics & Personal Care)                                       2,300                         206,655
Schlumberger Ltd. (Oil & Gas)                                                                3,000                         125,790
Transocean, Inc.* (Oil & Gas)                                                                3,500                          66,675
Tribune Co. (Media)                                                                          2,200                         107,756
Univision Communications, Inc. (Class A)* (Media)                                            2,800                          84,784
VERITAS Software Corp.* (Computers)                                                         21,500                         473,215
Wal-Mart Stores, Inc. (Retail)                                                               9,400                         529,408
Williams Cos., Inc. (The) (Oil & Gas)                                                       12,400                          86,180
Zimmer Holdings, Inc.* (Medical)                                                             5,500                         257,950
                                                                                                                        ----------
                                                                                                                        15,292,426
                                                                                                                        ----------

TOTAL COMMON STOCKS                                      81.56%
(Cost $64,419,711)                                                                                                      66,487,152
                                                                                                                        ----------


PURCHASED CALL OPTION
Ireland                                                   0.08%
Ryanair Holdings Plc (Transport)
Zero Strike Call Expiration 2-27-04                                                          9,000                          61,570
                                                                                                                        ----------

TOTAL OPTIONS                                             0.08%
(Cost $57,232)                                                                                                              61,570
                                                                                                                        ----------


PREFERRED STOCKS
Germany                                                   0.39%
Henkel KGaA (Chemicals)                                                                        800                          51,514
Porsche AG (Automobile / Trucks)                                                               400                         145,526
Wella AG (Cosmetics & Personal Care)                                                         1,600                         118,563
                                                                                                                        ----------
                                                                                                                           315,603
                                                                                                                        ----------

JAPAN                                                     0.06%
SMFG Finance Ltd. (Banks - Foreign) (R)                                                  9,000,000                          51,505
                                                                                                                        ----------

South Korea                                               0.71%
Samsung Electronics Co., Ltd. (Electronics)                                                  4,710                         577,605
                                                                                                                        ----------

TOTAL PREFERRED STOCKS                                    1.16%
(Cost $854,484)                                                                                                            944,713
                                                                                                                        ----------


RIGHTS AND WARRANTS
Netherlands                                               0.02%
Aegon NV* (Insurance), Right                                                                50,300                          20,456
                                                                                                                        ----------

India                                                     0.89%
Hindustan Lever Ltd. * (Soap & Cleaning Preparations),
 Warrant                                                                                   115,000                         350,808
Infosys Technologies Ltd. * (Computers), Warrant                                             6,300                         371,530
                                                                                                                        ----------
                                                                                                                           722,338
                                                                                                                        ----------

Taiwan                                                    0.19%
Taiwan Semiconductor Manufacturing Co., Ltd.
  (Electronics), Warrant                                                                                                   156,087
-----------------------------------------------------------------------------------------------------------------------------------

United Kingdom                                            0.18%
United Microelectronics Corp.* (Electronics), Warrant                                      251,000                         144,046
                                                                                                                        ----------

TOTAL RIGHTS AND WARRANTS                                 1.28%
(Cost $1,100,854)                                                                                                        1,042,927
                                                                                                                        ----------


SHORT-TERM INVESTMENTS
Joint Repurchase Agreement                                3.51%
Investment in a joint repurchase agreement
transaction with State Street Bank & Trust Co. -
Dated 04-30-03, due 05-01-03 (Secured by U.S. Treasury
Inflation Indexed Bond, 3.875% due 04-15-29 and U.S.
Treasury Inflation Indexed Notes, 3.000% thru 3.875%,
due 01-15-07 thru 07-15-12)                                                                                      2,865   2,865,000
                                                                                                                        ----------

TOTAL SHORT-TERM INVESTMENTS                              3.51%
(Cost $2,865,000)                                                                                                        2,865,000
                                                                                                                        ----------


TOTAL INVESTMENTS                                        87.59%                                                         71,401,362
                                                                                                                        ----------
OTHER ASSETS AND LIABILITIES, NET                        12.41%                                                         10,116,152
                                                                                                                        ----------
TOTAL NET ASSETS                                        100.00%                                                         81,517,514
                                                                                                                        ==========

* Restated to include John Hancock Global Fund and John Hancock European Equity Fund merged into International Fund on May 9, 2003.

                  See notes to pro forma financial statements

Footnotes for International Fund, Global Fund, European Equity Fund, and Pacific Basin Fund combined.

*     Non-Income producing security.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $117,579 or 0.14% of net assets as of April 30, 2003.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Portfolio Concentration

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's Investments at April 30, 2003 assigned to the various investment categories.

                                         VALUE
                                     AS A PERCENTAGE     INTERNATIONAL
INVESTMENT CATEGORIES                 OF NET ASSETS         COMBINED      PACIFIC BASIN       COMBINED
---------------------                ---------------------------------------------------------------------------------
Advertising                               0.51%            375,516.15         42,667.90        418,184.05        0.51%
Aerospace                                 0.06%             52,246.50                           52,246.50        0.06%
Agricultural Operations                   0.19%                              152,924.42        152,924.42        0.19%
Automobile / Trucks                       2.29%            247,404.21      1,618,812.55      1,866,216.76        2.29%
Banks - Foreign                          10.67%          7,985,843.58        711,520.99      8,697,364.57       10.67%
Banks - United States                     0.55%            451,705.00                          451,705.00        0.55%
Beverages                                 1.38%          1,127,653.04                        1,127,653.04        1.38%
Building                                  0.98%            372,471.48        429,111.44        801,582.92        0.98%
Business Services - Misc                  0.15%            122,662.36                          122,662.36        0.15%
Chemicals                                 1.58%            604,200.15        686,355.68      1,290,555.83        1.58%
Computers                                 4.36%          3,179,053.22        371,529.59      3,550,582.81        4.36%
Cosmetics & Personal Care                 1.07%            726,442.71        149,074.28        875,516.99        1.07%
Diversified Operations                    2.39%          1,676,403.16        271,879.27      1,948,282.43        2.39%
Electronics                               8.93%          3,047,227.14      4,230,557.68      7,277,784.82        8.93%
Engineering / R&D Services                0.18%            150,414.03                          150,414.03        0.18%
Finance                                   2.22%          1,008,595.29        797,001.39      1,805,596.68        2.21%
Food                                      0.64%            195,293.84        329,661.83        524,955.67        0.64%
Instruments - Scientific                  0.16%                              131,309.74        131,309.74        0.16%
Insurance                                 3.11%          2,245,813.71        285,560.96      2,531,374.67        3.11%
Leisure                                   1.02%             83,375.53        744,574.89        827,950.42        1.02%
Machinery                                 0.48%                              388,619.83        388,619.83        0.48%
Manufacturing                             0.06%             44,907.94                           44,907.94        0.06%
Media                                     3.03%          2,290,490.24        180,277.09      2,470,767.33        3.03%
Medical                                  11.69%          9,100,860.25        429,783.67      9,530,643.92       11.69%
Metal                                     0.49%            220,892.93        178,852.93        399,745.86        0.49%
Mortgage Banking                          0.25%            202,692.00                          202,692.00        0.25%
Office                                    0.21%             80,831.80         92,017.44        172,849.24        0.21%
Oil & Gas                                 5.19%          4,004,610.96        228,811.00      4,233,421.96        5.19%
Paper & Paper Products                    0.11%             88,937.19                           88,937.19        0.11%
Pollution Control                         0.20%            162,823.92                          162,823.92        0.20%
Printing - Commercial                     0.61%            495,203.76                          495,203.76        0.61%
Real Estate Operations                    0.78%            115,655.35        523,653.79        639,309.14        0.78%
Retail                                    4.20%          2,425,047.03      1,002,116.54      3,427,163.57        4.20%
Rubber - Tires & Misc                     0.14%             80,904.18         34,034.88        114,939.06        0.14%
Schools / Education                       0.75%            607,028.80                          607,028.80        0.74%
Soap & Cleaning Preparations              0.77%            118,166.64        510,955.65        629,122.29        0.77%
Telecommunications                        7.21%          5,251,114.20        624,275.90      5,875,390.10        7.21%
Tobacco                                   0.93%            684,210.78         69,681.50        753,892.28        0.92%
Transport                                 2.40%          1,511,718.72        441,783.58      1,953,502.30        2.40%
Utilities                                 2.14%          1,261,173.80        479,364.77      1,740,538.57        2.14%
Short-Term Investments                    3.51%          2,366,000.00        499,000.00      2,865,000.00        3.51%
                                         -----
            Total Investments:           87.59%
                                         =====

                         JOHN HANCOCK INTERNATIONAL FUND
         NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS - (UNAUDITED)
                                 APRIL 30, 2003


Pro forma information is intended to provide shareholders of John Hancock International Fund and John Hancock Pacific Basin Equities Fund with information about the impact of the proposed merger by indicating how the merger might have affected information had the merger been consummated as of May 1, 2002.

The unaudited pro forma combined statements of assets and liabilities and results of operations as of April 30, 2003, have been prepared to reflect the merger of the John Hancock International Fund and the John Hancock Pacific Basin Equities Fund. The statements have been adjusted to include the pro forma financial position and results of operations of the merger of John Hancock Global Fund and John Hancock European Equity Fund into John Hancock International Fund which occurred on May 9, 2003. The statements also include the pro forma adjustments described in the notes listed below.

(a) Acquisition by John Hancock International Fund of all the assets of John Hancock Pacific Basic Equities Fund and issuance of John Hancock International Fund Class A, Class B and Class C shares in exchange for all of the outstanding Class A, Class B and Class C shares, respectively of John Hancock Pacific Basin Equities Fund.

(b) The investment advisory fee was adjusted to reflect the application of the fee structure which is currently in effect for John Hancock International Fund.

             0.90% of the first $100,000,000 of the Fund's net assets;
             0.80% for the net assets between $100,000,000 and $300,000,000;
             0.75% for the net assets between $300,000,000 and $500,000,000;
             0.625% for the net assets in excess of $500,000,000

(c) The 12b-1 fee reflects the application of the fee structure which will be in effect for the John Hancock International Fund: 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets.

(d) The transfer agent fee for each of the Class A, Class B and Class C shares is the total of the respective individual fund's transfer agent fees.

(e) The actual expenses incurred by the John Hancock International Fund and John Hancock Pacific Basin Equities Fund for various expenses included on a pro forma basis were reduced to reflect the estimated savings arising from the merger.

(f) The Adviser has limited International Fund's total operating expenses at least until March 1, 2004, to 2.35% of average daily net assets for Class A shares and 3.05% of average daily net assets for Class B and Class C shares. The Adviser has agreed to extend this limitation to March 1, 2005, pending approval of the reorganization.

                                     PART C

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 27 of the Registration Statement of John Hancock Investment Trust III (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment company Act of 1940 (File Nos. 33-4559 and 811-4630), which information is incorporated herein by reference.



ITEM 16. EXHIBITS:

1                         Registrant's Amended and Restated       Filed as Exhibit 99.a to Registrant's
                          Declaration of Trust                    Registration Statement on Form N-1A and
                                                                  incorporated herein by reference to
                                                                  post-effective amendment no. 46 (file
                                                                  nos. 811-4630 and 33-4559 on February 12,
                                                                  2003, accession no. 0001010521-03-000089)
                                                                  ("PEA 46")

1.1                       Abolition of John Hancock U.S. Global   Filed as Exhibit 99.a.1 to PEA 46
                          Leaders Fund and Amendment of Section   and incorporated herein by reference
                          5.11

1.2                       Abolition of John Hancock Global Fund   Filed herewith as Exhibit 1
                          and Amendment of Section 5.11

2                         Amended and Restated By-Laws of         Filed as Exhibit 99.b to Registrant's
                          Registrant                              Registration Statement on Form N-1A and
                                                                  incorporated herein by reference to
                                                                  post-effective amendment no. 34 (file
                                                                  nos. 811-4630 and 33-4559 on February 27,
                                                                  1998, accession no. 0001010521-98-000202)
                                                                  ("PEA 34")

2.1                       Amendment to By-Laws                    Filed as Exhibit 99b.1 to PEA 46 and
                                                                  incorporated herein by reference
3                         Not applicable

4                         Form of Agreement and Plan of           Filed herewith as Exhibit A to the Proxy
                          reorganization                          Statement and Prospectus included as Part
                                                                  A of this Registration Statement

5                         Not applicable

6                         Investment Management Contracts         Filed as Exhibit 99.d to Registrant's
                          between Registrant and John Hancock     Registration Statement on Form N-1A and
                          Advisers, LLC                           incorporated herein by reference to
                                                                  post-effective amendment no. 28 (file
                                                                  nos. 811-4630 and 33-4559 on
                                                                  February 27, 1995,
                                                                  accession no. 0000950146-95-000057)
                                                                  ("PEA 28 ")



6.1                       Investment Management Contract          Filed as Exhibit 99.d.1 to Registrant's
                          between John Hancock Growth Fund and    Registration Statement on Form N-1A and
                          John Hancock Advisers, LLC              incorporated herein by reference to
                                                                  post-effective amendment no. 32 (file
                                                                  nos. 811-4630 and 33-4559 on August 30,
                                                                  1996, accession no. 0001010521-96-000151)
                                                                  ("PEA 32 ")

6.2                       Investment Management Contract          Filed as Exhibit 99.d.2 to PEA 32 and
                          between John Hancock International      incorporated herein by reference
                          Fund and John Hancock Advisers, LLC

6.3                       Investment Management Contract          Filed as Exhibit 99.d.3 to PEA 32 and
                          between John Hancock Global Fund and    incorporated herein by reference
                          John Hancock Advisers, LLC

6.4                       Sub-Advisory Agreement among            Filed as Exhibit 99.d.4 to Registrant's
                          International Fund, Indocam             Registration Statement on Form N-1A and
                          International Investment Services and   incorporated herein by reference to
                          John Hancock Adviser, LLC               post-effective amendment no. 39 (file
                                                                  nos. 811-4630 and 33-4559 on December 23,
                                                                  1999, accession no. 0001010521-99-000389)
                                                                  ("PEA 39 ")

6.5                       Sub-Advisory Agreement among Global     Filed as Exhibit 99.d.5 to PEA 39 and
                          Fund, Indocam International             incorporated herein by reference
                          Investment Services and John Hancock
                          Adviser, LLC

6.6                       Interim Sub-Advisory Agreement among    Filed as Exhibit 99.d.6 to PEA 42 and
                          John Hancock International Fund,        incorporated herein by reference
                          Nicholas Applegate and John Hancock
                          Advisers, LLC



6.7                       Interim Sub-Advisory Agreement among    Filed as Exhibit 99.d.7 to PEA 42 and
                          John Hancock Global Fund, Nicholas      incorporated herein by reference.
                          Applegate and John Hancock Adviser,
                          LLC

6.8                       Second Interim sub-Advisory Agreement   Filed as Exhibit 99.d.8 to PEA 42 and
                          among John Hancock International        incorporated herein by reference
                          Fund, Nicholas Applegate and John
                          Hancock Advisers, LLC

6.9                       Second Interim sub-Advisory Agreement   Filed as Exhibit 99.d.9 to PEA 42 and
                          among John Hancock Global Fund,         incorporated herein by reference.
                          Nicholas Applegate and John Hancock
                          Advisers, LLC

6.10                      Sub-Advisory Agreement among John       Filed as Exhibit 99.d.10 to Registrant's
                          Hancock Global Fund, Nicholas           Registration Statement on Form N-1A and
                          Applegate and John Hancock Advisers,    incorporated herein by reference to
                          LLC                                     post-effective amendment no. 43 (file
                                                                  nos. 811-4630 and 33-4559 on
                                                                  June 25, 2001, accession no.
                                                                  0001010521-01-500062)
                                                                  ("PEA 43 ")

6.11                      Sub-Advisory Agreement among John       Filed as Exhibit 99.d.11 to PEA 43 and
                          Hancock International Fund, Nicholas    incorporated herein by reference
                          Applegate and John Hancock Advisers,
                          LLC

6.12                      Sub-Advisory Agreement among John       Filed as Exhibit 2
                          Hancock International Fund, Nicholas
                          Applegate Capital and John Hancock
                          Advisers, LLC

7                         Distribution Agreement between          Filed as Exhibit 99.e to Registrant's
                          Registrant and John Hancock Funds,      Registration Statement on Form N-1A and
                          LLC                                     incorporated herein by reference to
                                                                  post-effective amendment no. 33 (file
                                                                  nos. 811-4630 and 33-4559 on
                                                                  February 27, 1997, accession no.
                                                                  0001010521-97-000227)
                                                                  ("PEA 33 ")



7.1                       Form of Soliciting Dealer Agreement     Filed as Exhibit 99.e.1 to Registrant's
                          between John Hancock Funds, LLC and     Registration Statement on Form N-1A and
                          Selected Dealers                        incorporated herein by reference to
                                                                  post-effective amendment no. 37 (file
                                                                  nos. 811-4630 and 33-4559 on
                                                                  February 25, 1999, accession no.
                                                                  0001010521-99-000143)
                                                                  ("PEA 37 ")

7.2                       Form of Financial Institution Sales     Filed as Exhibit 99.e.2 to PEA 28 and
                          and Service agreement between John      incorporated herein by reference
                          Hancock Funds, LLC and John Hancock
                          funds

7.3                       Amendment to Distribution Agreement     Filed as Exhibit 99.e.3 to PEA 32 and
                                                                  incorporated herein by reference

7.4                       Amendment to Distribution Agreement     Filed as Exhibit 99.e.4 to PEA 42 and
                                                                  incorporated herein by reference

8                         Not applicable

9                         Master Custodian Agreement between      Filed as Exhibit 99.g to Registrant's
                          John Hancock Mutual Funds (including    Registration Statement on Form N-1A and
                          Registrant) and The Bank of New York    incorporated herein by reference to
                                                                  post-effective amendment no. 44 (file
                                                                  nos. 811-4630 and 33-4559 on
                                                                  December 27, 2001, accession no.
                                                                  0001010521-01-500306)
                                                                  ("PEA 44 ")

10                        Amended & Restate Master Transfer       Filed as Exhibit 99.h. to Registrant's
                          Agent Service Agreement between John    Registration Statement on Form N-1A and
                          Hancock Mutual Funds (including         incorporated herein by reference to
                          Registrant) and John Hancock            post-effective amendment no. 36 (file
                          Signature Services, Inc.                nos. 811-4630 and 33-4559 on December 21,
                                                                  1998, accession no. 0001010521-98-000397)
                                                                  ("PEA 36 ")



10.1                      Amendment to the Amended & Restate      Filed as Exhibit 99.h.1 to PEA 42 and
                          Master Transfer Agent Service           incorporated herein by reference.
                          Agreement between John Hancock Mutual
                          Funds (including Registrant) and John
                          Hancock Services, Inc.

10.2                      Accounting and Legal Services           Filed as Exhibit 99.h.2 to PEA 28 and
                          Agreement                               incorporated herein by reference

11                        Class A Distribution Plan between       Filed as Exhibit 99.m to PEA 36 and
                          Growth Fund and John Hancock Funds,     incorporated herein by reference
                          LLC

11.1                      Class B Distribution Plan between       Filed as Exhibit 99.m.1 to PEA 36 and
                          Growth Fund and John Hancock Funds,     incorporated herein by reference
                          LLC

11.2                      Class A Distribution Plan between       Filed as Exhibit 99.m.2 to Registrant's
                          Global Fund, International Fund, Mid    Registration Statement on Form N-1A and
                          Cap Growth Fund and John Hancock        incorporated herein by reference to
                          Funds, LLC                              post-effective amendment no. 34 (file
                                                                  nos. 811-4630 and 33-4559 on February 27,
                                                                  1998, accession no. 0001010521-98-000202)
                                                                  ("PEA 34 ")

11.3                      Class B Distribution Plans between      Filed as Exhibit 99.m.3 to PEA 34 and
                          Global Fund, International Fund, Mid    incorporated herein by reference
                          Cap Growth Fund and John Hancock
                          Funds, LLC

11.4                      Class C Distribution Plan between       Filed as Exhibit 99.m.4 to PEA 36 and
                          Growth Fund, International Fund, Mid    incorporated herein by reference
                          Cap Growth Fund and John Hancock
                          Funds, LLC

11.5                      Class C Distribution Plan between       Filed as Exhibit 99.m.5 to PEA 39 and
                          Global Fund and John Hancock Funds,     incorporated herein by reference
                          LLC



12                        John Hancock Funds Class A, Class B     Filed as Exhibit 99.o to PEA 36 and
                          and Class C Amended and restated        incorporated herein by reference
                          Multiple Class Plan pursuant to Rule
                          18f-3

12.1                      John Hancock Funds Class A, Class B,    Filed as Exhibit 99.o.1 to Registrant's
                          Class C and Class I Amended and         Registration Statement on Form N-1A and
                          restated Multiple Class Plan pursuant   incorporated herein by reference to
                          to Rule 18f-3                           post-effective amendment no. 45 (file
                                                                  nos. 811-4630 and 33-4559 on February 27,
                                                                  2002, accession no. 0001010521-02-000110)
                                                                  ("PEA 45 ")

13                        Code of Ethics- John Hancock Funds,
                          LLC

13.1                      Code of Ethics - Indocam                Filed as Exhibit 99.p.1 to PEA 41 and
                          International Investment Services       incorporated herein by reference

13.2                      Code of Ethics -Nicholas-Applegate      Filed as Exhibit 99.p.1 to PEA 42 and
                                                                  incorporated herein by reference
14                        Opinion as to legality of shares and    Filed herewith as Exhibit 14
                          consent

15                        Form of opinions as to tax matters and  Filed herewith as Exhibit 15 consent

16                        Not applicable

17                        Consents of PricewaterhouseCoopers      Filed herewith as Exhibit 17
                          LLP regarding the audited financial
                          statements of John Hancock
                          International Fund, John Hancock
                          Pacific Basin Equities Fund

18                        Not applicable



19                        Powers of Attorney                      Filed as addendum to signature pages and
                                                                  incorporated herein by reference

20                        Prospectus of John Hancock              Filed herewith as Exhibit B to Part B of
                          International Fund and Pacific          this Registration Statement.
                          Basin Equities Fund dated
                          February 14, 2003

21                        Statement of Additional Information     Filed herewith as Exhibit A and B to Part
                          of John Hancock Pacific Basin           B of this Registration Statement
                          Equities Fund dated February 14, 2003

21.1                      Statement of Additional Information     Filed herewith as Exhibit A and B to Part
                          of John Hancock International Fund      B of this Registration Statement
                          dated February 14, 2003


ITEM 17

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145 (C) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities
         Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequence of each proposed reorganization within a responsible time after receipt of such opinion.



                                   SIGNATURES


     Pursuant to the  requirements of the Securities Act of 1933, the Registrant has  caused  this  Registration  Statement  to be  signed  on its  behalf by the
undersigned,   thereunto  duly  authorized,  in  the  City  of  Boston  and  The
Commonwealth of Massachusetts, on the 4th day of June, 2003.

                                       JOHN HANCOCK INVESTMENT TRUST III

                                       By:             *
                                           -----------------------------
                                           Maureen R. Ford
                                           Chairman, President and Chief Executive Officer

     Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  the
Registration  has been signed below by the following  persons in the  capacities and on the dates indicated.


        Signature                             Title                                  Date
        ---------                             -----                                  ----

             *                     Chairman, President and Chief Executive Officer
-----------------------            (Principal Executive Officer)
Maureen R. Ford

             *                     Senior Vice President and Chief
-----------------------            Financial Officer
Richard A. Brown


/s/William H. King                 Senior Vice President, Treasurer             June 4, 2003
-----------------------            (Chief Accounting Officer)
William H. King

             *                             Trustee
-----------------------
Dennis S. Aronowitz

             *                             Trustee
-----------------------
John M. DeCiccio

             *                             Trustee
-----------------------
Richard P. Chapman, Jr.

             *                             Trustee
-----------------------
William J. Cosgrove

             *                             Trustee
-----------------------
Richard A. Farrell

             *                             Trustee
-----------------------
William F. Glavin

             *                             Trustee
-----------------------
Dr. John A. Moore

             *                             Trustee
-----------------------
Patti McGill Peterson

             *                             Trustee
-----------------------
John W. Pratt



*By: /s/Susan S. Newton                                                         June 4, 2003
    -------------------
     Susan S. Newton
     Attorney-in-Fact under
     Powers of Attorney dated
     June 23, 2001 and
     September 12, 2001 filed herewith.


John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


                                POWER OF ATTORNEY

         The undersigned Trustee/Officer of each of the above listed Trusts, each a Massachusetts business trust or Maryland corporation, does hereby severally constitute and appoint Susan S. Newton, WILLIAM h. KING, and AVERY P.
MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form
N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 12th day of September, 2001.



/s/ Maureen R. Ford                                  /s/Gail D. Fosler
-------------------                                  -----------------
Maureen R. Ford, as Chairman and Chief               Gail D. Fosler
Exective Officer

/s/John M. DeCiccio                                  /s/William F. Glavin
-------------------                                  --------------------
John M. DeCiccio, as Trustee                         William F. Glavin

/s/Dennis S. Aronowitz                               /s/John A. Moore
----------------------                               ----------------
Dennis S. Aronowitz                                  John A. Moore

/s/Richard P. Champman, Jr.                          /s/Patti McGill Peterson
---------------------------                          ------------------------
Richard P. Chapman, Jr.                              Patti McGill Peterson

/s/William J. Cosgrove                               /s/John W. Pratt
----------------------                               ----------------
William J. Cosgrove                                  John W. Pratt

/s/Richard A. Farell
--------------------
Richard A. Farrell





COMMONWEALTH OF MASSACHIUSETTS)
------------------------------
                              )ss
COUNTY OF SUFFOLK             )
-----------------

         Then personally appeared the above-named Richard A. Brown, who acknowledged the foregoing instrument to be his free act and deed, before me, this 23rd day of June, 2001.

                                 /s/Erika Nager
                                 --------------
                                 Notary Public

                                 My Commission Expires:  June 14, 2007
                                                         -------------


s:\general\prwattn\01Sept12.doc



Panel A
-------
John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


Panel B
-------
John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Global Dividend Fund
John Hancock Bond Trust                                          John Hancock Patriot Preferred Dividend Fund
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Premium Dividend Fund I
John Hancock Current Interest                                    John Hancock Patriot Premium Dividend Fund II
John Hancock Institutional Series Trust                          John Hancock Patriot Select Dividend Trust
John Hancock Investment Trust                                    John Hancock Series Trust
John Hancock Cash Reserve, Inc.                                  John Hancock Tax-Free Bond Trust



                                POWER OF ATTORNEY
                                -----------------

         The undersigned Officer of each of the above listed Trusts, each a Massachusetts business trust, or Maryland Corporation, does hereby severally constitute and appoint SUSAN S. NEWTON, WILLIAM H. KING, AND AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the
Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 23rd day of June, 2001.


                                               /s/Richard A. Brown
                                               -------------------
                                               Richard A. Brown
                                               Chief Financial Officer



Commonwealth of Massachusetts                             )ss
----------------------------------------------------------
COUNTY OF Suffolk                                         )
          ------------------------------------------------

         Then personally appeared the above-named Richard A. Brown, who acknowledged the foregoing instrument to be his free act and deed, before me, this 23rd day of June, 2001.

                                 /s/Erika L. Nager
                                 -----------------
                                 Notary Public

                                 My Commission Expires:  June 14, 2007
                                                         -------------


s:\general\prwattn\01June23.doc



                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.                Description


1        Abolition of John Hancock Global Fund and Amendment of Sections 5.11

2        Sub-Advisory Agreement among John Hancock International Fund,
         Nicholas-Applegate Capital Management and John Hancock Advisers, LLC.

4        Form of Agreement and Plan of Reorganization between John Hancock
         International Fund (the "Acquiring Fund") and John Hancock Pacific
         Basin Equities Fund (the "Acquired Fund") (filed as EXHIBIT A to Part A of this Registration Statement).

14       Opinion as to legality of shares and consent.

15       Form of opinions as to tax matters and consent.

17 Consent of PricewaterhouseCoopers LLP regarding the audited financial statements and highlights of the John Hancock International Fund and John Hancock Pacific Basin Equities Fund.